                        ALTERNATIVE LOAN TRUST 2006-OA14
                                 ISSUING ENTITY

                                FINAL TERM SHEET

                             (COUNTRYWIDE(R) LOGO)

                           $949,619,100 (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.

     The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                FREE WRITING PROSPECTUS DATED SEPTEMBER 29, 2006

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA14
            DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING OCTOBER 25, 2006

The issuing entity will issue certificates, including the following classes of certificates that are offered pursuant to this free writing prospectus:

              INITIAL CLASS CERTIFICATE
              BALANCE/ INITIAL NOTIONAL   PASS-THROUGH
                      AMOUNT(1)              RATE(2)
              -------------------------   ------------
Class 1-A-1        $164,097,000             Floating
Class 1-A-2        $ 82,048,000             Floating
Class 1-A-3        $ 27,350,000             Floating
Class 2-A-1        $209,625,000             Floating
Class 2-A-2        $104,812,000             Floating
Class 2-A-3        $ 34,937,000             Floating
Class 3-A-1        $192,683,000             Floating
Class 3-A-2        $ 48,171,000             Floating
Class X-1          $185,158,350(3)          Variable
Class X-2          $266,136,798(3)          Variable

              INITIAL CLASS CERTIFICATE
              BALANCE/ INITIAL NOTIONAL   PASS-THROUGH
                      AMOUNT(1)              RATE(2)
              -------------------------   ------------
Class A-R            $       100               N/A
Class M-1            $20,042,000            Floating
Class M-2            $19,088,000            Floating
Class M-3            $ 5,249,000            Floating
Class M-4            $10,498,000            Floating
Class M-5            $ 6,204,000            Floating
Class M-6            $ 4,772,000            Floating
Class M-7            $ 8,112,000            Floating
Class M-8            $ 4,772,000            Floating
Class M-9            $ 7,159,000            Floating


(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based and their initial ratings, are listed in the tables under "Summary -- Description of the Certificates" in this free writing prospectus.

(3) The Class X-1 and Class X-2 Certificates are interest only notional amount certificates. The initial notional amounts of the Class X-1 and Class X-2 Certificates are set forth in the table above but are not included in the aggregate certificate balance of all of the certificates offered.

                                     SUMMARY

ISSUING ENTITY

Alternative Loan Trust 2006-OA14, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

See "The Depositor" in the prospectus.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of September 1, 2006 and the origination date for that mortgage loan.

CLOSING DATE

On or about September 29, 2006.

THE MORTGAGE LOANS

The mortgage loans will consist of 30- and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four family residential properties. The mortgage loans will be divided into three separate groups. Each group of mortgage loans is referred to as a "loan group." Loan group 1 will consist of two sub-loan groups (each a "sub-loan group"): loan group 1A and loan group 1B. The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance of the mortgage loans was approximately $954,390,022.

As of the cut-off date, the group 1A mortgage loans had the following characteristics:

Aggregate Current Principal Balance               $117,046,252
Geographic Concentrations in excess of 10%:
California                                           41.26%
Florida                                              15.71%
Weighted Average Original LTV Ratio                  76.29%
Weighted Average Current Mortgage Rate               5.971%

Range of Current Mortgage Rates                 1.000% to 8.625%
Average Current Principal Balance                   $268,455
Range of Current Principal Balances           $30,012 to $756,000
Weighted Average Remaining Term to Maturity        416 months
Weighted Average FICO Credit Score                     719
Weighted Average Gross Margin                        3.365%
Weighted Average Maximum Mortgage Rate               9.950%
Weighted Average Minimum Mortgage Rate               3.365%
Maximum Negative Amortization                          115%

As of the cut-off date, the group 1B mortgage loans had the following characteristics:

Aggregate Current Principal Balance               $185,158,350
Geographic Concentrations in excess of 10%:
California                                           46.89%
Florida                                              14.04%
Weighted Average Original LTV Ratio                  76.96%
Weighted Average Current Mortgage Rate               4.747%
Range of Current Mortgage Rates                 1.000% to 8.500%
Average Current Principal Balance                   $265,270
Range of Current Principal Balances           $51,569 to $615,000
Weighted Average Remaining Term to Maturity        418 months
Weighted Average FICO Credit Score                     714
Weighted Average Gross Margin                        3.310%
Weighted Average Maximum Mortgage Rate               9.950%
Weighted Average Minimum Mortgage Rate               3.310%
Maximum Negative Amortization                          115%

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                $386,048,621
Geographic Concentrations in excess of 10%:
California                                            63.01%
Weighted Average Original LTV Ratio                   74.13%
Weighted Average Current Mortgage Rate                4.932%
Range of Current Mortgage Rates                  1.000% to 9.750%
Average Current Principal Balance                    $578,784
Range of Current Principal Balances           $66,750 to $2,500,000
Weighted Average Remaining Term to Maturity         405 months
Weighted Average FICO Credit Score                      712
Weighted Average Gross Margin                         3.348%
Weighted Average Maximum Mortgage Rate                9.970%
Weighted Average Minimum Mortgage Rate                3.348%
Maximum Negative Amortization                           115%

As of the cut-off date, the group 3 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                $266,136,799
Geographic Concentrations in excess of 10%:

California                                            58.71%
Florida                                               13.35%
Weighted Average Original LTV Ratio                   76.17%
Weighted Average Current Mortgage Rate                4.879%
Range of Current Mortgage Rates                  1.000% to 9.625%
Average Current Principal Balance                    $443,561
Range of Current Principal Balances           $21,321 to $1,861,681
Weighted Average Remaining Term to Maturity         409 months
Weighted Average FICO Credit Score                     694
Weighted Average Gross Margin                         3.356%
Weighted Average Maximum Mortgage Rate               10.031%
Weighted Average Minimum Mortgage Rate                3.356%
Maximum Negative Amortization                           115%

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:

                INITIAL CLASS CERTIFICATE                                                  INITIAL
                 BALANCE/INITIAL NOTIONAL                                                   RATING      INITIAL RATING
    CLASS               AMOUNT (1)                             TYPE                     (MOODY'S) (2)      (S&P) (2)
    -----       -------------------------                      ----                     -------------   --------------
OFFERED CERTIFICATES
Class 1-A-1            $164,097,000          Senior/Floating Pass-Through Rate/Super         Aaa              AAA
                                                              Senior
Class 1-A-2            $ 82,048,000          Senior/Floating Pass-Through Rate/Super         Aaa              AAA
                                                          Senior/Support
Class 1-A-3            $ 27,350,000         Senior/Floating Pass-Through Rate/Support        Aaa              AAA
Class 2-A-1            $209,625,000          Senior/Floating Pass-Through Rate/Super         Aaa              AAA
                                                              Senior
Class 2-A-2            $104,812,000          Senior/Floating Pass-Through Rate/Super         Aaa              AAA
                                                          Senior/Support
Class 2-A-3            $ 34,937,000         Senior/Floating Pass-Through Rate/Support        Aaa              AAA
Class 3-A-1            $192,683,000          Senior/Floating Pass-Through Rate/Super         Aaa              AAA
                                                              Senior
Class 3-A-2            $ 48,171,000         Senior/Floating Pass-Through Rate/Support        Aaa              AAA
Class X-1              $185,158,350              Senior/Notional Amount/Interest             Aaa              AAA
                                                 Only/Variable Pass-Through Rate
Class X-2              $266,136,798              Senior/Notional Amount/Interest             Aaa              AAA
                                                 Only/Variable Pass-Through Rate
Class A-R              $        100           Senior/REMIC Residual/Principal Only           Aaa              AAA
Class M-1              $ 20,042,000          Subordinate/Floating Pass- Through Rate         Aa1              AA+
Class M-2              $ 19,088,000          Subordinate/Floating Pass- Through Rate         Aa1              AA
Class M-3              $  5,249,000          Subordinate/Floating Pass- Through Rate         Aa1              AA-
Class M-4              $ 10,498,000          Subordinate/Floating Pass- Through Rate         Aa1              A+
Class M-5              $  6,204,000          Subordinate/Floating Pass- Through Rate         Aa2              A
Class M-6              $  4,772,000          Subordinate/Floating Pass- Through Rate         Aa3              A-
Class M-7              $  8,112,000          Subordinate/Floating Pass- Through Rate          A2              BBB
Class M-8              $  4,772,000          Subordinate/Floating Pass- Through Rate         Baa1             BBB-
Class M-9              $  7,159,000          Subordinate/Floating Pass- Through Rate         Baa3             N/R

NON-OFFERED CERTIFICATES (3)
Class C                    N/A                               Residual                        N/R              N/R

                INITIAL CLASS CERTIFICATE                                                  INITIAL
                 BALANCE/INITIAL NOTIONAL                                                   RATING      INITIAL RATING
    CLASS               AMOUNT (1)                             TYPE                     (MOODY'S) (2)      (S&P) (2)
    -----       -------------------------                      ----                     -------------   --------------
Class 1-P (4)          $        100                     Prepayment Charges                   N/R              N/R
Class 2-P (4)          $        100                     Prepayment Charges                   N/R              N/R
Class 3-P (4)          $        100                     Prepayment Charges                   N/R              N/R

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class C, Class 1-P, Class 2-P and Class 3-P Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class C, Class 1-P, Class 2-P and Class 3-P Certificates is provided only to permit a better understanding of the offered certificates.

(4) The Class 1-P, Class 2-P and Class 3-P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively. Each of the Class 1-P, Class 2-P and Class 3-P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance as of the cut-off date of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively, that require payment of a prepayment charge. The Class 1-P, Class 2-P and Class 3-P Certificates will not bear interest.

The certificates will also have the following characteristics:

                                PASS-THROUGH RATE   PASS-THROUGH RATE
                RELATED LOAN      ON AND BEFORE           AFTER
                  GROUP OR           OPTIONAL            OPTIONAL                           NTEREST ACCRUAL
    CLASS      SUB-LOAN GROUP    TERMINATION DATE    TERMINATION DATE     ACCRUAL PERIOD       CONVENTION
    -----      --------------   -----------------   -----------------   -----------------   ---------------
OFFERED
CERTIFICATES
Class 1-A-1          1           MTA + 1.730%(1)     MTA + 1.730%(1)    calendar month(2)     30/360 (3)
Class 1-A-2          1           MTA + 0.880%(1)     MTA + 0.880%(1)    calendar month(2)     30/360 (3)
Class 1-A-3          1           MTA + 0.920%(1)     MTA + 0.920%(1)    calendar month(2)     30/360 (3)
Class 2-A-1          2          LIBOR + 0.190%(4)   LIBOR + 0.380%(4)           (5)         Actual/360 (6)
Class 2-A-2          2          LIBOR + 0.240%(4)   LIBOR + 0.480%(4)           (5)         Actual/360 (6)
Class 2-A-3          2          LIBOR + 0.280%(4)   LIBOR + 0.560%(4)           (5)         Actual/360 (6)
Class 3-A-1          3           MTA + 0.850%(1)     MTA + 0.850%(1)    calendar month(2)     30/360 (3)
Class 3-A-2          3           MTA + 0.900%(1)     MTA + 0.900%(1)    calendar month(2)     30/360 (3)
Class X-1            1B                (7)                 (7)          calendar month(2)     30/360 (3)
Class X-2            3                 (7)                 (7)          calendar month(2)     30/360 (3)
Class A-R            1                 (8)                 (8)                  N/A              N/A
Class M-1        1, 2 and 3     LIBOR + 0.380%(4)   LIBOR + 0.570%(4)           (5)         Actual/360 (6)
Class M-2        1, 2 and 3     LIBOR + 0.410%(4)   LIBOR + 0.615%(4)           (5)         Actual/360 (6)
Class M-3        1, 2 and 3     LIBOR + 0.440%(4)   LIBOR + 0.660%(4)           (5)         Actual/360 (6)
Class M-4        1, 2 and 3     LIBOR + 0.550%(4)   LIBOR + 0.825%(4)           (5)         Actual/360 (6)
Class M-5        1, 2 and 3     LIBOR + 0.600%(4)   LIBOR + 0.900%(4)           (5)         Actual/360 (6)
Class M-6        1, 2 and 3     LIBOR + 0.700%(4)   LIBOR + 1.050%(4)           (5)         Actual/360 (6)
Class M-7        1, 2 and 3     LIBOR + 1.500%(4)   LIBOR + 2.250%(4)           (5)         Actual/360 (6)
Class M-8        1, 2 and 3     LIBOR + 1.750%(4)   LIBOR + 2.625%(4)           (5)         Actual/360 (6)
Class M-9        1, 2 and 3     LIBOR + 2.750%(4)   LIBOR + 4.125%(4)           (5)         Actual/360 (6)

NON-OFFERED
CERTIFICATES
Class C          1, 2 and 3            N/A                 N/A                  N/A              N/A
Class 1-P            1                 N/A                 N/A                  N/A              N/A
Class 2-P            2                 N/A                 N/A                  N/A              N/A
Class 3-P            3                 N/A                 N/A                  N/A              N/A

----------
(1) The pass-through rate on this class of certificates for the accrual period related to the first distribution date, will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the related loan group and with respect to any distribution date thereafter will be a per annum rate equal to the least of (i) one-year MTA for the related accrual period plus the related margin, (ii) weighted average adjusted net mortgage rate of the mortgage loans in the related loan group and (iii) the applicable net rate cap. One-year MTA for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Calculation of One-Year MTA."

(2) The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(4) The pass-through rates on this class of certificates for the accrual period related to any distribution date will be a per annum rate equal to the lesser of (i) one-month LIBOR for the related accrual period plus the related margin and (ii) the applicable net rate cap. One-month LIBOR for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Calculation of LIBOR."

(5) The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(6) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the applicable accrual period.

(7) The pass-through rate on these classes of certificates for the accrual period for any distribution date will be a per annum rate equal to the excess, if any, of (a) the applicable net rate cap, over (b) one-year MTA for the related accrual period plus the related margin. See "Description of the Certificates -- Interest" in this free writing prospectus.

(8)  The Class A-R Certificates will not accrue any interest.

See "Description of the Certificates" in this free writing prospectus.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

         DESIGNATION                   CLASSES OF CERTIFICATES
         -----------                   -----------------------
    Senior Certificates         Class 1-A-1, Class 1-A-2, Class 1-A-3,
                                          Class 2-A-1, Class
                                      2-A-2, Class 2-A-3, Class
                                 3-A-1, Class 3-A-2, Class X-1, Class
                                    X-2 and Class A-R Certificates

Group 1 Senior Certificates   Class 1-A-1, Class 1-A-2 and Class 1-A-3
                                            Certificates

Group 2 Senior Certificates       Class 2-A-1, Class 2-A-2 and Class
                                          2-A-3 Certificates

Group 3 Senior Certificates    Class 3-A-1 and Class 3-A-2 Certificates

    Class X Certificates                 Class X-1 and Class
                                           X-2 Certificates

 Subordinated Certificates         Class M-1, Class M-2, Class M-3,
                                Class M-4, Class M-5, Class M-6, Class
                                     M-7, Class M-8 and Class M-9
                                             Certificates

      MTA Certificates         Group 1 Senior Certificates and Group 3
                                         Senior Certificates

     LIBOR Certificates            Group 2 Senior Certificates and
                                      Subordinated Certificates

 Floating Rate Certificates    MTA Certificates and LIBOR Certificates

    Class P Certificates          Class 1-P, Class 2-P and Class 3-P
                                             Certificates

    Offered Certificates         Senior Certificates and Subordinated
                                             Certificates

    Private Certificates           Class P and Class C Certificates

RECORD DATE

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

MTA Certificates, Class A-R and Class X Certificates:

The last business day of the month preceding the month of the distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourg or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer as provided for in the pooling and servicing agreement.

See "Description of the Certificates -- Book-Entry Certificates" in this free writing prospectus.

DISTRIBUTION DATES

Beginning on October 25, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the offered certificates is the distribution date in November 2046. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

INTEREST PAYMENTS

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the tables under "Summary -- Description of the Certificates" in this free writing prospectus.

On each distribution date, to the extent funds are available from the related loan group, loan groups or sub-loan group, each class of interest-bearing certificates will be entitled to receive:

     - the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount, as applicable, of that class of certificates immediately prior to that distribution date,

     -    interest carry forward amount, and

     - with respect to the floating rate certificates, any net rate carryover due and any accrued interest on this amount.

The amount of interest distributable on a distribution date with respect to any class of certificates will be reduced by the amount by which the deferred interest on the mortgage loans in the related loan group, loan groups or sub-loan group exceeds the principal payments on the mortgage loans in that loan group, loan groups or sub-loan group for that distribution date, as described under "Description of the Certificates -- Interest" in this free writing prospectus.

See "Description of the Certificates -- Distributions -- Distributions of Interest" in this free writing prospectus.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

See "Description of the Certificates -- Distributions -- Distributions of Principal" in this free writing prospectus.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to a loan group (after the fees and expenses described under the next heading are subtracted):

     - all scheduled installments of interest (after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

     - all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

     - net proceeds from the liquidation of defaulted mortgage loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

     - subsequent recoveries with respect to the mortgage loans in that loan group;

     - partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

     - any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

FEES AND EXPENSES

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

     - the master servicing fee and additional servicing compensation due to the master servicer;

     -    the trustee fee due to the trustee;

     -    lender paid mortgage insurance premiums, if any;

     - the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

     - all prepayment charges (which are distributable only to the Class P Certificates); and

     - all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates --Priority of Distributions Among Certificates".

Source and Priority of Payments:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On any distribution date, the aggregate available funds from all loan groups will be distributed in the following order of priority:

     1. to the derivative reserve fund, pro rata from each loan group, based on the aggregate stated principal balance of the mortgage loans in each loan group, the excess of (i) the amount of any net swap payment and any swap termination payment (other than a swap termination payment due to a swap counterparty trigger event) payable to the counterparty with respect to such distribution date over (ii) the amount on deposit in the derivative reserve fund immediately prior to that distribution date;

     2. concurrently, to the Class X-1 and Class X-2 Certificates, pro rata, the current interest and interest carry forward amount for each such class and such distribution date;

     3. concurrently, to the classes of senior certificates (other than the Class X Certificates and Class A-R Certificates), pro rata, the current interest and the interest carry forward amount for each such class and such distribution date;

     4. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the current interest for each such class and such distribution date;

     5. a. for each distribution date prior to the stepdown date or on which a trigger event is in effect, in the following order of priority:

          (1) in an amount up to the principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata on the basis of the related principal distribution amounts:

               (a) in an amount up to the group 1 principal distribution amount for such distribution date, in the following order of priority:

                    (i) to the Class A-R Certificates, until its class
               certificate balance is reduced to zero;

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (iii) concurrently, to the group 2 senior certificates
               (after any distributions made to such classes of certificates from the group 2 principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective class certificate balances are reduced to zero;

               (b) in an amount up to the group 2 principal distribution amount for such distribution date, in the following order of priority:

                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective class certificate balances are reduced to zero;

               (c) in an amount up to the group 3 principal distribution amount for such distribution date, in the following order of priority:

                    (i) concurrently, to the Class 3-A-1 and Class 3-A-2
               Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 principal distribution amount) and the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

     b. on each distribution date on or after the stepdown date so long as a trigger event is not in effect, in the following order of priority:

          (1) in an amount up to the senior principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata on the basis of the related senior principal distribution amounts:

               (a) in an amount up to the group 1 senior principal distribution amount for such distribution date, in the following order of priority:

                    (i) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 senior principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective class certificate balances are reduced to zero;

               (b) in an amount up to the group 2 senior principal distribution amount for such distribution date, in the following order of priority:

                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 senior principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (c) in an amount up to the group 3 senior principal distribution amount for such distribution date, in the following order of priority:

                    (i) concurrently, to the Class 3-A-1 and Class 3-A-2
               Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 senior principal distribution amount) and the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in an amount up to the subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

     6. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the interest carry forward amount for each such class and such distribution date;

     7. concurrently, to the classes of senior certificates related to loan group 1, loan group 2 and loan group 3, pro rata based on the aggregate unpaid realized loss amount for the senior certificates (other than the Class X Certificates) related to loan group 1, loan group 2 and loan group 3;

          a. in an amount up to the aggregate unpaid realized loss amount for the group 1 senior certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

          b. in an amount up to the aggregate unpaid realized loss amount for the group 2 senior certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

          c. in an amount up to the aggregate unpaid realized loss amount for the group 3 senior certificates, sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class; and

     8. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     9. concurrently, to the classes of senior certificates (other than the Class X and Class A-R Certificates), pro rata, in an amount up to the amount of net rate carryover for each such class;

     10. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in an amount up to the amount of net rate carryover for each such class;

     11. to the derivative reserve fund, in an amount equal to any swap termination payment due to the counterparty as a result of a swap counterparty trigger event; and

     12. to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates (other than the Class X Certificates), until those senior certificates are paid in full, before any distributions of principal are made on the subordinate certificates.

The Stepdown Date:

The stepdown date will be the earlier of:

- the distribution date after the distribution date on which the aggregate class certificate balance of the senior certificates (other than the Class X Certificates) is reduced to zero; and

- the later to occur of (x) the distribution date in October 2009 and (y) the first distribution date on which a fraction, the numerator of which is the excess of the aggregate stated principal balance of the mortgage loans as of the due date in the month preceding the month in which that distribution date occurs (after giving effect to principal prepayments received in the prepayment period related to that due date) over the aggregate class certificate balance of the senior certificates (other than the Class X Certificates) immediately prior to that distribution date, and the denominator of which is the aggregate stated principal balance of the mortgage loans as of the due date in the month of the current distribution date (after giving effect to principal prepayments received in the prepayment period related to that due date) is greater than or equal to (a) approximately 23.75% on any distribution date prior to the distribution date in October 2012 and (b) approximately 19.00% on any distribution date on or after the Distribution Date in October 2012.

THE SWAP CONTRACT

A supplemental interest trust created under the pooling and servicing agreement will have the benefit of an interest rate swap contract for the benefit of the floating rate certificates.

On each distribution date prior to the swap contract termination date, the trustee, as supplemental interest trustee, will be obligated to pay to the counterparty an amount equal to the product of (i) 5.05% per annum, (ii) the swap contract notional balance for that distribution date, and (iii) a fraction, the numerator of which equals 26 for the first accrual period and 30 thereafter and the denominator of which equals 360. In addition, on the business day preceding each distribution date prior to the swap contract termination date, the counterparty will be obligated to pay to the supplemental interest trustee an amount equal to the product of (i) one-month LIBOR (as determined by the counterparty), (ii) the swap contract notional balance for that distribution date, and (iii) the actual number of days in the related calculation period, divided by 360.

To the extent that the amount payable by the supplemental interest trustee exceeds the amount payable by the counterparty, the trustee will be required to deduct, first, from amounts remaining on deposit in the derivative reserve fund, if any, and, second, from the available funds for each loan group, pro rata, the amount of that excess and, in its capacity as supplemental interest trustee, to remit the amount of that excess to the supplemental interest trust for payment to the counterparty. To the extent that the amount payable by the counterparty exceeds the amount payable by the supplemental interest trustee, the counterparty will be required to pay to the supplemental interest trustee the amount of that excess. Any net payment received by the supplemental interest trustee from the counterparty will be remitted to the supplemental interest trust to pay any net swap payment payable to the counterparty, any current interest and interest carry forward amounts, any unpaid realized loss amounts and any net rate carryover with respect to the floating rate certificates and to restore and maintain overcollateralization to the required level. The remaining portion of any net payment received by the supplemental interest trustee under the swap contract will be paid as described under "Description of the Certificates - The Swap Contract, Corridor Contract and Corridor Floor Contract" in the free writing prospectus.

THE CORRIDOR CONTRACT AND THE CORRIDOR FLOOR CONTRACT

The supplemental interest trust will also have the benefit of an interest rate corridor floor contract and an interest rate corridor contract for the benefit of floating rate certificates. Amounts received on the corridor floor contract will be deposited in the derivative reserve fund and amounts received on the corridor contract will be deposited in the corridor contract reserve fund.

Beginning on the distribution date in January 2007 and on each distribution date thereafter to and including the corridor floor contract termination date, amounts received by the supplemental interest trustee in respect of the corridor floor contract will be available as described in this free writing prospectus to pay any net swap payment payable to the counterparty, any current interest and interest carry forward amounts, any unpaid realized loss amounts and any net rate carryover with respect to the floating rate certificates and to restore and maintain overcollateralization to the required level.

Beginning on the distribution date in July 2011 and on each distribution date thereafter to and including the corridor contract termination date, amounts received by the supplemental interest trustee in respect of the corridor contract will be available as described in this free writing prospectus to pay any net rate carryover on the floating rate certificates, to cover unpaid current interest and interest carry forward amounts on the floating rate certificates, to restore and maintain overcollateralization at the required level and to cover any unpaid realized loss amounts on the floating rate certificates.

Payments under the corridor contract and corridor floor contract will be made pursuant to the formulas described in "Description of the Certificates - The Corridor Contract and the Corridor Floor Contract " in this free writing prospectus. Any amounts received in excess of the amount necessary to cover the amounts described above will be paid as described under "Description of the Certificates - The Swap Contract, the Corridor Contract and the Corridor Floor Contract " in this free writing prospectus.

See "Description of the Certificates - The Corridor Contract and the Corridor Floor Contract " in this free writing prospectus.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of funds from which credit enhancement is provided to the senior certificates. Realized losses will be allocated in the following order of priority:

- to the subordinated certificates, beginning with the class of subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero, and

- concurrently, to the senior certificates (other than the notional amount certificates), pro rata, based on the aggregate class certificate balances of the group 1 senior certificates, the group 2 senior certificates and the group 3 senior certificates, as follows: (a) with respect to the group 1 senior certificates, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero; (b) with respect to the group 2 senior certificates, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero and (c) with respect to the group 3 senior certificates, sequentially, to the Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

OVERCOLLATERALIZATION

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans exceeds the aggregate class certificate balance of the offered certificates.

On the closing date, (a) the aggregate stated principal balance of the mortgage loans is expected to exceed the initial aggregate class certificate balance of the certificates (other than the Class X Certificates) by approximately $4,770,922. This amount is approximately equal to the initial level of overcollateralization required by the pooling and servicing agreement.

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates and the weighted average expense fee rate.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans. The required level of overcollateralization may change over time.

See "Description of the Certificates--Overcollateralization Provisions" in this free writing prospectus.

SUBORDINATION

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

The senior certificates will have a distribution priority over the subordinated certificates. Within the classes with an "M" designation, the distribution priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans first, among the subordinated certificates, beginning with the subordinated certificates with the lowest distribution priority, and second to the senior certificates in accordance with the priorities set forth above under " -- Allocation of Losses."

See "Description of the Certificates -- Allocation of Losses" in this free writing prospectus and "Credit Enhancement" in the prospectus.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers will be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

See "Loan Program -- Representations by Sellers; Repurchases" in the prospectus.

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

TAX STATUS

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The floating rate certificates will also represent the right to receive net rate carryover payments and potentially deemed obligations. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

The swap contract, the corridor contract, the corridor floor contract and the assets held in the derivative reserve fund, the corridor contract reserve fund and the carryover reserve fund will not constitute any part of any REMIC created under the pooling and servicing agreement.

See "Material Federal Income Tax Consequences" in the prospectus.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions, including satisfaction of the requirements of an investor-based exemption, are met.

See "ERISA Considerations" in the prospectus.

LEGAL INVESTMENT

The senior certificates and the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

See "Legal Investment" in the prospectus.

                                THE MORTGAGE POOL

                                  LOAN GROUP 1A

                                  LOAN PROGRAMS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
One-Year MTA .................     436    $117,046,251.73    100.00%    268,454.71   5.971       416        719        76.29
                                   ---    ---------------    ------
   Total .....................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

                            CURRENT MORTGAGE RATES(1)

                                                                                     WEIGHTED
                                                           PERCENT OF    AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1A       ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  ---------  --------  -------------
1.000 ........................       6    $  1,631,800.00      1.39%    271,966.67     360        734        74.34
1.250 ........................      29       6,915,706.00      5.91     238,472.62     381        719        70.49
1.500 ........................      22       6,282,282.00      5.37     285,558.27     466        712        74.38
1.750 ........................      15       4,628,140.00      3.95     308,542.67     388        726        73.65
2.000 ........................      19       5,644,649.90      4.82     297,086.84     442        714        75.06
2.250 ........................       6       2,154,435.96      1.84     359,072.66     429        696        74.03
2.500 ........................       7       1,723,459.05      1.47     246,208.44     396        727        78.56
2.750 ........................      17       4,887,120.00      4.18     287,477.65     402        709        80.33
2.755 ........................       1         231,200.00      0.20     231,200.00     360        694        85.00
2.860 ........................       1         208,700.00      0.18     208,700.00     360        670        88.81
3.000 ........................       6       1,381,355.00      1.18     230,225.83     386        710        80.80
3.015 ........................       1         252,200.00      0.22     252,200.00     360        683        83.23
3.250 ........................       2         425,792.77      0.36     212,896.39     428        698        81.36
3.400 ........................       1         400,000.00      0.34     400,000.00     360        674        83.33
3.415 ........................       1         381,976.00      0.33     381,976.00     360        736        95.00
3.500 ........................       1         229,750.00      0.20     229,750.00     480        714        89.99
3.750 ........................       1          54,900.00      0.05      54,900.00     360        707        90.00
4.000 ........................       1         346,500.00      0.30     346,500.00     480        686        90.00
6.000 ........................       1         348,000.00      0.30     348,000.00     480        675        80.00
6.500 ........................       3         627,146.70      0.54     209,048.90     449        715        73.57
6.625 ........................       1         247,796.35      0.21     247,796.35     478        747        70.00
6.750 ........................       2         511,234.66      0.44     255,617.33     479        674        79.09
6.875 ........................       4         925,798.58      0.79     231,449.65     384        726        83.51
7.000 ........................       4       1,065,054.08      0.91     266,263.52     416        726        76.39
7.035 ........................       1         321,750.00      0.27     321,750.00     480        672        90.00
7.125 ........................       7       1,906,116.94      1.63     272,302.42     441        716        79.78
7.250 ........................      11       2,920,900.28      2.50     265,536.39     413        746        74.67
7.375 ........................      13       3,864,851.54      3.30     297,296.27     379        718        76.61
7.500 ........................      30       8,258,438.64      7.06     275,281.29     422        733        72.86
7.580 ........................       1         313,273.61      0.27     313,273.61     479        700        95.00
7.625 ........................      17       4,042,372.53      3.45     237,786.62     440        742        78.97
7.660 ........................       1         180,432.24      0.15     180,432.24     358        795        90.00
7.690 ........................       1         253,562.52      0.22     253,562.52     359        697        90.00
7.750 ........................      33       9,383,217.84      8.02     284,339.93     418        722        78.38
7.820 ........................       1         323,000.00      0.28     323,000.00     360        704        87.30
7.835 ........................       1         193,974.20      0.17     193,974.20     359        688        90.00
7.850 ........................       1         381,857.55      0.33     381,857.55     359        703        90.00
7.875 ........................      24       7,083,687.36      6.05     295,153.64     400        710        75.31
8.000 ........................      47      12,110,411.62     10.35     257,668.33     393        725        75.97
8.125 ........................      23       5,927,933.36      5.06     257,736.23     422        718        78.90
8.250 ........................      23       6,176,069.64      5.28     268,524.77     444        728        74.06

                                                                                     WEIGHTED
                                                           PERCENT OF    AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1A       ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  ---------  --------  -------------
8.375 ........................      17       4,104,967.52      3.51     241,468.68     465        702        74.95
8.500 ........................       7       1,832,471.51      1.57     261,781.64     410        707        77.94
8.625 ........................      25       5,961,965.78      5.09     238,478.63     423        705        75.45
                                   ---    ---------------    ------
   Total .....................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1A (as so adjusted) is expected to be approximately 5.949% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1A is expected to be approximately 5.971% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
RANGE OF CURRENT MORTGAGE       MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)       LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------------     --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
0.01-50,000.00 ...............      2     $     80,012.12      0.07%     40,006.06    3.751      434        805        35.80
50,000.01-100,000.00 .........     12        1,040,109.13      0.89      86,675.76    5.649      411        710        71.99
100,000.01-150,000.00 ........     41        5,333,899.25      4.56     130,095.10    6.298      411        735        74.46
150,000.01-200,000.00 ........     63       11,079,425.98      9.47     175,863.90    6.185      390        724        75.57
200,000.01-250,000.00 ........     71       16,034,881.57     13.70     225,843.40    6.148      429        721        77.85
250,000.01-300,000.00 ........     95       25,923,868.28     22.15     272,882.82    5.856      410        722        75.05
300,000.01-350,000.00 ........     63       20,603,015.59     17.60     327,031.99    6.138      426        714        77.21
350,000.01-400,000.00 ........     57       21,420,439.41     18.30     375,797.18    6.062      422        712        77.45
400,000.01-450,000.00 ........     17        7,026,621.21      6.00     413,330.66    6.022      416        723        75.31
450,000.01-500,000.00 ........      4        1,883,818.32      1.61     470,954.58    6.276      360        718        77.59
500,000.01-550,000.00 ........      5        2,620,560.87      2.24     524,112.17    6.857      407        690        78.44
550,000.01-600,000.00 ........      1          574,000.00      0.49     574,000.00    1.250      360        690        70.00
600,000.01-650,000.00 ........      3        1,913,600.00      1.63     637,866.67    4.195      400        734        76.63
650,000.01-1,000,000.00 ......      2        1,512,000.00      1.29     756,000.00    2.000      480        715        70.00
                                  ---     ---------------    ------
   Total .....................    436     $117,046,251.73    100.00%
                                  ===     ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1A is approximately $268,455.

                              FICO CREDIT SCORES(1)

                                                                                               WEIGHTED                 WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                  AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED     ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE      LOAN-TO-
RANGE OF                        MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  VALUE RATIO
FICO CREDIT SCORES                LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)     SCORE         (%)
------------------              --------  ---------------  ----------  -----------  --------  ---------  -----------  -----------
660-679.......................      66    $ 18,791,837.83     16.06%    284,724.82    5.920      410         671         77.55
680-699.......................      86      24,535,886.19     20.96     285,301.00    5.565      408         688         75.97
700-719.......................      81      21,097,448.83     18.02     260,462.33    5.935      420         709         77.14
720 and Above.................     203      52,621,078.88     44.96     259,217.14    6.193      420         754         75.65
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1A is approximately 719.

                             DOCUMENTATION PROGRAMS

                                                                                               WEIGHTED                 WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                  AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED     ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE      LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  VALUE RATIO
DOCUMENTATION PROGRAM             LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)     SCORE         (%)
---------------------           --------  ---------------  ----------  -----------  --------  ---------  -----------  -----------
Alternative...................      14    $  3,149,563.20      2.69%    224,968.80    5.886      400         714         77.43
Full..........................      52      12,828,645.96     10.96     246,704.73    6.058      406         717         76.31
Reduced.......................     319      87,010,970.73     74.34     272,761.66    5.993      418         718         76.56
Stated Income/Stated Asset....      51      14,057,071.84     12.01     275,628.86    5.777      416         723         74.34
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                               WEIGHTED                 WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                  AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED     ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE      LOAN-TO-
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  VALUE RATIO
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)     SCORE         (%)
------------------------        --------  ---------------  ----------  -----------  --------  ---------  -----------  -----------
50.00 and Below...............      16    $  3,163,157.91      2.70%    197,697.37    5.456      406         732         40.79
50.01 to 55.00................       6       1,450,791.45      1.24     241,798.58    4.720      405         755         52.16
55.01 to 60.00................       7       1,855,477.32      1.59     265,068.19    7.225      443         726         57.45
60.01 to 65.00................      15       4,196,939.09      3.59     279,795.94    6.125      417         717         63.17
65.01 to 70.00................      73      19,791,866.96     16.91     271,121.47    5.485      415         724         69.60
70.01 to 75.00................      31       8,430,329.91      7.20     271,946.13    5.963      413         719         73.69
75.01 to 80.00................     241      65,963,186.51     56.36     273,706.17    6.098      422         717         79.68
80.01 to 85.00................       4       1,127,400.00      0.96     281,850.00    3.410      360         696         83.76
85.01 to 90.00................      33       8,175,984.77      6.99     247,757.11    6.231      389         704         89.39
90.01 to 95.00................      10       2,891,117.81      2.47     289,111.78    6.855      385         732         94.60
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1A is approximately 76.26%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1A that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED                 WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                  AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED     ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE      LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  VALUE RATIO
STATE                             LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)     SCORE         (%)
-----                           --------  ---------------  ----------  -----------  --------  ---------  -----------  -----------
California....................     146    $ 48,295,258.64     41.26%    330,789.44    6.143      436         722         73.76
Florida.......................      81      18,386,511.11     15.71     226,993.96    6.031      413         713         78.68
Arizona.......................      29       7,662,932.42      6.55     264,239.05    6.635      428         715         77.93
Washington....................      18       5,019,421.72      4.29     278,856.76    5.791      408         733         76.72
Nevada........................      19       4,351,077.33      3.72     229,004.07    6.842      423         727         79.50
Illinois......................      15       3,644,372.59      3.11     242,958.17    4.406      363         718         76.46
New Jersey....................      12       3,554,527.57      3.04     296,210.63    4.815      384         709         79.43
Massachusetts.................      10       3,455,320.39      2.95     345,532.04    6.221      371         700         79.50
Maryland......................      11       2,936,541.09      2.51     266,958.28    5.322      380         710         85.69
New York......................       7       2,721,317.47      2.32     388,759.64     4.24      358         723         68.51
Texas.........................      14       2,469,809.99      2.11     176,415.00    6.564      411         728         79.66
Other.........................      74      14,549,161.41     12.43     196,610.29    5.744      397         717         77.12
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, no more than approximately 1.290 % of the Mortgage Loans in Loan Group 1A will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED                 WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                  AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED     ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE      LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  VALUE RATIO
LOAN PURPOSE                      LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)     SCORE         (%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  -----------  -----------
Purchase......................     178    $ 47,189,867.76     40.32%    265,111.62    5.921      420         725         78.71
Refinance (Rate/Term).........      70      18,477,245.49     15.79     263,960.65    6.388      400         716         76.56
Refinance (Cash-Out)..........     188      51,379,138.48     43.90     273,293.29    5.867      418         714         73.97
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED                 WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE                  AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED     ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE      LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE  MATURITY   FICO CREDIT  VALUE RATIO
PROPERTY TYPE                     LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)     SCORE         (%)
-------------                   --------  ---------------  ----------  -----------  --------  ---------  -----------  -----------
2 to 4 Family Residence.......      47    $ 17,025,709.82     14.55%    362,249.15    5.027      393         719         73.56
Condominium...................      64      15,513,954.85     13.25     242,405.54    6.114      416         716         81.29
Cooperative...................       1         325,682.25      0.28     325,682.25    8.000      350         698         41.40
Planned Unit Development......      95      25,013,620.33     21.37     263,301.27    5.949      420         719         77.06
Single Family Residence.......     229      59,167,284.48     50.55     258,372.42    6.204      421         719         75.63
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------                  --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Primary Residence ............     267    $ 74,997,133.75     64.07%    280,888.14    5.757      416        717        77.13
Investment Property ..........     108      27,810,873.57     23.76     257,508.09    6.083      412        720        72.00
Secondary Residence ..........      61      14,238,244.41     12.16     233,413.84    6.881      422        727        80.26
                                   ---    ---------------    ------
   Total .....................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                           PERCENT OF    AVERAGE    WEIGHTED  WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT    FICO       ORIGINAL
REMAINING TERM                  MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   CREDIT   LOAN-TO-VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)    SCORE     RATIO (%)
--------------------            --------  ---------------  ----------  -----------  --------  --------  -------------
350 ..........................       1    $    325,682.25      0.28%    325,682.25    8.000      698        41.40
352 ..........................       1         254,624.14      0.22     254,624.14    8.000      762        62.50
353 ..........................       1         181,136.55      0.15     181,136.55    8.000      680        80.00
354 ..........................       4         917,767.31      0.78     229,441.83    6.455      722        78.24
356 ..........................       1         429,867.32      0.37     429,867.32    8.500      668        80.00
357 ..........................       9       2,398,156.24      2.05     266,461.80    7.915      741        77.76
358 ..........................      40       9,615,006.48      8.21     240,375.16    7.116      710        78.67
359 ..........................      56      15,140,951.16     12.94     270,374.13    7.616      722        78.30
360 ..........................     124      32,613,264.00     27.86     263,010.19    4.369      714        75.58
477 ..........................       2         507,836.56      0.43     253,918.28    7.546      774        80.00
478 ..........................      26       6,798,414.65      5.81     261,477.49    7.782      723        76.45
479 ..........................      73      19,018,542.07     16.25     260,527.97    7.969      724        76.45
480 ..........................      98      28,845,003.00     24.64     294,336.77    4.498      719        75.30
                                   ---    ---------------    ------
   Total .....................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1A is approximately 416 months.

                                GROSS MARGIN(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1.375 ........................      1      $   348,000.00      0.30%    348,000.00    6.000      480        675        80.00
1.800 ........................      1          114,700.00      0.10     114,700.00    1.250      480        684        60.37
1.900 ........................      1          160,311.07      0.14     160,311.07    6.500      359        735        58.18
1.950 ........................      1          240,135.63      0.21     240,135.63    6.500      479        730        80.00
2.025 ........................      1          247,796.35      0.21     247,796.35    6.625      478        747        70.00
2.075 ........................      1          226,700.00      0.19     226,700.00    6.500      480        685        77.64
2.175 ........................      2          371,370.66      0.32     185,685.33    4.493      405        684        81.86
2.300 ........................      1          144,822.86      0.12     144,822.86    6.875      357        722        89.99
2.325 ........................      1          371,064.00      0.32     371,064.00    6.750      480        676        80.00
2.350 ........................      1          188,975.72      0.16     188,975.72    6.875      478        768        80.00
2.400 ........................      3          927,940.31      0.79     309,313.44    5.492      391        738        83.47
2.450 ........................      2          504,113.77      0.43     252,056.89    7.000      480        719        80.00
2.500 ........................      1          144,791.54      0.12     144,791.54    7.125      359        772        80.00
2.525 ........................      1          290,000.00      0.25     290,000.00    7.000      360        726        52.73
2.575 ........................      2          464,114.96      0.40     232,057.48    7.125      359        686        79.11
2.600 ........................      2          665,210.44      0.57     332,605.22    7.125      480        725        80.00
2.650 ........................      6        1,334,182.35      1.14     222,363.73    5.028      382        735        77.81
2.675 ........................      2          507,517.93      0.43     253,758.97    7.164      442        752        80.00
2.725 ........................      1          284,000.00      0.24     284,000.00    7.125      480        682        80.00
2.775 ........................      6        1,697,127.77      1.45     282,854.63    6.806      359        744        74.37
2.800 ........................      7        1,865,488.69      1.59     266,498.38    6.030      380        701        79.60
2.850 ........................      8        2,716,935.08      2.32     339,616.89    6.590      434        738        70.47
2.875 ........................      5        1,092,450.90      0.93     218,490.18    6.505      428        742        78.33
2.900 ........................     10        3,424,773.80      2.93     342,477.38    6.211      419        738        72.17
2.925 ........................      2          413,285.61      0.35     206,642.81    4.983      359        684        81.40
2.950 ........................     15        3,409,874.94      2.91     227,325.00    4.377      399        736        73.04
2.975 ........................     10        2,592,793.39      2.22     259,279.34    7.492      419        735        72.72
3.025 ........................      7        1,979,520.69      1.69     282,788.67    7.607      463        724        75.58
3.075 ........................      1          178,000.00      0.15     178,000.00    1.250      360        700        80.00
3.100 ........................     12        2,677,251.84      2.29     223,104.32    5.905      453        753        75.77
3.150 ........................     21        5,743,314.94      4.91     273,491.19    6.685      399        725        77.97
3.175 ........................      6        1,981,142.23      1.69     330,190.37    7.750      431        708        77.99
3.200 ........................      3          732,596.72      0.63     244,198.91    3.562      383        732        74.42
3.225 ........................     13        3,528,972.38      3.02     271,459.41    6.586      456        716        78.21
3.250 ........................      8        2,403,582.99      2.05     300,447.87    4.902      370        737        68.49
3.275 ........................     14        4,353,582.61      3.72     310,970.19    6.924      398        702        76.12
3.300 ........................      3          764,792.18      0.65     254,930.73    5.394      410        736        82.00
3.350 ........................      8        2,240,335.58      1.91     280,041.95    5.064      447        708        72.33
3.375 ........................      3          808,800.00      0.69     269,600.00    1.679      401        709        77.55
3.400 ........................     76       20,136,595.25     17.20     264,955.20    5.702      393        720        76.83
3.450 ........................      4          586,678.37      0.50     146,669.59    6.394      357        741        69.12
3.500 ........................      3          878,873.56      0.75     292,957.85    3.757      387        723        72.23
3.525 ........................     15        4,215,001.37      3.60     281,000.09    5.058      444        717        78.74
3.575 ........................      2          506,904.18      0.43     253,452.09    8.125      415        682        68.50
3.600 ........................     13        3,694,050.33      3.16     284,157.72    6.417      409        718        80.20
3.650 ........................     25        6,646,778.37      5.68     265,871.13    6.454      456        720        74.24
3.675 ........................      1          400,000.00      0.34     400,000.00    4.000      360        674        83.33
3.700 ........................      2          457,288.19      0.39     228,644.10    6.082      424        678        84.02
3.725 ........................      9        2,287,216.78      1.95     254,135.20    4.454      386        698        76.27
3.775 ........................      1          193,974.20      0.17     193,974.20    8.375      359        688        90.00
3.800 ........................     11        2,900,898.65      2.48     263,718.06    3.052      420        706        76.47
3.850 ........................     10        2,843,319.34      2.43     284,331.93    7.141      463        710        77.51
3.875 ........................      8        3,081,616.27      2.63     385,202.03    6.038      421        726        73.49
3.900 ........................      1          323,000.00      0.28     323,000.00    8.500      360        704        87.30

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN(%)                   LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
3.950 ........................      2          518,011.28      0.44     259,005.64    4.214      409        704        69.99
3.975 ........................      8        2,092,219.88      1.79     261,527.49    7.264      432        718        86.42
4.000 ........................     52       13,143,455.78     11.23     252,758.77    6.043      422        704        76.33
                                  ---     ---------------    ------
   Total .....................    436     $117,046,251.73    100.00%
                                  ===     ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1A is approximately 3.365%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
9.950 ........................     436    $117,046,251.73    100.00%    268,454.71    5.971      416        719        76.29
                                   ---    ---------------    ------
   Total .....................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 1A is approximately 9.950%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1.375 ........................       1    $    348,000.00      0.30%    348,000.00    6.000      480        675        80.00
1.800 ........................       1         114,700.00      0.10     114,700.00    1.250      480        684        60.37
1.900 ........................       1         160,311.07      0.14     160,311.07    6.500      359        735        58.18
1.950 ........................       1         240,135.63      0.21     240,135.63    6.500      479        730        80.00
2.025 ........................       1         247,796.35      0.21     247,796.35    6.625      478        747        70.00
2.075 ........................       1         226,700.00      0.19     226,700.00    6.500      480        685        77.64
2.175 ........................       2         371,370.66      0.32     185,685.33    4.493      405        684        81.86
2.300 ........................       1         144,822.86      0.12     144,822.86    6.875      357        722        89.99
2.325 ........................       1         371,064.00      0.32     371,064.00    6.750      480        676        80.00
2.350 ........................       1         188,975.72      0.16     188,975.72    6.875      478        768        80.00
2.400 ........................       3         927,940.31      0.79     309,313.44    5.492      391        738        83.47
2.450 ........................       2         504,113.77      0.43     252,056.89    7.000      480        719        80.00
2.500 ........................       1         144,791.54      0.12     144,791.54    7.125      359        772        80.00
2.525 ........................       1         290,000.00      0.25     290,000.00    7.000      360        726        52.73
2.575 ........................       2         464,114.96      0.40     232,057.48    7.125      359        686        79.11
2.600 ........................       2         665,210.44      0.57     332,605.22    7.125      480        725        80.00
2.650 ........................       6       1,334,182.35      1.14     222,363.73    5.028      382        735        77.81
2.675 ........................       2         507,517.93      0.43     253,758.97    7.164      442        752        80.00
2.725 ........................       1         284,000.00      0.24     284,000.00    7.125      480        682        80.00
2.775 ........................       6       1,697,127.77      1.45     282,854.63    6.806      359        744        74.37
2.800 ........................       7       1,865,488.69      1.59     266,498.38    6.030      380        701        79.60
2.850 ........................       8       2,716,935.08      2.32     339,616.89    6.590      434        738        70.47
2.875 ........................       5       1,092,450.90      0.93     218,490.18    6.505      428        742        78.33
2.900 ........................      10       3,424,773.80      2.93     342,477.38    6.211      419        738        72.17
2.925 ........................       2         413,285.61      0.35     206,642.81    4.983      359        684        81.40

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
2.950 ........................      15       3,409,874.94      2.91     227,325.00    4.377      399        736        73.04
2.975 ........................      10       2,592,793.39      2.22     259,279.34    7.492      419        735        72.72
3.025 ........................       7       1,979,520.69      1.69     282,788.67    7.607      463        724        75.58
3.075 ........................       1         178,000.00      0.15     178,000.00    1.250      360        700        80.00
3.100 ........................      12       2,677,251.84      2.29     223,104.32    5.905      453        753        75.77
3.150 ........................      21       5,743,314.94      4.91     273,491.19    6.685      399        725        77.97
3.175 ........................       6       1,981,142.23      1.69     330,190.37    7.750      431        708        77.99
3.200 ........................       3         732,596.72      0.63     244,198.91    3.562      383        732        74.42
3.225 ........................      13       3,528,972.38      3.02     271,459.41    6.586      456        716        78.21
3.250 ........................       8       2,403,582.99      2.05     300,447.87    4.902      370        737        68.49
3.275 ........................      14       4,353,582.61      3.72     310,970.19    6.924      398        702        76.12
3.300 ........................       3         764,792.18      0.65     254,930.73    5.394      410        736        82.00
3.350 ........................       8       2,240,335.58      1.91     280,041.95    5.064      447        708        72.33
3.375 ........................       3         808,800.00      0.69     269,600.00    1.679      401        709        77.55
3.400 ........................      76      20,136,595.25     17.20     264,955.20    5.702      393        720        76.83
3.450 ........................       4         586,678.37      0.50     146,669.59    6.394      357        741        69.12
3.500 ........................       3         878,873.56      0.75     292,957.85    3.757      387        723        72.23
3.525 ........................      15       4,215,001.37      3.60     281,000.09    5.058      444        717        78.74
3.575 ........................       2         506,904.18      0.43     253,452.09    8.125      415        682        68.50
3.600 ........................      13       3,694,050.33      3.16     284,157.72    6.417      409        718        80.20
3.650 ........................      25       6,646,778.37      5.68     265,871.13    6.454      456        720        74.24
3.675 ........................       1         400,000.00      0.34     400,000.00    4.000      360        674        83.33
3.700 ........................       2         457,288.19      0.39     228,644.10    6.082      424        678        84.02
3.725 ........................       9       2,287,216.78      1.95     254,135.20    4.454      386        698        76.27
3.775 ........................       1         193,974.20      0.17     193,974.20    8.375      359        688        90.00
3.800 ........................      11       2,900,898.65      2.48     263,718.06    3.052      420        706        76.47
3.850 ........................      10       2,843,319.34      2.43     284,331.93    7.141      463        710        77.51
3.875 ........................       8       3,081,616.27      2.63     385,202.03    6.038      421        726        73.49
3.900 ........................       1         323,000.00      0.28     323,000.00    8.500      360        704        87.30
3.950 ........................       2         518,011.28      0.44     259,005.64    4.214      409        704        69.99
3.975 ........................       8       2,092,219.88      1.79     261,527.49    7.264      432        718        86.42
4.000 ........................      52      13,143,455.78     11.23     252,758.77    6.043      422        704        76.33
                                   ---    ---------------    ------
   Total .....................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 1A is approximately 3.365%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------------    --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
December 1, 2005..............       1    $    325,682.25      0.28%    325,682.25    8.000      350        698        41.40
February 1, 2006..............       1         254,624.14      0.22     254,624.14    8.000      352        762        62.50
March 1, 2006.................       1         181,136.55      0.15     181,136.55    8.000      353        680        80.00
April 1, 2006.................       3         636,092.08      0.54     212,030.69    8.317      354        718        77.46
June 1, 2006..................       2         711,542.55      0.61     355,771.28    6.026      355        693        80.00
July 1, 2006..................       9       2,428,794.48      2.08     269,866.05    7.791      382        744        78.42
August 1, 2006................      62      15,142,898.92     12.94     244,240.31    7.818      412        716        78.25
September 1, 2006.............     128      33,895,906.31     28.96     264,811.77    7.935      425        723        77.19
October 1, 2006...............     189      53,344,255.21     45.58     282,244.74    4.196      418        715        75.37
November 1, 2006..............      32       8,423,880.24      7.20     263,246.26    5.818      398        722        77.95
December 1, 2006..............       8       1,701,439.00      1.45     212,679.88    2.395      403        725        65.04
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
MAXIMUM NEGATIVE                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
110...........................       7    $  2,721,317.47      2.32%    388,759.64    4.240      358        723        68.51
115...........................     429     114,324,934.26     97.68     266,491.69    6.012      417        719        76.48
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)        LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------------------      --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1.............................     418    $112,574,631.73     96.18%    269,317.30    6.090      417        719        76.47
3.............................      18       4,471,620.00      3.82     248,423.33    2.978      381        724        71.73
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
PREPAYMENT CHARGE PERIOD        MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------------        --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
0.............................     154    $ 39,471,971.35     33.72%    256,311.50    5.371      401        718        76.69
6.............................       1         279,408.04      0.24     279,408.04    8.000      359        779        80.00
12............................     276      76,277,769.24     65.17     276,368.73    6.286      424        719        76.07
24............................       1         248,588.19      0.21     248,588.19    8.250      478        684        80.00
30............................       4         768,514.91      0.66     192,128.73    4.062      358        748        75.32
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
INITIAL PAYMENT RECAST PERIOD   MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 1A       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------------------   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
60............................     118    $ 32,235,359.54     27.54%    273,181.01    5.758      405        720        76.20
120...........................     318      84,810,892.19     72.46     266,700.92    6.052      420        718        76.33
                                   ---    ---------------    ------
   Total......................     436    $117,046,251.73    100.00%
                                   ===    ===============    ======

                                  LOAN GROUP 1B

                                  LOAN PROGRAMS

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING    GROUP 1B      ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  --------  -----------  --------  ---------  --------  -------------
One-Year MTA..................     698    $185,158,350.46   100.00%   265,269.84    4.747      418        714        76.96
                                   ---    ---------------   ------
   Total......................     698    $185,158,350.46   100.00%
                                   ===    ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                            PERCENT                WEIGHTED
                                                              OF       AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     TERM TO     FICO       ORIGINAL
CURRENT                         MORTGAGE      BALANCE        LOAN    OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS     OUTSTANDING    GROUP 1B      ($)       (MONTHS)    SCORE     RATIO (%)
-----------------               --------  ---------------  --------  -----------  ---------  --------  -------------
1.000 ........................      25    $  6,746,855.00     3.64%   269,874.20     360        716        75.47
1.250 ........................      49      12,647,415.00     6.83    258,110.51     397        712        72.90
1.500 ........................      80      23,368,488.00    12.62    292,106.10     430        713        76.73
1.750 ........................      63      17,427,876.00     9.41    276,632.95     395        703        77.75
2.000 ........................      60      17,773,760.76     9.60    296,229.35     434        713        75.87
2.250 ........................      11       2,569,923.88     1.39    233,629.44     437        714        72.84
2.410 ........................       1         180,000.00     0.10    180,000.00     360        687        87.80
2.500 ........................      12       3,048,849.49     1.65    254,070.79     397        693        81.37
2.710 ........................       1          75,150.00     0.04     75,150.00     480        688        90.00
2.750 ........................      16       3,563,948.71     1.92    222,746.79     380        716        80.84
3.000 ........................      11       3,116,910.00     1.68    283,355.45     445        697        82.61
3.250 ........................      11       2,545,630.00     1.37    231,420.91     394        727        86.85
3.410 ........................       1         144,300.00     0.08    144,300.00     480        770        94.98
3.500 ........................       5         851,214.75     0.46    170,242.95     429        723        87.53
3.750 ........................       3         901,000.00     0.49    300,333.33     380        755        83.22
6.000 ........................       1         493,940.73     0.27    493,940.73     478        705        80.00
6.375 ........................       2         571,779.46     0.31    285,889.73     359        706        80.21
6.500 ........................       1         389,805.92     0.21    389,805.92     479        771        80.00
6.625 ........................       1         336,412.00     0.18    336,412.00     480        775        80.00
6.750 ........................       1         231,243.98     0.12    231,243.98     478        732        57.50
6.875 ........................       2         399,306.55     0.22    199,653.28     431        681        80.00
7.000 ........................       3         997,519.29     0.54    332,506.43     479        719        73.45
7.125 ........................       6       1,771,745.77     0.96    295,290.96     399        757        80.00
7.250 ........................       9       2,287,465.14     1.24    254,162.79     442        740        79.70
7.375 ........................       8       1,900,100.59     1.03    237,512.57     400        746        80.01
7.430 ........................       1         270,000.00     0.15    270,000.00     360        683        90.00
7.500 ........................      23       5,333,773.82     2.88    231,903.21     418        715        74.64
7.540 ........................       1         154,566.85     0.08    154,566.85     359        747        90.00
7.625 ........................      34       8,791,899.22     4.75    258,585.27     426        726        78.78
7.680 ........................       1         170,231.67     0.09    170,231.67     359        732        89.74
7.750 ........................      62      15,724,024.33     8.49    253,613.30     423        719        75.45
7.875 ........................      47      12,250,620.23     6.62    260,651.49     423        720        76.53
8.000 ........................      31       7,706,365.81     4.16    248,592.45     402        704        78.54
8.125 ........................      85      21,745,981.22    11.74    255,835.07     420        707        76.64
8.250 ........................      11       3,491,930.64     1.89    317,448.24     479        701        77.64
8.375 ........................      16       4,443,305.80     2.40    277,706.61     479        722        73.90
8.500 ........................       3         735,009.85     0.40    245,003.28     381        717        77.87
                                   ---    ---------------   ------
   Total .....................     698    $185,158,350.46   100.00%
                                   ===    ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1B (as so adjusted) is expected to be approximately 4.744% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1B is expected to be approximately 4.747% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
RANGE OF                         NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
CURRENT MORTGAGE                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
LOAN PRINCIPAL                  MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
BALANCES ($)                      LOANS     OUTSTANDING    GROUP 1B      ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  --------  -----------  --------  ---------  --------  -------------
50,000.01-100,000.00 .........      21    $  1,752,747.93     0.95%    83,464.19    4.940      406        725        69.37
100,000.01-150,000.00 ........      74       9,666,633.24     5.22    130,630.18    5.596      416        725        73.45
150,000.01-200,000.00 ........     123      22,153,733.44    11.96    180,111.65    5.066      405        716        78.11
200,000.01-250,000.00 ........     107      24,120,259.88    13.03    225,422.99    4.408      410        706        76.92
250,000.01-300,000.00 ........     122      33,765,510.74    18.24    276,766.48    4.950      423        720        77.76
300,000.01-350,000.00 ........     105      34,242,432.87    18.49    326,118.41    4.546      421        714        76.72
350,000.01-400,000.00 ........      93      35,307,918.29    19.07    379,655.04    4.482      417        710        76.47
400,000.01-450,000.00 ........      32      13,238,087.68     7.15    413,690.24    4.666      427        713        78.35
450,000.01-500,000.00 ........       8       3,788,010.26     2.05    473,501.28    6.218      434        705        80.00
500,000.01-550,000.00 ........       8       4,190,544.71     2.26    523,818.09    4.965      448        713        76.74
550,000.01-600,000.00 ........       3       1,713,471.42     0.93    571,157.14    4.279      438        709        73.27
600,000.01-650,000.00 ........       2       1,219,000.00     0.66    609,500.00    2.615      360        726        76.09
                                   ---    ---------------   ------
   Total .....................     698    $185,158,350.46   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1B is approximately $265,270.

                              FICO CREDIT SCORES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF                        MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FICO CREDIT SCORES                LOANS     OUTSTANDING    GROUP 1B      ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------              --------  ---------------  --------  -----------  --------  ---------  --------  -------------
660-679 ......................     142    $ 38,781,149.40    20.94%   273,106.69    4.327      397        670        76.58
680-699 ......................     137      36,717,760.67    19.83    268,012.85    4.615      418        689        77.66
700-719 ......................     134      36,134,520.39    19.52    269,660.60    4.973      419        708        76.75
720 and Above ................     285      73,524,920.00    39.71    257,982.18    4.924      428        752        76.92
                                   ---    ---------------   ------
   Total .....................     698    $185,158,350.46   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1B is approximately 714.

                             DOCUMENTATION PROGRAMS

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
DOCUMENTATION PROGRAM             LOANS     OUTSTANDING    GROUP 1B      ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------           --------  ---------------  --------  -----------  --------  ---------  --------  -------------
Alternative ..................      17    $  3,772,455.86     2.04%   221,909.17    6.678      428        730        75.31
CLUES Plus ...................       1         159,381.83     0.09    159,381.83    7.750      479        794        70.00
Full .........................      64      13,422,118.21     7.25    209,720.60    5.149      419        714        75.14
Reduced ......................     497     137,069,752.18    74.03    275,794.27    4.805      419        714        77.44
Stated Income/Stated Asset ...     119      30,734,642.38    16.60    258,274.31    4.063      413        710        75.89
                                   ---    ---------------   ------
   Total .....................     698    $185,158,350.46   100.00%
                                   ===    ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------------        --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
50.00 and Below ..............      15    $  3,358,067.25      1.81%    223,871.15    4.148      441        739        36.10
50.01 to 55.00 ...............      12       2,890,979.52      1.56     240,914.96    5.067      447        718        53.17
55.01 to 60.00 ...............      16       3,985,783.18      2.15     249,111.45    4.160      435        700        58.16
60.01 to 65.00 ...............      15       3,232,860.54      1.75     215,524.04    4.081      401        715        63.19
65.01 to 70.00 ...............      69      16,774,618.04      9.06     243,110.41    5.084      426        711        69.58
70.01 to 75.00 ...............      59      15,628,825.64      8.44     264,895.35    5.377      420        708        73.77
75.01 to 80.00 ...............     460     127,968,600.20     69.11     278,192.61    4.659      417        715        79.73
80.01 to 85.00 ...............       6       1,277,633.59      0.69     212,938.93    4.830      378        700        84.36
85.01 to 90.00 ...............      36       7,996,339.56      4.32     222,120.54    5.200      401        703        89.38
90.01 to 95.00 ...............      10       2,044,642.94      1.10     204,464.29    3.599      390        737        94.75
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1B is approximately 76.96%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1B that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----                           --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
California ...................     273    $ 86,821,978.94     46.89%    318,029.23    4.773      427        712        75.55
Florida ......................     121      25,993,351.11     14.04     214,821.08    4.901      402        714        78.90
Arizona ......................      38       8,962,967.00      4.84     235,867.55    5.670      427        708        78.63
Washington ...................      28       7,153,149.72      3.86     255,469.63    5.396      422        719        78.49
Nevada .......................      27       6,728,704.05      3.63     249,211.26    3.256      409        718        76.52
Hawaii .......................      11       5,312,175.18      2.87     482,925.02    3.400      480        716        78.94
Virginia .....................      16       4,394,729.51      2.37     274,670.59    3.970      409        704        78.30
New York .....................      13       4,316,478.63      2.33     332,036.82    4.736      427        707        71.19
Maryland .....................      13       3,920,546.50      2.12     301,580.50    3.432      373        694        80.33
Other ........................     158      31,554,269.82     17.04     199,710.57    4.957      400        724        78.37
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, no more than approximately 1.070% of the Mortgage Loans in Loan Group 1B will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Purchase .....................     175    $ 45,698,926.82     24.68%    261,136.72    4.895      423       724         79.47
Refinance (Rate/Term) ........     143      37,457,488.78     20.23     261,940.48    4.984      419       715         77.59
Refinance (Cash-Out) .........     380     102,001,934.86     55.09     268,426.14    4.594      416       709         75.61
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
2 to 4 Family Residence ......      56    $ 18,141,653.18      9.80%    323,958.09    5.265      411        706        73.06
Condominium ..................      63      14,899,312.32      8.05     236,497.02    5.609      428        727        80.08
Cooperative ..................       1         148,400.00      0.08     148,400.00    1.000      360        776        70.00
Planned Unit Development .....     112      29,467,042.12     15.91     263,098.59    4.990      420        717        78.31
Single Family Residence ......     466     122,501,942.84     66.16     262,879.71    4.512      417        713        76.84
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------                  --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Investment Property ..........     107    $ 23,790,005.00     12.85%    222,336.50    5.523      418        718        72.51
Primary Residence ............     548     151,605,992.22     81.88     276,653.27    4.622      418        712        77.47
Secondary Residence ..........      43       9,762,353.24      5.27     227,031.47    4.802      415        730        79.89
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                           PERCENT OF    AVERAGE    WEIGHTED  WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT    FICO       ORIGINAL
REMAINING TERM                  MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   CREDIT   LOAN-TO-VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)    SCORE     RATIO (%)
--------------------            --------  ---------------  ----------  -----------  --------  --------  -------------
355 ..........................       1    $    393,567.25      0.21%    393,567.25    7.875     747         71.56
357 ..........................       8       2,165,763.64      1.17     270,720.46    7.964     717         76.70
358 ..........................      58      15,451,832.52      8.35     266,410.91    7.862     708         77.40
359 ..........................      83      19,356,174.93     10.45     233,206.93    7.248     716         78.12
360 ..........................     218      57,329,645.00     30.96     262,980.02    2.247     705         77.77
475 ..........................       1         279,734.89      0.15     279,734.89     8.25     666         80.00
477 ..........................       2         506,787.39      0.27     253,393.70    7.648     742         77.30
478 ..........................      49      13,569,966.15      7.33     276,938.08    7.415     723         74.89
479 ..........................     105      28,232,912.69     15.25     268,884.88    7.871     722         75.21
480 ..........................     173      47,871,966.00     25.85     276,716.57    2.904     717         77.04
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1B is approximately 418 months.

                               GROSS MARGINS (1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1.400 ........................       1    $    493,940.73      0.27%    493,940.73    6.000      478        705        80.00
1.800 ........................       1         122,760.46      0.07     122,760.46    6.375      359        747        83.11
1.850 ........................       2         629,019.00      0.34     314,509.50    4.980      359        688        79.59
1.900 ........................       1         389,805.92      0.21     389,805.92    6.500      479        771        80.00
2.125 ........................       1         255,000.00      0.14     255,000.00    1.500      480        706        48.57
2.200 ........................       2         567,655.98      0.31     283,827.99    6.676      479        757        70.83
2.250 ........................       1         239,673.22      0.13     239,673.22    6.875      479        662        80.00
2.275 ........................       1         175,500.00      0.09     175,500.00    2.750      360        752        90.00
2.325 ........................       1         371,200.00      0.20     371,200.00    1.250      360        714        80.00
2.350 ........................       1         159,633.33      0.09     159,633.33    6.875      359        710        80.00
2.425 ........................       2         708,119.29      0.38     354,059.65    4.309      425        751        75.71
2.475 ........................       2         729,000.00      0.39     364,500.00    4.397      426        727        72.57
2.500 ........................       3         810,533.30      0.44     270,177.77    5.600      403        739        75.43
2.550 ........................       1         415,381.65      0.22     415,381.65    7.125      358        786        80.00
2.575 ........................       8       2,223,365.82      1.20     277,920.73    4.043      419        724        75.69
2.650 ........................       6       1,615,248.26      0.87     269,208.04    3.925      440        704        73.38
2.700 ........................       4       1,209,802.23      0.65     302,450.56    7.250      426        748        80.00
2.725 ........................       6       1,330,262.65      0.72     221,710.44    4.211      400        717        80.88
2.800 ........................      11       3,155,950.59      1.70     286,904.60    3.779      383        746        78.15
2.825 ........................       1         228,800.00      0.12     228,800.00    2.000      480        754        80.00
2.850 ........................       1         369,876.00      0.20     369,876.00    1.750      360        733        80.00
2.875 ........................       9       2,286,807.91      1.24     254,089.77    6.339      428        720        78.72
2.900 ........................       1         170,000.00      0.09     170,000.00    1.500      480        809        79.07
2.925 ........................       2         436,000.00      0.24     218,000.00    1.828      388        695        67.94
2.950 ........................      20       4,921,864.60      2.66     246,093.23    5.753      399        715        76.13
2.975 ........................       6       1,605,926.31      0.87     267,654.39    2.309      411        714        76.23
3.000 ........................       4       1,033,253.65      0.56     258,313.41    3.692      387        728        81.19
3.025 ........................       8       1,946,019.01      1.05     243,252.38    6.052      464        723        78.71
3.050 ........................       8       2,910,546.30      1.57     363,818.29    2.454      480        738        80.97
3.075 ........................      42      10,935,748.17      5.91     260,374.96    4.784      389        720        78.32
3.125 ........................      23       6,388,592.64      3.45     277,764.90    6.674      425        727        73.72
3.150 ........................       4       1,083,544.16      0.59     270,886.04    3.882      359        736        66.51
3.175 ........................      16       3,697,354.64      2.00     231,084.67    4.519      425        710        76.27
3.200 ........................      57      14,298,794.93      7.72     250,856.05    5.326      422        711        76.95
3.225 ........................       1          94,632.68      0.05      94,632.68    7.750      477        809        65.52
3.250 ........................      31       7,557,070.82      4.08     243,776.48    4.189      441        719        77.54
3.300 ........................      10       2,896,279.12      1.56     289,627.91    6.989      393        723        78.34
3.325 ........................      59      16,277,342.29      8.79     275,887.16    4.365      425        718        76.37
3.350 ........................       2         224,750.20      0.12     112,375.10    1.680      411        713        52.48
3.375 ........................      13       2,941,383.92      1.59     226,260.30    6.412      389        691        69.81
3.400 ........................       5       1,331,118.83      0.72     266,223.77    3.276      360        688        78.65
3.450 ........................      66      17,732,118.84      9.58     268,668.47    3.518      402        708        78.61
3.475 ........................       1         270,000.00      0.15     270,000.00    8.000      360        683        90.00
3.500 ........................      13       3,544,095.40      1.91     272,622.72    7.102      451        697        78.51
3.525 ........................       2         683,169.05      0.37     341,584.53    4.868      359        684        79.54
3.550 ........................       5       1,745,904.28      0.94     349,180.86    4.189      451        695        79.21
3.568 ........................       1         259,250.00      0.14     259,250.00    2.250      360        674        85.00
3.575 ........................     166      43,350,269.74     23.41     261,146.20    4.670      409        708        76.75
3.600 ........................       1         220,000.00      0.12     220,000.00    2.000      360        780        80.00
3.625 ........................       1         170,231.67      0.09     170,231.67    8.250      359        732        89.74
3.650 ........................       3         971,725.09      0.52     323,908.36    8.250      460        711        79.97
3.700 ........................      17       5,246,572.40      2.83     308,621.91    4.706      479        704        78.65
3.725 ........................       2         466,293.29      0.25     233,146.65    2.608      411        696        78.83
3.750 ........................       2         644,000.00      0.35     322,000.00    1.106      360        672        80.00
3.775 ........................       1         398,969.90      0.22     398,969.90    2.250      478        779        48.48
3.800 ........................       2         511,366.79      0.28     255,683.40    2.000      359        724        80.00
3.825 ........................      30       8,186,515.55      4.42     272,883.85    5.522      474        712        74.35
3.850 ........................       1         308,000.00      0.17     308,000.00    2.000      360        722        80.00

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
3.900 ........................       1         544,423.85      0.29     544,423.85    8.500      358        700        75.00
3.950 ........................       2         324,300.00      0.18     162,150.00    3.695      413        724        90.99
3.975 ........................       3         343,586.00      0.19     114,528.67    6.385      461        750        87.81
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1B is approximately 3.310%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
9.950 ........................     697    $184,950,350.46     99.89%    265,352.01    4.751      418        714        76.96
9.995 ........................       1         208,000.00      0.11     208,000.00    1.750      480        703        80.00
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 1B is approximately 9.950%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1.400 ........................       1    $    493,940.73      0.27%    493,940.73     6.000     478        705        80.00
1.800 ........................       1         122,760.46      0.07     122,760.46     6.375     359        747        83.11
1.850 ........................       2         629,019.00      0.34     314,509.50     4.980     359        688        79.59
1.900 ........................       1         389,805.92      0.21     389,805.92     6.500     479        771        80.00
2.125 ........................       1         255,000.00      0.14     255,000.00     1.500     480        706        48.57
2.200 ........................       2         567,655.98      0.31     283,827.99     6.676     479        757        70.83
2.250 ........................       1         239,673.22      0.13     239,673.22     6.875     479        662        80.00
2.275 ........................       1         175,500.00      0.09     175,500.00     2.750     360        752        90.00
2.325 ........................       1         371,200.00      0.20     371,200.00     1.250     360        714        80.00
2.350 ........................       1         159,633.33      0.09     159,633.33     6.875     359        710        80.00
2.425 ........................       2         708,119.29      0.38     354,059.65     4.309     425        751        75.71
2.475 ........................       2         729,000.00      0.39     364,500.00     4.397     426        727        72.57
2.500 ........................       3         810,533.30      0.44     270,177.77     5.600     403        739        75.43
2.550 ........................       1         415,381.65      0.22     415,381.65     7.125     358        786        80.00
2.575 ........................       8       2,223,365.82      1.20     277,920.73     4.043     419        724        75.69
2.650 ........................       6       1,615,248.26      0.87     269,208.04     3.925     440        704        73.38
2.700 ........................       4       1,209,802.23      0.65     302,450.56     7.250     426        748        80.00
2.725 ........................       6       1,330,262.65      0.72     221,710.44     4.211     400        717        80.88
2.800 ........................      11       3,155,950.59      1.70     286,904.60     3.779     383        746        78.15
2.825 ........................       1         228,800.00      0.12     228,800.00     2.000     480        754        80.00
2.850 ........................       1         369,876.00      0.20     369,876.00     1.750     360        733        80.00
2.875 ........................       9       2,286,807.91      1.24     254,089.77     6.339     428        720        78.72
2.900 ........................       1         170,000.00      0.09     170,000.00     1.500     480        809        79.07
2.925 ........................       2         436,000.00      0.24     218,000.00     1.828     388        695        67.94
2.950 ........................      20       4,921,864.60      2.66     246,093.23     5.753     399        715        76.13

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1B       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
2.975 ........................       6       1,605,926.31      0.87     267,654.39     2.309     411        714        76.23
3.000 ........................       4       1,033,253.65      0.56     258,313.41     3.692     387        728        81.19
3.025 ........................       8       1,946,019.01      1.05     243,252.38     6.052     464        723        78.71
3.050 ........................       8       2,910,546.30      1.57     363,818.29     2.454     480        738        80.97
3.075 ........................      42      10,935,748.17      5.91     260,374.96     4.784     389        720        78.32
3.125 ........................      23       6,388,592.64      3.45     277,764.90     6.674     425        727        73.72
3.150 ........................       4       1,083,544.16      0.59     270,886.04     3.882     359        736        66.51
3.175 ........................      16       3,697,354.64      2.00     231,084.67     4.519     425        710        76.27
3.200 ........................      57      14,298,794.93      7.72     250,856.05     5.326     422        711        76.95
3.225 ........................       1          94,632.68      0.05      94,632.68     7.750     477        809        65.52
3.250 ........................      31       7,557,070.82      4.08     243,776.48     4.189     441        719        77.54
3.300 ........................      10       2,896,279.12      1.56     289,627.91     6.989     393        723        78.34
3.325 ........................      59      16,277,342.29      8.79     275,887.16     4.365     425        718        76.37
3.350 ........................       2         224,750.20      0.12     112,375.10     1.680     411        713        52.48
3.375 ........................      13       2,941,383.92      1.59     226,260.30     6.412     389        691        69.81
3.400 ........................       5       1,331,118.83      0.72     266,223.77     3.276     360        688        78.65
3.450 ........................      66      17,732,118.84      9.58     268,668.47     3.518     402        708        78.61
3.475 ........................       1         270,000.00      0.15     270,000.00     8.000     360        683        90.00
3.500 ........................      13       3,544,095.40      1.91     272,622.72     7.102     451        697        78.51
3.525 ........................       2         683,169.05      0.37     341,584.53     4.868     359        684        79.54
3.550 ........................       5       1,745,904.28      0.94     349,180.86     4.189     451        695        79.21
3.568 ........................       1         259,250.00      0.14     259,250.00     2.250     360        674        85.00
3.575 ........................     166      43,350,269.74     23.41     261,146.20     4.670     409        708        76.75
3.600 ........................       1         220,000.00      0.12     220,000.00     2.000     360        780        80.00
3.625 ........................       1         170,231.67      0.09     170,231.67     8.250     359        732        89.74
3.650 ........................       3         971,725.09      0.52     323,908.36     8.250     460        711        79.97
3.700 ........................      17       5,246,572.40      2.83     308,621.91     4.706     479        704        78.65
3.725 ........................       2         466,293.29      0.25     233,146.65     2.608     411        696        78.83
3.750 ........................       2         644,000.00      0.35     322,000.00     1.106     360        672        80.00
3.775 ........................       1         398,969.90      0.22     398,969.90     2.250     478        779        48.48
3.800 ........................       2         511,366.79      0.28     255,683.40     2.000     359        724        80.00
3.825 ........................      30       8,186,515.55      4.42     272,883.85     5.522     474        712        74.35
3.850 ........................       1         308,000.00      0.17     308,000.00     2.000     360        722        80.00
3.900 ........................       1         544,423.85      0.29     544,423.85     8.500     358        700        75.00
3.950 ........................       2         324,300.00      0.18     162,150.00     3.695     413        724        90.99
3.975 ........................       3         343,586.00      0.19     114,528.67     6.385     461        750        87.81
                                   ---    ---------------    ------
   Total .....................     698    $185,158,350.46    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 1B is approximately 3.310%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING       GROUP 1B    OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
----------------------------    --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
May 1, 2006 ..................       2    $    673,302.14       0.36%        336,651.07      8.031      405        713      75.07
July 1, 2006 .................       9       2,577,918.35       1.39         286,435.37      7.910      376        719      77.23
August 1, 2006 ...............     104      28,324,142.86      15.30         272,347.53      7.782      413        714      76.64
September 1, 2006 ............     182      45,513,443.27      24.58         250,073.86      7.876      433        720      76.47
October 1, 2006 ..............     363      97,331,273.81      52.57         268,130.23      2.536      416        711      77.65
November 1, 2006 .............      30       8,455,394.03       4.57         281,846.47      2.678      398        708      75.13
December 1, 2006 .............       8       2,282,876.00       1.23         285,359.50      2.103      381        733      68.39
                                   ---    ---------------     ------
   Total .....................     698    $185,158,350.46     100.00%
                                   ===    ===============     ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
MAXIMUM                         MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
NEGATIVE AMORTIZATION (%)         LOANS     OUTSTANDING       GROUP 1B    OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
-------------------------       --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
110 ..........................      14    $  4,685,478.63       2.53%        334,677.05      4.462      422        704      71.07
115 ..........................     684     180,472,871.83      97.47         263,849.23      4.755      418        714      77.12
                                   ---    ---------------     ------
   Total .....................     698    $185,158,350.46     100.00%
                                   ===    ===============     ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
FIXED RATE PERIOD (MONTHS)        LOANS     OUTSTANDING       GROUP 1B    OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
--------------------------      --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
1 ............................     679    $179,912,908.94      97.17%        264,967.47      4.819      419        713      77.18
3 ............................      19       5,245,441.52       2.83         276,075.87      2.280      393        733      69.66
                                   ---    ---------------     ------
   Total .....................     698    $185,158,350.46     100.00%
                                   ===    ===============     ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
PREPAYMENT                      MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
CHARGE PERIOD (MONTHS)            LOANS     OUTSTANDING       GROUP 1B    OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
----------------------          --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
36 ...........................     698    $185,158,350.46     100.00%        265,269.84      4.747      418        714      76.96
                                   ---    ---------------     ------
   Total .....................     698    $185,158,350.46     100.00%
                                   ===    ===============     ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
INITIAL                         MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
PAYMENT RECAST PERIOD (MONTHS)    LOANS     OUTSTANDING       GROUP 1B    OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
------------------------------  --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
60 ...........................     372    $104,388,778.83      56.38%        280,615.00      4.438      411        712      76.76
120 ..........................     326      80,769,571.63      43.62         247,759.42      5.147      427        716      77.22
                                   ---    ---------------     ------
   Total .....................     698    $185,158,350.46     100.00%
                                   ===    ===============     ======

                                  LOAN GROUP 2

                                  LOAN PROGRAMS

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING       GROUP 2     OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
---------------                 --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
One-Year MTA .................     667    $386,048,620.69     100.00%        578,783.54      4.932      405        712      74.13
                                   ---    ---------------     ------
   Total .....................     667    $386,048,620.69     100.00%
                                   ===    ===============     ======

                            CURRENT MORTGAGE RATES(1)

                                                                                            WEIGHTED             WEIGHTED
                                                                                            AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE      REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE       MATURITY   CREDIT     VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING       GROUP 2     OUTSTANDING ($)   (MONTHS)    SCORE   RATIO (%)
-------------------------       --------  ---------------  -------------  ---------------  ---------  --------  ---------
1.000.........................      20    $ 11,320,183.00       2.93%         566,009.15      360        727      76.86
1.250.........................      67      42,310,869.00      10.96          631,505.51      379        723      71.16
1.500.........................      40      24,352,905.00       6.31          608,822.63      427        703      71.57
1.750.........................      44      25,746,063.15       6.67          585,137.80      379        713      70.87
2.000.........................      62      40,103,511.50      10.39          646,830.83      384        739      71.58
2.225.........................       1         585,000.00       0.15          585,000.00      360        723      90.00
2.250.........................      20       7,069,802.37       1.83          353,490.12      400        692      76.31
2.445.........................       1         240,300.00       0.06          240,300.00      480        722      90.00
2.490.........................       1         261,000.00       0.07          261,000.00      360        752      90.00
2.500.........................      26      13,817,602.10       3.58          531,446.23      403        683      73.52
2.660.........................       1         526,000.00       0.14          526,000.00      480        675      89.91
2.750.........................      14       7,423,153.31       1.92          530,225.24      413        705      75.62
2.930.........................       1         526,500.00       0.14          526,500.00      360        661      90.00
3.000.........................       3       3,115,750.00       0.81        1,038,583.33      385        685      69.39
3.180.........................       1         156,750.00       0.04          156,750.00      360        694      95.00
3.190.........................       1         252,000.00       0.07          252,000.00      360        688      90.00
3.210.........................       1         379,800.00       0.10          379,800.00      360        655      90.00
3.240.........................       1         403,500.00       0.10          403,500.00      360        758      86.40
3.250.........................       3       1,203,393.78       0.31          401,131.26      459        674      86.25
3.410.........................       1         165,510.00       0.04          165,510.00      360        673      90.00
3.415.........................       1         370,500.00       0.10          370,500.00      360        702      95.00
3.500.........................       9       4,939,432.45       1.28          548,825.83      403        720      78.65
3.595.........................       1         216,000.00       0.06          216,000.00      360        715      93.91
3.705.........................       1         251,655.00       0.07          251,655.00      480        703      95.00
3.750.........................       1         386,000.00       0.10          386,000.00      480        635      89.77
3.840.........................       1         150,000.00       0.04          150,000.00      480        683      85.71
4.000.........................       6       1,071,432.87       0.28          178,572.15      377        653      85.68
4.110.........................       1         180,900.00       0.05          180,900.00      360        633      90.00
4.410.........................       1         207,000.00       0.05          207,000.00      480        665      87.71
5.625.........................       1         516,521.62       0.13          516,521.62      359        637      75.88
6.500.........................       2       1,787,500.00       0.46          893,750.00      446        736      71.43
6.625.........................       1         503,313.76       0.13          503,313.76      479        711      80.00
6.750.........................       2       1,132,256.62       0.29          566,128.31      360        683      74.19
6.875.........................       6       4,767,022.00       1.23          794,503.67      410        720      60.89
7.000.........................       6       3,746,682.00       0.97          624,447.00      391        724      75.11
7.125.........................      10       6,590,703.12       1.71          659,070.31      404        742      71.01
7.250.........................      18      10,317,573.67       2.67          573,198.54      422        719      73.18
7.375.........................      13       6,953,003.49       1.80          534,846.42      433        714      80.25
7.445.........................       1         432,816.00       0.11          432,816.00      360        729      90.00
7.500.........................      35      21,598,936.21       5.59          617,112.46      426        730      77.07
7.625.........................      31      20,892,695.14       5.41          673,957.91      432        710      73.27
7.750.........................      24      12,691,373.09       3.29          528,807.21      402        696      74.89
7.785.........................       1         198,000.00       0.05          198,000.00      360        664      90.00
7.875.........................      31      21,658,713.31       5.61          698,668.17      396        721      76.72

                                                                                            WEIGHTED             WEIGHTED
                                                                                AVERAGE     AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER                          PERCENT OF    PRINCIPAL   REMAINING   AVERAGE   ORIGINAL
                                   OF                             MORTGAGE      BALANCE     TERM TO     FICO    LOAN-TO-
CURRENT                         MORTGAGE  AGGREGATE PRINCIPAL  LOANS IN LOAN  OUTSTANDING   MATURITY   CREDIT     VALUE
MORTGAGE RATE (%)                 LOANS   BALANCE OUTSTANDING     GROUP 2         ($)       (MONTHS)    SCORE   RATIO (%)
-----------------               --------  -------------------  -------------  -----------  ---------  --------  ---------
7.910.........................       1           399,617.11          0.10      399,617.11     479        693      89.89
8.000.........................      50        27,895,351.05          7.23      557,907.02     399        704      74.84
8.095.........................       1           157,500.00          0.04      157,500.00     480        749      88.98
8.115.........................       1           153,735.73          0.04      153,735.73     359        673      88.00
8.125.........................      18        12,661,932.07          3.28      703,440.67     429        696      72.99
8.195.........................       1           399,328.17          0.10      399,328.17     359        701      88.11
8.240.........................       1           293,537.31          0.08      293,537.31     359        675      89.91
8.250.........................      27        14,651,866.95          3.80      542,661.74     445        713      76.09
8.375.........................      14         5,662,318.93          1.47      404,451.35     441        660      75.72
8.395.........................       1            81,116.28          0.02       81,116.28     357        751      90.00
8.500.........................      10         4,988,386.65          1.29      498,838.67     457        683      75.28
8.625.........................      25        16,468,745.49          4.27      658,749.82     418        688      77.50
8.780.........................       1           213,750.00          0.06      213,750.00     480        738      95.00
8.875.........................       1           112,271.68          0.03      112,271.68     359        784      75.00
9.125.........................       2           389,539.71          0.10      194,769.86     359        753      80.00
                                   ---      ---------------        ------
   Total.....................      667      $386,048,620.69        100.00%
                                   ===      ===============        ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 (as so adjusted) is expected to be approximately 4.917% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 is expected to be approximately 4.932% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                  WEIGHTED            WEIGHTED
                                                                            AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
RANGE OF                         NUMBER      AGGREGATE      PERCENT OF     PRINCIPAL    AVERAGE  REMAINING   AVERAGE   ORIGINAL
CURRENT MORTGAGE                   OF        PRINCIPAL       MORTGAGE       BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
LOAN PRINCIPAL                  MORTGAGE      BALANCE        LOANS IN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
BALANCES ($)                      LOANS     OUTSTANDING    LOAN GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE   RATIO (%)
----------------                --------  ---------------  ------------  ------------  --------  ---------  --------  ---------
50,000.01 - 100,000.00........       9    $    732,158.04       0.19%       81,350.89    4.346      372        699     71.81
100,000.01 - 150,000.00.......      19       2,371,000.92       0.61       124,789.52    5.712      392        690     78.85
150,000.01 - 200,000.00.......      36       6,200,591.16       1.61       172,238.64    5.895      372        666     78.57
200,000.01 - 250,000.00.......      29       6,592,427.85       1.71       227,325.10    5.406      418        658     79.11
250,000.01 - 300,000.00.......      27       7,386,795.41       1.91       273,585.02    4.452      395        664     77.06
300,000.01 - 350,000.00.......      22       7,059,096.65       1.83       320,868.03    5.074      404        663     75.55
350,000.01 - 400,000.00.......      28      10,746,765.43       2.78       383,813.05    5.932      403        653     78.78
400,000.01 - 450,000.00.......      56      24,100,537.45       6.24       430,366.74    4.445      400        719     76.11
450,000.01 - 500,000.00.......     101      48,183,653.71      12.48       477,065.88    4.684      396        711     75.75
500,000.01 - 550,000.00.......      65      34,042,946.49       8.82       523,737.64    5.165      406        715     78.23
550,000.01 - 600,000.00.......      59      34,247,452.86       8.87       580,465.30    4.909      412        721     75.55
600,000.01 - 650,000.00.......      48      30,402,069.29       7.88       633,376.44    4.722      405        714     75.05
650,000.01 - 700,000.00.......      20      13,392,508.82       3.47       669,625.44    4.698      426        719     74.05
700,000.01 - 750,000.00.......      18      13,080,775.68       3.39       726,709.76    4.132      393        712     75.14
750,000.01 - 1,000,000.00.....      77      67,641,117.74      17.52       878,456.07    4.488      405        724     72.48
1,000,000.01 - 1,500,000.00...      36      46,895,606.31      12.15     1,302,655.73    5.423      414        725     68.90
1,500,000.01 - 2,000,000.00...      12      21,717,390.90       5.63     1,809,782.58    4.958      388        707     71.03
2,000,000.01 and Above........       5      11,255,725.98       2.92     2,251,145.20    7.073      431        722     67.05
                                   ---    ---------------     ------
   Total......................     667    $386,048,620.69     100.00%
                                   ===    ===============     ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 is approximately $578,784.

                              FICO CREDIT SCORES(1)

                                                                                               WEIGHTED             WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO     LOAN-TO-
RANGE OF                        MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
FICO CREDIT SCORES                LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE   RATIO (%)
------------------              --------  ---------------  ----------  -----------  --------  ---------  --------  ---------
659 or Less...................     144    $ 56,720,445.47     14.69%    393,891.98    5.082      394        640      75.26
660-679.......................      73      39,114,342.76     10.13     535,812.91    5.026      411        669      76.52
680-699.......................      94      49,976,067.81     12.95     531,660.30    4.998      415        689      75.47
700-719.......................     112      77,968,130.41     20.20     696,144.02    5.714      417        709      73.77
720 or Greater................     244     162,269,634.24     42.03     665,039.48    4.460      398        755      72.93
                                   ---    ---------------    ------
   Total......................     667    $386,048,620.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 is approximately 712.

                             DOCUMENTATION PROGRAMS

                                                                                               WEIGHTED             WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING  AVERAGE    ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
DOCUMENTATION PROGRAM            LOANS      OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE   RATIO (%)
---------------------           --------  ---------------  ----------  -----------  --------  ---------  --------  ---------
Alternative...................      27    $  9,165,335.49      2.37%    339,456.87    4.673      408        712      76.17
CLUES Plus....................       3       1,091,528.41      0.28     363,842.80    6.409      445        683      79.02
Full..........................      63      30,659,480.82      7.94     486,658.43    4.648      383        696      76.94
Reduced.......................     528     324,061,719.57     83.94     613,753.26    5.001      407        714      73.91
Stated Income/Stated Asset....      46      21,070,556.40      5.46     458,055.57    4.309      393        708      72.31
                                   ---    ---------------    ------
   Total......................     667    $386,048,620.69    100.00%
                                   ===    ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
RANGE OF ORIGINAL                  OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
LOAN-TO-VALUE                   MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RATIOS (%)                        LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)   (MONTHS)    SCORE   RATIO(%)
-----------------               --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50.00 and Below...............      18    $ 10,520,802.61      2.73%     584,489.03    4.249      382        725      41.61
50.01 to 55.00................       6       7,511,947.21      1.95    1,251,991.20    4.073      416        719      52.38
55.01 to 60.00................      17      12,588,150.95      3.26      740,479.47    3.567      420        704      57.75
60.01 to 65.00................      30      23,967,661.03      6.21      798,922.03    4.251      405        717      63.50
65.01 to 70.00................     109      64,002,857.93     16.58      587,182.18    4.776      396        717      69.38
70.01 to 75.00................     106      71,245,712.58     18.46      672,129.36    4.766      407        719      74.27
75.01 to 80.00................     323     178,812,246.46     46.32      553,598.29    5.222      408        710      79.62
80.01 to 85.00................       4       1,287,984.78      0.33      321,996.20    6.089      359        655      83.75
85.01 to 90.00................      37      11,447,751.89      2.97      309,398.70    5.565      394        684      89.20
90.01 to 95.00................      17       4,663,505.25      1.21      274,323.84    6.689      407        682      94.70
                                   ---    ---------------    ------
   Total......................     667    $386,048,620.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 74.13%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING  AVERAGE   ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   VALUE
STATE                             LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE   RATIO(%)
-----                           --------  ---------------  ----------  -----------  --------  ---------  --------  --------
California....................     379    $243,250,443.07     63.01%    641,821.75    5.202      412        715      74.16
Florida.......................      61      25,044,844.52      6.49     410,571.22    4.328      395        691      77.12
Illinois......................      44      19,718,424.59      5.11     448,146.01    3.211      379        725      69.44
Arizona.......................      27      12,841,229.76      3.33     475,601.10    4.653      390        701      76.10
Nevada........................      20       9,832,607.39      2.55     491,630.37    5.606      421        702      70.62
Other.........................     136      75,361,071.36     19.52     554,125.52    4.668      393        710      74.42
                                   ---    ---------------    ------
   Total......................     667    $386,048,620.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, no more than approximately 0.910% of the Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Purchase .....................    268     $155,271,451.80     40.22%    579,371.09    4.853      403        723        77.26
Refinance (Rate/Term) ........    167       89,572,956.78     23.20     536,365.01    4.257      401        712        73.87
Refinance (Cash-Out) .........    232      141,204,212.11     36.58     608,638.85    5.446      409        702        70.87
                                  ---     ---------------    ------
   Total .....................    667     $386,048,620.69    100.00%
                                  ===     ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
2 to 4 Family Residence ......     21     $ 12,726,697.19      3.30%     606,033.20    4.739      401        705        73.21
Condominium ..................     86       35,432,214.59      9.18      412,002.50    5.017      397        718        75.60
Cooperative ..................      2        3,330,000.00      0.86    1,665,000.00    1.529      413        681        62.80
Planned Unit Development .....    131       89,918,793.77     23.29      686,403.01    5.137      413        718        73.81
Single Family Residence ......    427      244,640,915.14     63.37      572,929.54    4.900      403        710        74.24
                                  ---     ---------------    ------
   Total .....................    667     $386,048,620.69    100.00%
                                  ===     ===============    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------                  --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Investment Property ..........    103     $ 47,291,468.70     12.25%    459,140.47    5.661      403        715        70.44
Primary Residence ............    528      316,367,050.87     81.95     599,180.02    4.925      406        711        74.78
Secondary Residence ..........     36       22,390,101.12      5.80     621,947.25    3.491      387        722        72.81
                                  ---     ---------------    ------
   Total .....................    667     $386,048,620.69    100.00%
                                  ===     ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                           PERCENT OF     AVERAGE    WEIGHTED  WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT    FICO       ORIGINAL
REMAINING TERM TO               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   CREDIT   LOAN-TO-VALUE
MATURITY (MONTHS)                 LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)    SCORE     RATIO (%)
-----------------               --------  ---------------  ----------  ------------  --------  --------  -------------
347 ..........................       1    $    370,747.03      0.10%     370,747.03    8.000      657        75.00
354 ..........................       1         169,160.75      0.04      169,160.75    8.250      625        80.00
355 ..........................       5       3,511,306.56      0.91      702,261.31    7.969      691        64.87
356 ..........................       3       5,422,140.90      1.40    1,807,380.30    8.208      698        76.44
357 ..........................       7       2,252,969.73      0.58      321,852.82    7.925      716        78.30
358 ..........................      24      12,087,716.69      3.13      503,654.86    6.926      715        72.92
359 ..........................      95      46,108,977.13     11.94      485,357.65    6.278      716        75.23
360 ..........................     294     170,448,371.00     44.15      579,756.36    3.380      715        73.48
476 ..........................       1         270,403.45      0.07      270,403.45    8.000      635        77.68
477 ..........................       3       2,035,358.65      0.53      678,452.88    7.991      703        80.00
478 ..........................      27      17,684,228.77      4.58      654,971.44    7.507      717        77.32
479 ..........................      63      36,716,874.03      9.51      582,807.52    7.841      714        76.21
480 ..........................     143      88,970,366.00     23.05      622,170.39    4.730      707        73.45
                                   ---    ---------------    ------
   Total .....................     667    $386,048,620.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 is approximately 405 months.

                                GROSS MARGINS(1)

                                                                                               WEIGHTED
                                                          PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL     LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE        LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 2        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  --------------  ----------  ------------  --------  ---------  --------  -------------
0.900 ........................      1     $   612,500.00     0.16%      612,500.00    2.000      480        729         70.00
1.050 ........................      1         516,521.62     0.13       516,521.62    5.625      359        637         75.88
1.900 ........................      1       1,277,500.00     0.33     1,277,500.00    6.500      480        743         70.00
1.925 ........................      1         727,500.00     0.19       727,500.00    1.500      480        765         75.00
2.025 ........................      2         787,000.00     0.20       393,500.00    4.652      360        696         69.57
2.075 ........................      2         778,313.76     0.20       389,156.88    4.903      437        681         72.86
2.200 ........................      1         461,006.62     0.12       461,006.62    6.750      359        672         73.02
2.275 ........................      2         911,600.00     0.24       455,800.00    6.875      360        721         79.98
2.300 ........................      2       1,133,250.00     0.29       566,625.00    6.801      360        707         72.96
2.325 ........................      4       3,559,748.00     0.92       889,937.00    3.491      415        753         67.24
2.350 ........................      1         514,000.00     0.13       514,000.00    1.000      360        707         80.00
2.400 ........................      4       2,585,082.00     0.67       646,270.50    7.000      381        746         72.93
2.450 ........................      2       1,691,600.00     0.44       845,800.00    6.922      434        691         73.76
2.500 ........................      1         186,000.00     0.05       186,000.00    7.125      360        651         47.69
2.525 ........................      5       4,536,247.21     1.18       907,249.44    5.251      426        722         62.46
2.575 ........................      1         540,000.00     0.14       540,000.00    7.125      360        730         80.00
2.600 ........................      3       2,029,250.91     0.53       676,416.97    7.125      445        767         77.78
2.650 ........................     10       5,822,069.49     1.51       582,206.95    6.630      413        725         67.58
2.675 ........................      6       3,966,115.30     1.03       661,019.22    5.283      425        722         77.09
2.725 ........................      5       3,217,313.88     0.83       643,462.78    5.525      401        748         70.54
2.775 ........................      7       2,793,854.77     0.72       399,122.11    5.777      403        712         81.55
2.800 ........................     12       7,167,695.26     1.86       597,307.94    3.011      369        736         74.60
2.850 ........................     10       6,324,125.46     1.64       632,412.55    3.373      400        726         71.76
2.875 ........................      6       3,963,379.49     1.03       660,563.25    6.118      390        735         78.02
2.900 ........................     21      13,061,060.79     3.38       621,955.28    6.500      425        718         77.34
2.925 ........................      1         600,050.00     0.16       600,050.00    1.250      360        666         79.99
2.950 ........................     16      11,061,687.99     2.87       691,355.50    4.008      399        751         67.82
2.975 ........................      7       4,430,023.63     1.15       632,860.52    5.706      451        721         73.93
3.000 ........................      1         648,510.94     0.17       648,510.94    7.625      359        664         78.21
3.025 ........................     20      12,489,001.78     3.24       624,450.09    5.469      412        699         73.75
3.050 ........................      1         935,000.00     0.24       935,000.00    2.000      360        730         77.92
3.075 ........................      1         504,000.00     0.13       504,000.00    1.000      360        690         80.00

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
3.100 ........................      31      17,032,651.42      4.41     549,440.37    4.431      427        711        72.15
3.125 ........................       4       1,411,191.94      0.37     352,797.99    7.750      359        667        79.14
3.150 ........................      21      12,761,484.46      3.31     607,689.74    3.951      393        696        75.03
3.175 ........................       8       5,543,016.37      1.44     692,877.05    6.099      411        716        74.42
3.200 ........................       7       5,035,348.20      1.30     719,335.46    2.854      378        762        61.11
3.225 ........................      14       8,974,591.48      2.32     641,042.25    5.059      429        688        70.31
3.250 ........................      13       9,834,944.66      2.55     756,534.20    3.946      365        719        73.06
3.275 ........................      17       8,598,261.11      2.23     505,780.07    4.756      385        714        76.59
3.300 ........................       3       1,388,426.90      0.36     462,808.97    7.875      359        718        73.03
3.350 ........................      23      14,216,761.20      3.68     618,120.05    3.344      390        752        76.43
3.400 ........................      96      57,177,102.60     14.81     595,594.82    5.962      398        706        74.32
3.450 ........................       1         270,403.45      0.07     270,403.45    8.000      476        635        77.68
3.500 ........................       8       5,597,755.85      1.45     699,719.48    3.169      395        744        72.50
3.525 ........................      20      13,435,459.94      3.48     671,773.00    5.962      435        693        73.20
3.550 ........................       1         498,400.00      0.13     498,400.00    1.250      360        713        80.00
3.575 ........................       3       1,214,000.00      0.31     404,666.67    1.986      427        691        79.12
3.600 ........................       6       2,970,572.94      0.77     495,095.49    5.294      397        715        77.85
3.650 ........................      31      17,891,703.21      4.63     577,151.72    5.405      446        721        75.57
3.725 ........................      21      10,390,423.74      2.69     494,782.08    5.309      404        696        77.15
3.750 ........................       2       1,058,567.43      0.27     529,283.72    1.858      360        781        71.40
3.800 ........................      54      34,264,587.15      8.88     634,529.39    2.582      371        724        70.80
3.850 ........................       3       1,215,869.48      0.31     405,289.83    4.529      464        728        77.83
3.875 ........................       6       2,679,388.63      0.69     446,564.77    3.669      454        691        74.41
3.950 ........................       9       3,663,718.97      0.95     407,079.89    6.489      438        682        75.44
3.975 ........................       4       2,134,529.05      0.55     533,632.26    8.500      479        663        75.06
4.000 ........................      60      33,160,679.42      8.59     552,677.99    5.751      412        679        76.58
4.025 ........................       1         153,735.73      0.04     153,735.73    8.625      359        673        88.00
4.050 ........................      12       5,357,241.67      1.39     446,436.81    4.196      419        695        78.62
4.075 ........................       1         585,000.00      0.15     585,000.00    2.875      360        723        90.00
4.100 ........................       1         379,800.00      0.10     379,800.00    3.750      360        655        90.00
4.150 ........................       5       1,878,654.42      0.49     375,730.88    6.480      385        676        88.10
4.200 ........................       1         468,000.00      0.12     468,000.00    1.500      360        613        78.00
4.225 ........................       1         240,300.00      0.06     240,300.00    3.125      480        722        90.00
4.250 ........................       1         403,500.00      0.10     403,500.00    3.750      360        758        86.40
4.275 ........................       5       1,120,097.70      0.29     224,019.54    8.875      376        698        89.18
4.300 ........................       1         112,271.68      0.03     112,271.68    8.875      359        784        75.00
4.350 ........................       2         401,655.00      0.10     200,827.50    4.578      480        696        91.53
4.400 ........................       1          95,200.00      0.02      95,200.00    2.500      360        678        80.00
4.525 ........................       2         742,000.00      0.19     371,000.00    3.755      445        687        91.07
4.550 ........................       1         235,521.03      0.06     235,521.03    9.125      359        767        80.00
4.600 ........................       1         154,018.68      0.04     154,018.68    9.125      359        732        80.00
4.725 ........................       1         165,510.00      0.04     165,510.00    4.250      360        673        90.00
4.775 ........................       1         252,000.00      0.07     252,000.00    4.000      360        688        90.00
4.800 ........................       1         180,900.00      0.05     180,900.00    4.750      360        633        90.00
4.850 ........................       1          81,116.28      0.02      81,116.28    9.375      357        751        90.00
4.875 ........................       1         370,500.00      0.10     370,500.00    4.375      360        702        95.00
4.900 ........................       1         207,000.00      0.05     207,000.00    5.250      480        665        87.71
5.125 ........................       1         213,750.00      0.06     213,750.00    9.750      480        738        95.00
                                   ---    ---------------    ------
   Total .....................     667    $386,048,620.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 is approximately 3.348%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
9.950 ........................     655    $378,935,106.83     98.16%     578,526.88    4.961      405        712        74.15
9.990 ........................       1       1,920,000.00      0.50    1,920,000.00    1.500      360        716        60.95
10.450 .......................       1         488,618.65      0.13      488,618.65    7.875      359        620        70.00
10.700 .......................       1         293,537.31      0.08      293,537.31    8.750      359        675        89.91
10.825 .......................       2         639,628.17      0.17      319,814.09    6.715      404        709        88.82
10.950 .......................       1         165,510.00      0.04      165,510.00    4.250      360        673        90.00
11.075 .......................       2         586,500.00      0.15      293,250.00    4.375      360        707        94.60
11.200 .......................       1         440,000.00      0.11      440,000.00    1.250      360        753        80.00
11.450 .......................       1       1,260,000.00      0.33    1,260,000.00    1.500      480        729        70.00
11.950 .......................       1         997,966.67      0.26      997,966.67    2.000      359        753        62.50
13.700 .......................       1         321,753.06      0.08      321,753.06    8.000      357        627        94.99
                                   ---    ---------------    ------
   Total .....................     667    $386,048,620.69    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 2 is approximately 9.970%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                          PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL     LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE        LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 2        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  --------------  ----------  ------------  --------  ---------  --------  -------------
0.900 ........................      1     $   612,500.00     0.16%      612,500.00    2.000      480        729        70.00
1.050 ........................      1         516,521.62     0.13       516,521.62    5.625      359        637        75.88
1.900 ........................      1       1,277,500.00     0.33     1,277,500.00    6.500      480        743        70.00
1.925 ........................      1         727,500.00     0.19       727,500.00    1.500      480        765        75.00
2.025 ........................      2         787,000.00     0.20       393,500.00    4.652      360        696        69.57
2.075 ........................      2         778,313.76     0.20       389,156.88    4.903      437        681        72.86
2.200 ........................      1         461,006.62     0.12       461,006.62    6.750      359        672        73.02
2.275 ........................      2         911,600.00     0.24       455,800.00    6.875      360        721        79.98
2.300 ........................      2       1,133,250.00     0.29       566,625.00    6.801      360        707        72.96
2.325 ........................      4       3,559,748.00     0.92       889,937.00    3.491      415        753        67.24
2.350 ........................      1         514,000.00     0.13       514,000.00    1.000      360        707        80.00
2.400 ........................      4       2,585,082.00     0.67       646,270.50    7.000      381        746        72.93
2.450 ........................      2       1,691,600.00     0.44       845,800.00    6.922      434        691        73.76
2.500 ........................      1         186,000.00     0.05       186,000.00    7.125      360        651        47.69
2.525 ........................      5       4,536,247.21     1.18       907,249.44    5.251      426        722        62.46
2.575 ........................      1         540,000.00     0.14       540,000.00    7.125      360        730        80.00
2.600 ........................      3       2,029,250.91     0.53       676,416.97    7.125      445        767        77.78
2.650 ........................     10       5,822,069.49     1.51       582,206.95    6.630      413        725        67.58
2.675 ........................      6       3,966,115.30     1.03       661,019.22    5.283      425        722        77.09
2.725 ........................      5       3,217,313.88     0.83       643,462.78    5.525      401        748        70.54
2.775 ........................      7       2,793,854.77     0.72       399,122.11    5.777      403        712        81.55
2.800 ........................     12       7,167,695.26     1.86       597,307.94    3.011      369        736        74.60
2.850 ........................     10       6,324,125.46     1.64       632,412.55    3.373      400        726        71.76
2.875 ........................      6       3,963,379.49     1.03       660,563.25    6.118      390        735        78.02
2.900 ........................     21      13,061,060.79     3.38       621,955.28    6.500      425        718        77.34
2.925 ........................      1         600,050.00     0.16       600,050.00    1.250      360        666        79.99
2.950 ........................     16      11,061,687.99     2.87       691,355.50    4.008      399        751        67.82
2.975 ........................      7       4,430,023.63     1.15       632,860.52    5.706      451        721        73.93
3.000 ........................      1         648,510.94     0.17       648,510.94    7.625      359        664        78.21
3.025 ........................     20      12,489,001.78     3.24       624,450.09    5.469      412        699        73.75
3.050 ........................      1         935,000.00     0.24       935,000.00    2.000      360        730        77.92
3.075 ........................      1         504,000.00     0.13       504,000.00    1.000      360        690        80.00
3.100 ........................     31      17,032,651.42     4.41       549,440.37    4.431      427        711        72.15
3.125 ........................      4       1,411,191.94     0.37       352,797.99    7.750      359        667        79.14

                                                            PERCENT                          WEIGHTED             WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING   AVERAGE   ORIGINAL
MINIMUM                            OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     FICO     LOAN-TO-
MORTGAGE RATE                   MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
(%)                               LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)    SCORE   RATIO (%)
-------------                   --------  ---------------  --------  -----------  --------  ---------  --------  ---------
3.150.........................      21      12,761,484.46     3.31    607,689.74    3.951      393        696      75.03
3.175.........................       8       5,543,016.37     1.44    692,877.05    6.099      411        716      74.42
3.200.........................       7       5,035,348.20     1.30    719,335.46    2.854      378        762      61.11
3.225.........................      14       8,974,591.48     2.32    641,042.25    5.059      429        688      70.31
3.250.........................      13       9,834,944.66     2.55    756,534.20    3.946      365        719      73.06
3.275.........................      17       8,598,261.11     2.23    505,780.07    4.756      385        714      76.59
3.300.........................       3       1,388,426.90     0.36    462,808.97    7.875      359        718      73.03
3.350.........................      23      14,216,761.20     3.68    618,120.05    3.344      390        752      76.43
3.400.........................      96      57,177,102.60    14.81    595,594.82    5.962      398        706      74.32
3.450.........................       1         270,403.45     0.07    270,403.45    8.000      476        635      77.68
3.500.........................       8       5,597,755.85     1.45    699,719.48    3.169      395        744      72.50
3.525.........................      20      13,435,459.94     3.48    671,773.00    5.962      435        693      73.20
3.550.........................       1         498,400.00     0.13    498,400.00    1.250      360        713      80.00
3.575.........................       3       1,214,000.00     0.31    404,666.67    1.986      427        691      79.12
3.600.........................       6       2,970,572.94     0.77    495,095.49    5.294      397        715      77.85
3.650.........................      31      17,891,703.21     4.63    577,151.72    5.405      446        721      75.57
3.725.........................      21      10,390,423.74     2.69    494,782.08    5.309      404        696      77.15
3.750.........................       2       1,058,567.43     0.27    529,283.72    1.858      360        781      71.40
3.800.........................      54      34,264,587.15     8.88    634,529.39    2.582      371        724      70.80
3.850.........................       3       1,215,869.48     0.31    405,289.83    4.529      464        728      77.83
3.875.........................       6       2,679,388.63     0.69    446,564.77    3.669      454        691      74.41
3.950.........................       9       3,663,718.97     0.95    407,079.89    6.489      438        682      75.44
3.975.........................       4       2,134,529.05     0.55    533,632.26    8.500      479        663      75.06
4.000.........................      60      33,160,679.42     8.59    552,677.99    5.751      412        679      76.58
4.025.........................       1         153,735.73     0.04    153,735.73    8.625      359        673      88.00
4.050.........................      12       5,357,241.67     1.39    446,436.81    4.196      419        695      78.62
4.075.........................       1         585,000.00     0.15    585,000.00    2.875      360        723      90.00
4.100.........................       1         379,800.00     0.10    379,800.00    3.750      360        655      90.00
4.150.........................       5       1,878,654.42     0.49    375,730.88    6.480      385        676      88.10
4.200.........................       1         468,000.00     0.12    468,000.00    1.500      360        613      78.00
4.225.........................       1         240,300.00     0.06    240,300.00    3.125      480        722      90.00
4.250.........................       1         403,500.00     0.10    403,500.00    3.750      360        758      86.40
4.275.........................       5       1,120,097.70     0.29    224,019.54    8.875      376        698      89.18
4.300.........................       1         112,271.68     0.03    112,271.68    8.875      359        784      75.00
4.350.........................       2         401,655.00     0.10    200,827.50    4.578      480        696      91.53
4.400.........................       1          95,200.00     0.02     95,200.00    2.500      360        678      80.00
4.525.........................       2         742,000.00     0.19    371,000.00    3.755      445        687      91.07
4.550.........................       1         235,521.03     0.06    235,521.03    9.125      359        767      80.00
4.600.........................       1         154,018.68     0.04    154,018.68    9.125      359        732      80.00
4.725.........................       1         165,510.00     0.04    165,510.00    4.250      360        673      90.00
4.775.........................       1         252,000.00     0.07    252,000.00    4.000      360        688      90.00
4.800.........................       1         180,900.00     0.05    180,900.00    4.750      360        633      90.00
4.850.........................       1          81,116.28     0.02     81,116.28    9.375      357        751      90.00
4.875.........................       1         370,500.00     0.10    370,500.00    4.375      360        702      95.00
4.900.........................       1         207,000.00     0.05    207,000.00    5.250      480        665      87.71
5.125.........................       1         213,750.00     0.06    213,750.00    9.750      480        738      95.00
                                   ---    ---------------   ------
   Total......................     667    $386,048,620.69   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 2 is approximately 3.348%.

                          INITIAL RATE ADJUSTMENT DATES

                                                            PERCENT                           WEIGHTED             WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     FICO     LOAN-TO-
INITIAL RATE                    MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
ADJUSTMENT DATE                   LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE   RATIO (%)
---------------                 --------  ---------------  --------  ------------  --------  ---------  --------  ---------
September 1, 2005.............       1    $    370,747.03     0.10%    370,747.03    8.000      347        657      75.00
April 1, 2006.................       1         169,160.75     0.04     169,160.75    8.250      354        625      80.00
May 1, 2006...................       4       2,117,268.49     0.55     529,317.12    7.536      355        708      56.59
June 1, 2006..................       4       5,692,544.35     1.47   1,423,136.09    8.198      362        695      76.49
July 1, 2006..................      11       5,682,366.45     1.47     516,578.77    8.120      399        698      78.70
August 1, 2006................      46      26,494,852.68     6.86     575,975.06    7.841      432        715      76.41
September 1, 2006.............     135      69,214,520.41    17.93     512,700.15    7.921      421        711      76.90
October 1, 2006...............     337     200,045,389.78    51.82     593,606.50    4.083      410        707      73.72
November 1, 2006..............      67      37,578,020.75     9.73     560,865.98    3.572      373        716      71.43
December 1, 2006..............      58      36,375,750.00     9.42     627,168.10    2.158      370        745      71.87
January 1, 2007...............       3       2,308,000.00     0.60     769,333.33    2.255      360        726      78.92
                                   ---    ---------------   ------
   Total......................     667    $386,048,620.69   100.00%
                                   ===    ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                            PERCENT                           WEIGHTED             WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     FICO     LOAN-TO-
MAXIMUM NEGATIVE                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
AMORTIZATION (%)                  LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE   RATIO (%)
----------------                --------  ---------------  --------  ------------  --------  ---------  --------  ---------
110...........................       9    $  6,859,500.82     1.78%   762,166.76     3.579      417        688      68.12
115...........................     658     379,189,119.87    98.22    576,275.26     4.956      405        713      74.24
                                   ---    ---------------   ------
   Total......................     667    $386,048,620.69   100.00%
                                   ===    ===============   ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                            PERCENT                           WEIGHTED             WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     FICO     LOAN-TO-
FIXED RATE PERIOD               MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE   RATIO (%)
-----------------               --------  ---------------  --------  ------------  --------  ---------  --------  ---------
1.............................     577    $329,082,409.09    85.24%   570,333.46     5.379      411        708      74.59
3.............................      90      56,966,211.60    14.76    632,957.91     2.345      371        738      71.50
                                   ---    ---------------   ------
   Total......................     667    $386,048,620.69   100.00%
                                   ===    ===============   ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
PREPAYMENT CHARGE               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------               --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
0 ............................     265    $161,579,293.88    41.85%     609,733.18    4.298      387        725        73.08
6 ............................       1         270,403.45     0.07      270,403.45    8.000      476        635        77.68
12 ...........................     396     221,969,526.21     57.5      560,529.11    5.360      418        704        74.90
24 ...........................       3       1,301,830.79     0.34      433,943.60    7.650      355        700        74.28
30 ...........................       2         927,566.36     0.24      463,783.18    7.918      461        727        72.99
                                   ---    ---------------   ------
   Total .....................     667    $386,048,620.69   100.00%
                                   ===    ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
INITIAL PAYMENT RECAST          MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------          --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
60 ...........................     202    $107,489,574.52     27.84%    532,126.61    4.191      383        719        72.96
120 ..........................     465     278,559,046.17     72.16     599,051.71    5.217      413        710        74.59
                                   ---    ---------------    ------
   Total .....................     667    $386,048,620.69    100.00%
                                   ===    ===============    ======

                                  LOAN GROUP 3

                                  LOAN PROGRAMS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
One-Year MTA .................     600    $266,136,798.65    100.00%    443,561.33    4.879      409        694        76.17
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

                            CURRENT MORTGAGE RATES(1)

                                                                                     WEIGHTED
                                                           PERCENT OF    AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     TERM TO     FICO      ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3       ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  ---------  --------  -------------
1.000 ........................      25    $ 11,889,911.00     4.47%     475,596.44     360        714        72.24
1.250 ........................      44      25,171,242.00     9.46      572,073.68     390        715        74.50
1.500 ........................      47      19,718,544.00     7.41      419,543.49     418        693        75.79
1.625 ........................       1         440,000.00     0.17      440,000.00     480        759        78.57
1.750 ........................      57      25,243,341.00     9.49      442,865.63     384        696        77.25
2.000 ........................      39      17,561,144.60     6.60      450,285.76     435        692        77.43
2.125 ........................       1         665,000.00     0.25      665,000.00     360        683        69.27
2.250 ........................      21       9,752,968.66     3.66      464,427.08     397        659        75.59
2.445 ........................       1         207,000.00     0.08      207,000.00     480        716        90.00
2.475 ........................       2         795,000.00     0.30      397,500.00     360        720        88.24
2.500 ........................      15       5,380,841.68     2.02      358,722.78     430        663        79.94
2.695 ........................       1         598,500.00     0.22      598,500.00     360        701        90.00
2.720 ........................       1         360,000.00     0.14      360,000.00     360        729        90.00
2.750 ........................      18       5,169,760.00     1.94      287,208.89     421        676        76.40
2.850 ........................       1         315,000.00     0.12      315,000.00     360        709        90.00
2.910 ........................       1         288,000.00     0.11      288,000.00     480        698        90.00
3.000 ........................       7       2,369,900.00     0.89      338,557.14     434        689        79.90
3.155 ........................       1         198,000.00     0.07      198,000.00     360        763        94.29
3.160 ........................       1         166,250.00     0.06      166,250.00     360        674        95.00
3.165 ........................       1         303,240.00     0.11      303,240.00     360        739        95.00
3.190 ........................       1         250,000.00     0.09      250,000.00     360        688        87.72
3.220 ........................       1         238,500.00     0.09      238,500.00     480        726        90.00
3.250 ........................       6       1,952,750.00     0.73      325,458.33     376        678        81.97
3.345 ........................       1         213,950.00     0.08      213,950.00     360        665        95.00
3.430 ........................       1         311,400.00     0.12      311,400.00     360        652        90.00
3.445 ........................       1         323,195.00     0.12      323,195.00     360        691        95.00
3.500 ........................       4       1,163,810.00     0.44      290,952.50     432        659        80.56
3.525 ........................       1         256,500.00     0.10      256,500.00     360        705        90.00
3.705 ........................       1         150,100.00     0.06      150,100.00     480        739        95.00
3.750 ........................       2         337,500.00     0.13      168,750.00     409        627        75.00
3.910 ........................       1         198,265.00     0.07      198,265.00     360        660        82.61
3.935 ........................       1         373,500.00     0.14      373,500.00     360        749        90.00
4.000 ........................       1         363,750.00     0.14      363,750.00     360        637        75.00
4.020 ........................       1         202,500.00     0.08      202,500.00     360        667        84.30
4.260 ........................       1         150,000.00     0.06      150,000.00     480        690        84.27
4.500 ........................       1         358,000.00     0.13      358,000.00     360        734        89.50
5.875 ........................       1         650,000.00     0.24      650,000.00     360        761        73.78
6.000 ........................       1         502,329.70     0.19      502,329.70     358        782        72.10
6.625 ........................       1         452,850.00     0.17      452,850.00     360        734        74.99
6.750 ........................       4       3,504,199.83     1.32      876,049.96     445        725        65.94
6.875 ........................       2       1,115,095.84     0.42      557,547.92     479        699        74.04
7.125 ........................       3       1,732,073.54     0.65      577,357.85     359        733        66.04
7.250 ........................       4       1,959,313.79     0.74      489,828.45     392        733        67.46
7.375 ........................       6       2,860,926.76     1.07      476,821.13     401        729        75.81

                                                                                            WEIGHTED             WEIGHTED
                                                                                            AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE      REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE       MATURITY   CREDIT     VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING       GROUP 3     OUTSTANDING ($)   (MONTHS)    SCORE   RATIO (%)
-------------------------       --------  ---------------  -------------  ---------------  ---------  --------  ---------
7.500 ........................      18      11,110,732.95       4.17         617,262.94       422       713       76.16
7.625 ........................      25      10,826,975.10       4.07         433,079.00       391       710       78.19
7.695 ........................       1         275,609.77       0.10         275,609.77       359       696       95.00
7.705 ........................       1         221,497.54       0.08         221,497.54       358       703       95.00
7.725 ........................       1         237,880.42       0.09         237,880.42       479       725       89.86
7.750 ........................      28      14,239,210.73       5.35         508,543.24       398       712       76.14
7.755 ........................       1         236,637.55       0.09         236,637.55       355       633       95.00
7.875 ........................      32      16,273,168.59       6.11         508,536.52       437       694       73.27
7.945 ........................       1         227,706.51       0.09         227,706.51       359       687       95.00
7.955 ........................       1         217,256.95       0.08         217,256.95       359       700       95.00
7.975 ........................       1         521,072.97       0.20         521,072.97       478       715       84.55
8.000 ........................      47      19,416,878.26       7.30         413,125.07       424       675       74.38
8.025 ........................       1         302,468.82       0.11         302,468.82       359       711       86.20
8.070 ........................       1         283,220.24       0.11         283,220.24       479       755       90.00
8.110 ........................       1         175,173.88       0.07         175,173.88       359       663       89.97
8.120 ........................       1         263,111.82       0.10         263,111.82       359       649       85.00
8.125 ........................      63      28,011,264.08      10.53         444,623.24       417       674       75.28
8.220 ........................       1          83,011.57       0.03          83,011.57       478       645       90.00
8.250 ........................      11       4,656,414.19       1.75         423,310.38       431       685       78.78
8.285 ........................       1         331,554.12       0.12         331,554.12       359       676       90.00
8.305 ........................       1         269,593.34       0.10         269,593.34       359       621       86.26
8.315 ........................       1         224,661.12       0.08         224,661.12       359       684       89.11
8.345 ........................       1         262,000.00       0.10         262,000.00       480       653       89.73
8.375 ........................      16       7,157,918.81       2.69         447,369.93       479       678       75.18
8.415 ........................       2         421,277.34       0.16         210,638.67       358       650       87.28
8.440 ........................       1         173,449.73       0.07         173,449.73       359       691       90.00
8.565 ........................       1         242,649.88       0.09         242,649.88       359       677       90.00
8.625 ........................       3       1,400,625.41       0.53         466,875.14       375       658       80.00
9.125 ........................       1         295,688.58       0.11         295,688.58       358       762       80.00
9.375 ........................       2         403,707.20       0.15         201,853.60       418       723       84.81
9.625 ........................       2       1,160,228.78       0.44         580,114.39       359       673       80.00
                                   ---    ---------------     ------
   Total .....................     600    $266,136,798.65     100.00%
                                   ===    ===============     ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 (as so adjusted) is expected to be approximately 4.843% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 is expected to be approximately 4.879% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
RANGE OF CURRENT MORTGAGE       MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PRINCIPAL BALANCES ($)       LOANS     OUTSTANDING       GROUP 3     OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
---------------------------     --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
        0.01 -    50,000.00...       1    $    21,320.93        0.01%          21,320.93     8.250      479        713      70.00
   50,000.01 -   100,000.00...      11        885,423.36        0.33           80,493.03     6.176      408        696      74.83
  100,000.01 -   150,000.00...      21      2,710,658.43        1.02          129,078.97     5.020      408        666      71.94
  150,000.01 -   200,000.00...      46      8,202,099.84        3.08          178,306.52     5.157      393        669      77.67
  200,000.01 -   250,000.00...      54     12,085,675.47        4.54          223,808.81     5.464      388        664      77.32
  250,000.01 -   300,000.00...      57     15,663,501.61        5.89          274,798.27     4.872      404        664      74.60
  300,000.01 -   350,000.00...      42     13,598,712.54        5.11          323,778.87     4.962      397        663      79.56
  350,000.01 -   400,000.00...      43     16,167,275.92        6.07          375,983.16     4.338      404        653      76.94
  400,000.01 -   450,000.00...      52     22,497,211.94        8.45          432,638.69     4.653      408        709      78.43
  450,000.01 -   500,000.00...      76     36,077,551.09       13.56          474,704.62     4.656      393        709      78.24
  500,000.01 -   550,000.00...      48     25,080,147.38        9.42          522,503.07     4.628      412        703      77.14
  550,000.01 -   600,000.00...      46     26,461,310.52        9.94          575,245.88     4.693      412        708      78.58
  600,000.01 -   650,000.00...      32     20,152,394.10        7.57          629,762.32     4.995      431        712      76.39
  650,000.01 -   700,000.00...      14      9,443,404.78        3.55          674,528.91     5.637      402        704      70.83
  700,000.01 -   750,000.00...       6      4,380,692.67        1.65          730,115.45     5.739      398        700      74.34
  750,000.01 - 1,000,000.00...      34     30,873,298.27       11.60          908,038.18     4.441      419        706      72.45
1,000,000.01 - 1,500,000.00...      16     19,974,438.77        7.51        1,248,402.42     5.644      429        690      71.23
1,500,000.01 - 2,000,000.00...       1      1,861,681.03        0.70        1,861,681.03     8.125      475        666      80.00
                                   ---   ---------------      ------
   Total......................     600   $266,136,798.65      100.00%
                                   ===   ===============      ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 3 is approximately $443,561.

                              FICO CREDIT SCORES(1)

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS     OUTSTANDING       GROUP 3     OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
---------------------------     --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
659 or Less...................     206    $ 69,552,795.15      26.13%        337,634.93      5.374      399        640      73.91
660-679.......................      81      39,219,301.00      14.74         484,188.90      4.935      408        669      76.82
680-699.......................      91      45,486,103.79      17.09         499,847.29      4.714      422        689      77.04
700-719.......................      73      37,001,550.87      13.90         506,870.56      4.448      416        709      77.76
720 or Greater................     149      74,877,047.84      28.13         502,530.52      4.702      407        751      76.63
                                   ---    ---------------     ------
   Total......................     600    $266,136,798.65     100.00%
                                   ===    ===============     ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 3 is approximately 694.

                             DOCUMENTATION PROGRAMS

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
DOCUMENTATION PROGRAM             LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------           --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
Alternative ..................       8    $  2,453,851.41      0.92%    306,731.43     7.099      408        649        81.17
Full .........................      59      24,426,739.88      9.18     414,012.54     4.676      385        686        78.11
No Income/No Asset ...........       3         848,666.92      0.32     282,888.97     4.205      360        699        67.64
Reduced ......................     461     215,795,995.42     81.08     468,104.11     4.900      412        697        76.29
Stated Income/Stated Asset ...      69      22,611,545.02      8.50     327,703.55     4.679      413        679        72.75
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------------        --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
50.00 and Below ..............      13    $  5,000,540.51      1.88%    384,656.96     5.985      423        689        43.73
50.01 to 55.00 ...............       4       2,668,580.59      1.00     667,145.15     6.930      395        702        52.75
55.01 to 60.00 ...............      14       5,846,988.58      2.20     417,642.04     3.330      413        662        57.01
60.01 to 65.00 ...............      17       8,709,443.45      3.27     512,320.20     3.944      415        702        62.88
65.01 to 70.00 ...............      75      32,037,501.18     12.04     427,166.68     5.696      403        685        68.98
70.01 to 75.00 ...............      87      42,128,119.29     15.83     484,231.26     4.468      404        693        74.11
75.01 to 80.00 ...............     329     152,277,595.83     57.22     462,849.84     4.750      414        697        79.69
80.01 to 85.00 ...............      10       2,831,916.24      1.06     283,191.62     7.401      402        660        83.63
85.01 to 90.00 ...............      35      10,819,029.36      4.07     309,115.12     5.250      382        700        89.27
90.01 to 95.00 ...............      16       3,817,083.62      1.43     238,567.73     6.401      376        705        94.96
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 3 is approximately 76.17%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 3 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----                           --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
California ...................     316    $156,261,718.59     58.71%    494,499.11     5.136      414        698        75.97
Florida ......................      96      35,529,559.13     13.35     370,099.57     4.276      402        688        75.22
Arizona ......................      29       8,709,251.44      3.27     300,319.02     5.429      413        681        73.48
Nevada .......................      26      10,147,001.88      3.81     390,269.30     5.328      438        682        80.20
Maryland .....................      18       8,822,540.96      3.32     490,141.16     2.329      393        677        77.55
Virginia .....................      17       6,927,658.99      2.60     407,509.35     3.635      383        691        78.77
Other ........................      98      39,739,067.66     14.93     405,500.69     4.954      394        693        76.63
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, no more than approximately 0.800% of the Mortgage Loans in Loan Group 3 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------                    --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
Purchase .....................     152    $ 66,059,843.05     24.82%    434,604.23     4.966      400        710        78.74
Refinance (Rate/Term) ........     137      57,437,308.44     21.58     419,250.43     4.840      421        685        78.13
Refinance (Cash-Out) .........     311     142,639,647.16      53.6     458,648.38     4.854      408        691        74.19
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
2 to 4 Family Residence ......      35    $ 17,578,213.70      6.60%    502,234.68     5.215      412        686        73.07
Condominium ..................      78      23,670,481.55      8.89     303,467.71     5.498      398        696        78.03
Planned Unit Development .....      94      47,781,892.03     17.95     508,318.00     4.578      420        703        75.85
Single Family Residence ......     393     177,106,211.37     66.55     450,651.94     4.844      407        692        76.32
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------                  --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Investment Property ..........      73    $ 23,215,423.96      8.72%    318,019.51    5.551      398        702        73.13
Primary Residence ............     513     236,602,684.44     88.90     461,213.81    4.869      411        693        76.55
Secondary Residence ..........      14       6,318,690.25      2.37     451,335.02    2.766      370        709        73.20
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                           PERCENT OF     AVERAGE    WEIGHTED  WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT    FICO       ORIGINAL
REMAINING TERM TO               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   CREDIT   LOAN-TO-VALUE
MATURITY (MONTHS)                 LOANS     OUTSTANDING      GROUP 3        ($)      RATE (%)    SCORE     RATIO (%)
-----------------               --------  ---------------  ----------  ------------  --------  --------  -------------
347 ..........................       1    $  1,025,773.60      0.39%   1,025,773.60    7.500      672        73.26
353 ..........................       2         687,097.96      0.26      343,548.98    7.690      735        73.53
355 ..........................       8       3,631,253.33      1.36      453,906.67    8.030      685        67.74
356 ..........................       3       1,982,729.90      0.75      660,909.97    7.879      698        74.79
357 ..........................       8       3,386,123.82      1.27      423,265.48    8.180      656        74.06
358 ..........................      33      11,625,470.87      4.37      352,287.00    7.495      706        76.32
359 ..........................      74      30,379,119.97     11.41      410,528.65    7.859      699        77.71
360 ..........................     244     103,193,013.00     38.77      422,922.18    2.716      691        76.60
475 ..........................       2       2,303,002.60      0.87    1,151,501.30    8.125      663        80.00
477 ..........................       7       4,005,044.80      1.50      572,149.26    7.922      716        76.32
478 ..........................      30      15,306,160.83      5.75      510,205.36    7.618      708        75.47
479 ..........................      75      37,585,878.97     14.12      501,145.05    7.766      693        74.26
480 ..........................     113      51,026,129.00     19.17      451,558.66    2.898      693        76.68
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 3 is approximately 409 months.

                                GROSS MARGINS(1)

                                                                                               WEIGHTED
                                                          PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL     LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE        LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 3        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  --------------  ----------  ------------  --------  ---------  --------  -------------
1.400 ........................       2    $ 1,152,329.70      0.43%     576,164.85    5.929      359        770        73.05
2.100 ........................       1        452,850.00      0.17      452,850.00    6.625      360        734        74.99
2.125 ........................       2      2,036,649.47      0.77    1,018,324.74    4.855      479        701        69.90
2.200 ........................       3      2,202,750.36      0.83      734,250.12    6.750      425        742        66.97
2.275 ........................       1        901,063.67      0.34      901,063.67    6.875      479        700        75.00
2.325 ........................       2      1,162,032.17      0.44      581,016.09    2.286      480        722        78.16
2.425 ........................       1        451,750.00      0.17      451,750.00    2.250      360        670        63.81
2.500 ........................       4      1,655,577.96      0.62      413,894.49    2.023      360        708        76.24
2.575 ........................       1        483,100.00      0.18      483,100.00    1.000      360        730        80.00
2.600 ........................       2      1,864,695.58      0.70      932,347.79    4.531      359        703        64.62
2.625 ........................       1      1,140,000.00      0.43    1,140,000.00    1.250      480        708        75.00
2.650 ........................       7      4,357,262.76      1.64      622,466.11    2.466      360        749        75.61
2.675 ........................       1        418,400.00      0.16      418,400.00    1.750      360        813        72.77
2.700 ........................       2      1,120,915.60      0.42      560,457.80    7.188      419        745        80.00
2.725 ........................       3      1,305,140.43      0.49      435,046.81    4.233      357        762        56.01
2.750 ........................       1        600,000.00      0.23      600,000.00    1.750      480        694        78.95
2.800 ........................       7      3,289,871.84      1.24      469,981.69    4.715      379        723        77.19
2.850 ........................       2      1,033,764.92      0.39      516,882.46    4.120      479        751        78.71
2.875 ........................      13      7,879,991.75      2.96      606,153.21    4.481      397        716        77.33
2.900 ........................       4      2,419,138.73      0.91      604,784.68    6.022      479        738        76.82
2.925 ........................       2        743,510.50      0.28      371,755.25    7.516      464        737        78.00
2.950 ........................      15      7,817,553.19      2.94      521,170.21    5.091      390        701        74.98
2.975 ........................       1        483,263.49      0.18      483,263.49    7.500      479        744        80.00
2.988 ........................       1        384,184.29      0.14      384,184.29    7.500      358        661        80.00
3.000 ........................       4      1,290,066.69      0.48      322,516.67    3.678      393        683        75.67
3.025 ........................       9      4,163,065.57      1.56      462,562.84    6.274      413        719        77.16
3.050 ........................       3      1,485,984.76      0.56      495,328.25    6.091      401        658        80.00
3.075 ........................      24     11,899,457.08      4.47      495,810.71    4.512      375        728        75.07
3.100 ........................       1        345,000.00      0.13      345,000.00    2.250      360        659        56.56
3.125 ........................       9      4,636,833.71      1.74      515,203.75    5.670      422        759        77.92
3.150 ........................       1        729,507.39      0.27      729,507.39    7.750      359        681        75.00
3.175 ........................       4      1,590,172.97      0.60      397,543.24    3.720      359        719        78.76
3.200 ........................      49     24,786,738.66      9.31      505,851.81    3.812      393        694        75.57
3.225 ........................       1        164,000.00      0.06      164,000.00    1.500      360        623        68.33
3.250 ........................      11      5,815,142.17      2.19      528,649.29    4.021      410        708        75.91
3.275 ........................       1        476,000.00      0.18      476,000.00    1.250      360        754        80.00
3.300 ........................       7      3,294,631.70      1.24      470,661.67    4.661      436        684        69.24
3.325 ........................      41     20,634,022.72      7.75      503,268.85    5.225      428        700        74.90
3.350 ........................       1        312,000.00      0.12      312,000.00    1.500      360        667        78.99
3.375 ........................      11      5,422,783.95      2.04      492,980.36    6.447      399        692        72.47
3.400 ........................      19      6,365,434.88      2.39      335,022.89    3.925      360        671        74.74
3.425 ........................       1        500,447.83      0.19      500,447.83    8.000      358        719        80.00
3.450 ........................      55     23,628,981.58      8.88      429,617.85    3.935      417        687        75.26
3.500 ........................      15      6,586,160.50      2.47      439,077.37    8.107      417        660        78.82
3.525 ........................       1        499,568.00      0.19      499,568.00    1.750      360        743        78.11
3.550 ........................       8      3,614,178.65      1.36      451,772.33    2.579      426        680        77.60
3.575 ........................     139     54,827,721.93     20.60      394,444.04    5.089      410        670        75.86
3.650 ........................       1        600,000.00      0.23      600,000.00    1.250      480        716        80.00
3.700 ........................      14      5,622,574.60      2.11      401,612.47    5.207      479        679        77.55
3.725 ........................       2        747,004.05      0.28      373,502.03    2.333      438        717        63.68
3.750 ........................       1        521,072.97      0.20      521,072.97    8.375      478        715        84.55
3.800 ........................       1        665,000.00      0.25      665,000.00    2.125      360        683        69.27
3.825 ........................      25     10,643,799.23      4.00      425,751.97    6.513      479        681        76.56
3.850 ........................       2      1,496,849.46      0.56      748,424.73    2.200      455        674        77.01
3.950 ........................       1        288,000.00      0.11      288,000.00    1.500      360        652        80.00
3.955 ........................       1        263,111.82      0.10      263,111.82    8.500      359        649        85.00
4.000 ........................       1        438,992.02      0.16      438,992.02    8.625      359        706        80.00
4.050 ........................       1        221,497.54      0.08      221,497.54    8.625      358        703        95.00
4.075 ........................       5      1,474,371.50      0.55      294,874.30    6.087      371        691        89.75
4.100 ........................       8      2,559,983.39      0.96      319,997.92    5.410      368        679        82.31
4.125 ........................       1        303,240.00      0.11      303,240.00    4.125      360        739        95.00

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING       GROUP 3     OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
----------------                --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
4.175 ........................       1         387,061.45       0.15         387,061.45      8.750      356        647      80.97
4.200 ........................       4         864,894.12       0.32         216,223.53      6.728      420        710      89.00
4.225 ........................       1         265,000.00       0.10         265,000.00      3.250      480        646      74.44
4.250 ........................       2         471,656.95       0.18         235,828.48      5.571      360        675      73.59
4.325 ........................       4       1,063,603.11       0.40         265,900.78      6.329      383        668      90.35
4.450 ........................       8       2,623,909.59       0.99         327,988.70      4.590      360        703      88.56
4.500 ........................       1         295,688.58       0.11         295,688.58      9.125      358        762      80.00
4.575 ........................       6       1,391,171.75       0.52         231,861.96      6.997      380        686      90.44
4.600 ........................       1         564,000.00       0.21         564,000.00      2.500      360        665      80.00
4.650 ........................       1         173,449.73       0.07         173,449.73      9.250      359        691      90.00
4.700 ........................       2         571,500.00       0.21         285,750.00      4.615      360        754      91.49
4.750 ........................       1         204,351.26       0.08         204,351.26      9.375      359        733      74.86
4.825 ........................       3         640,270.82       0.24         213,423.61      7.865      397        683      89.27
4.950 ........................       2         406,206.57       0.15         203,103.29      5.621      384        682      93.98
5.000 ........................       3       1,394,840.99       0.52         464,947.00      9.625      359        667      81.68
5.075 ........................       2         550,000.00       0.21         275,000.00      6.680      480        677      89.87
                                   ---    ---------------     ------
   Total .....................     600    $266,136,798.65     100.00%
                                   ===    ===============     ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 3 is approximately 3.356%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING       GROUP 3     OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
-------------------------       --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
9.950 ........................     539    $246,153,191.39      92.49%        456,684.96      4.840      411        695      75.85
9.999 ........................       1         451,084.66       0.17         451,084.66      7.875      479        701      80.00
10.450 .......................      26       8,130,872.95       3.06         312,725.88      5.856      364        666      76.40
10.700 .......................       3         386,032.68       0.15         128,677.56      8.573      395        660      81.36
10.825 .......................       5       1,782,809.35       0.67         356,561.87      6.849      394        707      87.92
10.950 .......................       7       2,763,104.04       1.04         394,729.15      6.251      404        679      82.21
11.200 .......................       6       1,976,568.76       0.74         329,428.13      4.872      377        695      84.70
11.700 .......................       3       1,845,000.00       0.69         615,000.00      1.750      381        688      76.15
11.950 .......................       5       1,461,000.07       0.55         292,200.01      3.639      406        702      82.56
12.450 .......................       1         358,200.00       0.13         358,200.00      2.500      360        648      90.00
12.700 .......................       2         454,434.75       0.17         227,217.38      7.465      359        714      85.44
13.950 .......................       1         224,000.00       0.08         224,000.00      2.000      360        628      80.00
18.000 .......................       1         150,500.00       0.06         150,500.00      1.750      360        677      70.00
                                   ---    ---------------     ------
   Total .....................     600    $266,136,798.65     100.00%
                                   ===    ===============     ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 3 is approximately 10.031%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                                      WEIGHTED             WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE       PERCENT OF       AVERAGE       AVERAGE  REMAINING   AVERAGE   ORIGINAL
                                   OF        PRINCIPAL        MORTGAGE       PRINCIPAL      CURRENT   TERM TO     FICO     LOAN-TO-
                                MORTGAGE      BALANCE      LOANS IN LOAN      BALANCE      MORTGAGE   MATURITY   CREDIT     VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING       GROUP 3     OUTSTANDING ($)  RATE (%)   (MONTHS)    SCORE   RATIO (%)
-------------------------       --------  ---------------  -------------  ---------------  --------  ---------  --------  ---------
1.400 ........................       2       1,152,329.70       0.43         576,164.85      5.929      359       770       73.05
2.100 ........................       1         452,850.00       0.17         452,850.00      6.625      360       734       74.99
2.125 ........................       2       2,036,649.47       0.77       1,018,324.74      4.855      479       701       69.90
2.200 ........................       3       2,202,750.36       0.83         734,250.12      6.750      425       742       66.97
2.275 ........................       1         901,063.67       0.34         901,063.67      6.875      479       700       75.00
2.325 ........................       2       1,162,032.17       0.44         581,016.09      2.286      480       722       78.16
2.425 ........................       1         451,750.00       0.17         451,750.00      2.250      360       670       63.81
2.500 ........................       4       1,655,577.96       0.62         413,894.49      2.023      360       708       76.24
2.575 ........................       1         483,100.00       0.18         483,100.00      1.000      360       730       80.00
2.600 ........................       2       1,864,695.58       0.70         932,347.79      4.531      359       703       64.62
2.625 ........................       1       1,140,000.00       0.43       1,140,000.00      1.250      480       708       75.00
2.650 ........................       7       4,357,262.76       1.64         622,466.11      2.466      360       749       75.61
2.675 ........................       1         418,400.00       0.16         418,400.00      1.750      360       813       72.77
2.700 ........................       2       1,120,915.60       0.42         560,457.80      7.188      419       745       80.00
2.725 ........................       3       1,305,140.43       0.49         435,046.81      4.233      357       762       56.01
2.750 ........................       1         600,000.00       0.23         600,000.00      1.750      480       694       78.95
2.800 ........................       7       3,289,871.84       1.24         469,981.69      4.715      379       723       77.19
2.850 ........................       2       1,033,764.92       0.39         516,882.46      4.120      479       751       78.71
2.875 ........................      13       7,879,991.75       2.96         606,153.21      4.481      397       716       77.33
2.900 ........................       4       2,419,138.73       0.91         604,784.68      6.022      479       738       76.82
2.925 ........................       2         743,510.50       0.28         371,755.25      7.516      464       737       78.00
2.950 ........................      15       7,817,553.19       2.94         521,170.21      5.091      390       701       74.98
2.975 ........................       1         483,263.49       0.18         483,263.49      7.500      479       744       80.00
2.988 ........................       1         384,184.29       0.14         384,184.29      7.500      358       661       80.00
3.000 ........................       4       1,290,066.69       0.48         322,516.67      3.678      393       683       75.67
3.025 ........................       9       4,163,065.57       1.56         462,562.84      6.274      413       719       77.16
3.050 ........................       3       1,485,984.76       0.56         495,328.25      6.091      401       658       80.00
3.075 ........................      24      11,899,457.08       4.47         495,810.71      4.512      375       728       75.07
3.100 ........................       1         345,000.00       0.13         345,000.00      2.250      360       659       56.56
3.125 ........................       9       4,636,833.71       1.74         515,203.75      5.670      422       759       77.92
3.150 ........................       1         729,507.39       0.27         729,507.39      7.750      359       681       75.00
3.175 ........................       4       1,590,172.97       0.60         397,543.24      3.720      359       719       78.76
3.200 ........................      49      24,786,738.66       9.31         505,851.81      3.812      393       694       75.57
3.225 ........................       1         164,000.00       0.06         164,000.00      1.500      360       623       68.33
3.250 ........................      11       5,815,142.17       2.19         528,649.29      4.021      410       708       75.91
3.275 ........................       1         476,000.00       0.18         476,000.00      1.250      360       754       80.00
3.300 ........................       7       3,294,631.70       1.24         470,661.67      4.661      436       684       69.24
3.325 ........................      41      20,634,022.72       7.75         503,268.85      5.225      428       700       74.90
3.350 ........................       1         312,000.00       0.12         312,000.00      1.500      360       667       78.99
3.375 ........................      11       5,422,783.95       2.04         492,980.36      6.447      399       692       72.47
3.400 ........................      19       6,365,434.88       2.39         335,022.89      3.925      360       671       74.74
3.425 ........................       1         500,447.83       0.19         500,447.83      8.000      358       719       80.00
3.450 ........................      55      23,628,981.58       8.88         429,617.85      3.935      417       687       75.26
3.500 ........................      15       6,586,160.50       2.47         439,077.37      8.107      417       660       78.82
3.525 ........................       1         499,568.00       0.19         499,568.00      1.750      360       743       78.11
3.550 ........................       8       3,614,178.65       1.36         451,772.33      2.579      426       680       77.60
3.575 ........................     139      54,827,721.93      20.60         394,444.04      5.089      410       670       75.86
3.650 ........................       1         600,000.00       0.23         600,000.00      1.250      480       716       80.00
3.700 ........................      14       5,622,574.60       2.11         401,612.47      5.207      479       679       77.55
3.725 ........................       2         747,004.05       0.28         373,502.03      2.333      438       717       63.68
3.750 ........................       1         521,072.97       0.20         521,072.97      8.375      478       715       84.55
3.800 ........................       1         665,000.00       0.25         665,000.00      2.125      360       683       69.27
3.825 ........................      25      10,643,799.23       4.00         425,751.97      6.513      479       681       76.56
3.850 ........................       2       1,496,849.46       0.56         748,424.73      2.200      455       674       77.01
3.950 ........................       1         288,000.00       0.11         288,000.00      1.500      360       652       80.00
3.955 ........................       1         263,111.82       0.10         263,111.82      8.500      359       649       85.00
4.000 ........................       1         438,992.02       0.16         438,992.02      8.625      359       706       80.00
4.050 ........................       1         221,497.54       0.08         221,497.54      8.625      358       703       95.00
4.075 ........................       5       1,474,371.50       0.55         294,874.30      6.087      371       691       89.75
4.100 ........................       8       2,559,983.39       0.96         319,997.92      5.410      368       679       82.31

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
4.125 ........................       1         303,240.00      0.11     303,240.00     4.125      360        739        95.00
4.175 ........................       1         387,061.45      0.15     387,061.45     8.750      356        647        80.97
4.200 ........................       4         864,894.12      0.32     216,223.53     6.728      420        710        89.00
4.225 ........................       1         265,000.00      0.10     265,000.00     3.250      480        646        74.44
4.250 ........................       2         471,656.95      0.18     235,828.48     5.571      360        675        73.59
4.325 ........................       4       1,063,603.11      0.40     265,900.78     6.329      383        668        90.35
4.450 ........................       8       2,623,909.59      0.99     327,988.70     4.590      360        703        88.56
4.500 ........................       1         295,688.58      0.11     295,688.58     9.125      358        762        80.00
4.575 ........................       6       1,391,171.75      0.52     231,861.96     6.997      380        686        90.44
4.600 ........................       1         564,000.00      0.21     564,000.00     2.500      360        665        80.00
4.650 ........................       1         173,449.73      0.07     173,449.73     9.250      359        691        90.00
4.700 ........................       2         571,500.00      0.21     285,750.00     4.615      360        754        91.49
4.750 ........................       1         204,351.26      0.08     204,351.26     9.375      359        733        74.86
4.825 ........................       3         640,270.82      0.24     213,423.61     7.865      397        683        89.27
4.950 ........................       2         406,206.57      0.15     203,103.29     5.621      384        682        93.98
5.000 ........................       3       1,394,840.99      0.52     464,947.00     9.625      359        667        81.68
5.075 ........................       2         550,000.00      0.21     275,000.00     6.680      480        677        89.87
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 3 is approximately 3.356%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------------    --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
September 1, 2005 ............       1    $  1,025,773.60      0.39%   1,025,773.60    7.500      347        672        73.26
March 1, 2006 ................       2         687,097.96      0.26      343,548.98    7.690      353        735        73.53
May 1, 2006 ..................       9       5,189,915.41      1.95      576,657.27    7.987      408        682        71.42
June 1, 2006 .................       3       1,982,729.90      0.75      660,909.97    7.879      356        698        74.79
July 1, 2006 .................      16       8,135,509.14      3.06      508,469.32    8.094      416        683        75.72
August 1, 2006 ...............      61      25,824,301.90      9.70      423,349.21    7.799      427        707        76.36
September 1, 2006 ............     146      66,219,857.80     24.88      453,560.67    7.954      425        696        75.76
October 1, 2006 ..............     323     140,429,790.80     52.77      434,767.15    2.552      399        695        76.50
November 1, 2006 .............      31      14,252,854.14      5.36      459,769.49    4.851      413        663        77.08
December 1, 2006 .............       5       1,366,200.00      0.51      273,240.00    3.358      404        686        73.96
January 1, 2007 ..............       3       1,022,768.00      0.38      340,922.67    2.203      360        731        78.46
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
MAXIMUM NEGATIVE                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
110 ..........................       9    $  5,154,797.77      1.94%    572,755.31     6.576      403        690        75.59
115 ..........................     591     260,982,000.88     98.06     441,593.91     4.845      409        694        76.18
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)        LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------------------      --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
1 ............................     586    $260,151,019.19     97.75%    443,943.72     4.916      409        694        76.21
3 ............................      14       5,985,779.46      2.25     427,555.68     3.260      403        689        74.56
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
PREPAYMENT CHARGE               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------               --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
36 ...........................     600    $266,136,798.65    100.00%    443,561.33     4.879      409        694        76.17
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
INITIAL PAYMENT RECAST          MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 3       ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------          --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
60 ...........................     353    $153,398,360.45     57.64%    434,556.26     4.461      402        696        75.67
120 ..........................     247     112,738,438.20     42.36     456,430.92     5.447      418        692        76.86
                                   ---    ---------------    ------
   Total .....................     600    $266,136,798.65    100.00%
                                   ===    ===============    ======

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

     The Mortgage Pass-Through Certificates, Series 2006-OA14 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 3-A-1, Class 3-A-2, Class X-1, Class X-2, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class C, Class 1-P, Class 2-P and Class 3-P Certificates.

     When describing the certificates in this free writing prospectus, we use the following terms:

        DESIGNATION                                           CLASSES OF CERTIFICATES
        -----------           --------------------------------------------------------------------------------------
Group 1 Senior Certificates                       Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates

Group 2 Senior Certificates                    Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates

Group 3 Senior Certificates                          Class 3-A-1 and Class 3-A-2 Certificates

    Class X Certificates                               Class X-1 and Class X-2 Certificates

 Subordinated Certificates               Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                                  Class M-7, Class M-8 and Class M-9 Certificates

    Senior Certificates       Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior Certificates,
                                                  Class X Certificates and Class A-R Certificates

      MTA Certificates                      Group 1 Senior Certificates and Group 3 Senior Certificates

     LIBOR Certificates                    Group 2 Senior Certificates and Subordinated Certificates

 Floating Rate Certificates                           MTA Certificates and LIBOR Certificates

    Offered Certificates                         Senior Certificates and Subordinated Certificates

    Class P Certificates                          Class 1-P, Class 2-P and Class 3-P Certificates

    Private Certificates                                 Class C and Class P Certificates

The certificates are generally referred to as the following types:

                        CLASS                                                         TYPE
                        -----                           ---------------------------------------------------------------
Class 1-A-1, Class 2-A-1 and Class 3-A-1 Certificates           Senior/Floating Pass-Through Rate/Super Senior

Class 1-A-2 and Class 2-A-2 Certificates                    Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1-A-3, Class 2-A-3 and Class 3-A-2 Certificates              Senior/Floating Pass-Through Rate/Support

Class X-1 and Class X-2 Certificates                    Senior/Notional Amount/Interest Only/Variable Pass-Through Rate

Class A-R Certificates                                               Senior/REMIC Residual/Principal Only

Subordinated Certificates                                           Subordinate/Floating Pass-Through Rate

     The Class 1-P, Class 2-P and Class 3-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates. The initial Class Certificate Balances or initial notional amount may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

CALCULATION OF CLASS CERTIFICATE BALANCE

     The "CLASS CERTIFICATE BALANCE" of any class of offered certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

     - all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

     -    the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which Realized Losses have been allocated will be increased sequentially in the order of payment priority from highest to lowest, by the amount of Subsequent Recoveries on the Mortgage Loans in the related loan group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates. See "The Agreements - Application of Liquidation Proceeds" in the prospectus.

     Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable loan group and will be distributed in the priority set forth below under "Distributions--Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

NOTIONAL AMOUNT CERTIFICATES

     The Class X Certificates are notional amount certificates.

     The notional amount of the Class X-1 Certificates for any Distribution Date will equal the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1B as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     The notional amount of the Class X-2 Certificates for any Distribution Date will equal the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

     The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") will hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR"), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable Class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream,

Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1 in excess thereof. Except as described below, no person acquiring a beneficial ownership in a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the Offered Certificates, see "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" in the prospectus.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

     Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

     On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises

Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to Offered Certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" and "Miscellaneous Tax Aspects -- Backup Withholding" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the issuing entity provided by the master servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, (b) the beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) of a class at their sole option and expense, elect to remove their Book-Entry Certificates from DTC or (c) after the occurrence of an event of default (as defined in the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights evidenced by the Offered Certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related Offered Certificates under the pooling and servicing agreement.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     For a description of the procedures generally applicable to Book-Entry Certificates, see "Description of the Securities - Book-Entry Securities" in the prospectus.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

     Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

     - all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

     - all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

     -    all payments on account of prepayment charges on the Mortgage Loans;

     - all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

     - any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

     - any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

     -    all Substitution Adjustment Amounts; and

     -    all Advances made by the master servicer.

     Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

     The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes with respect to the Mortgage
Loans:

     - to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under "Servicing of the Mortgage Loans--Servicing Compensation and Payment of Expenses";

     - to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

     - to reimburse each of the master servicer and the Trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

     - to reimburse the master servicer for insured expenses from the related insurance proceeds;

     - to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

     - to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

     - to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

     - to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

     - to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any Prepayment Charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

     - to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

     Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any Prepayment Charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

     -    the aggregate amount remitted by the master servicer to the trustee;
          and

     - any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

     The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "-- Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

     -    to pay the Trustee Fee to the trustee;

     - to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

     - to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

     - to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

     There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

     The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

     The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

     Derivative Reserve Fund and the Corridor Contract Reserve Fund. Funds in the Derivative Reserve Fund and the Corridor Contract Reserve Fund will not be invested.

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:


TYPE / RECIPIENT (1)              AMOUNT              GENERAL PURPOSE                SOURCE (2)                  FREQUENCY
--------------------   ----------------------------   ---------------   ------------------------------------   ------------
FEES

Master Servicing Fee   One-twelfth of the Stated      Compensation      Amounts on deposit in the              Monthly
/ Master Servicer      Principal Balance of each                        Certificate Account representing
                       Mortgage Loan multiplied by                      payments of interest and application
                       the Master Servicing Fee                         of liquidation proceeds with respect
                       Rate (3)                                         to that mortgage loan.

                       -    All late payment fees,    Compensation      Payments made by obligors with         Time to time
                            assumption fees and                         respect to the Mortgage Loans
                            other similar charges
                            (excluding prepayment
                            charges)

                       -    All investment income     Compensation      Investment income related to the       Monthly
                            earned on amounts on                        Certificate Account and the
                            deposit in the                              Distribution Account
                            Certificate Account and
                            Distribution Account

                       -    Excess Proceeds (4)       Compensation      Liquidation proceeds and Subsequent    Time to time
                                                                        Recoveries

Trustee Fee (the       One-twelfth of the Trustee     Compensation      Amounts on deposit in the              Monthly
"TRUSTEE FEE") /       Fee Rate multiplied by the                       Certificate Account or the
Trustee                aggregate Stated Principal                       Distribution Account
                       Balance of the outstanding
                       Mortgage Loans (5)

EXPENSES

Insured expenses /     Expenses incurred by the       Reimbursement     To the extent the expenses are         Time to time
Master Servicer        master servicer                of Expenses       covered by an insurance policy with
                                                                        respect to the Mortgage Loan

Servicing Advances /   To the extent of funds         Reimbursement     With respect to each Mortgage Loan,    Time to time
Master Servicer        available, the amount of any   of Expenses       late recoveries of the payments of
                       Servicing Advances                               the costs and expenses, liquidation
                                                                        proceeds, Subsequent Recoveries,
                                                                        purchase proceeds or repurchase
                                                                        proceeds for that Mortgage Loan (6)

Indemnification        Amounts for which the          Indemnification   Amounts on deposit on the              Monthly
expenses / the         sellers, the master servicer                     Certificate Account
sellers, the master    and depositor are entitled
servicer and the       to indemnification (7)
depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer. Any increase in the fees and expenses would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)  The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

DISTRIBUTIONS

     Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in October 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For the MTA Certificates, the Class A-R and Class X Certificates and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

     Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds a notional amount certificate or 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

     On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and then distribute them to the applicable class of Class P Certificates.

     The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) all scheduled interest on the Mortgage Loans in that Loan Group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

               (2) all interest on prepayments on the Mortgage Loans in that Loan Group, other than Prepayment Interest Excess,

               (3) all Advances relating to interest in respect of the Mortgage Loans in that Loan Group,

               (4) amounts paid by the master servicer in respect of Compensating Interest for that Loan Group, and

               (5) liquidation proceeds on the Mortgage Loans in that Loan Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

          minus

          (b) all non-recoverable Advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

     The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) the principal portion of the regular monthly payment collected or advanced on the Mortgage Loans in that Loan Group with respect to the related Due Date,

               (2) prepayments on the Mortgage Loans in that Loan Group collected in the related Prepayment Period,

               (3) the Stated Principal Balance of each Mortgage Loan in that Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

               (4) any Substitution Adjustment Amounts in respect of Mortgage Loans in that Loan Group, and

               (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group received during the related Prepayment Period, minus

          (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

     "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor and retained by the master servicer in respect of interest on such principal prepayment.

INTEREST

     For any Distribution Date, the "ACCRUAL PERIOD" for (x) the Group 1 Senior Certificates, Group 3 Senior Certificates and the Class X Certificates will be the calendar month preceding the month of that Distribution Date and (y) the Group 2 Senior Certificates and the Subordinated Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on day immediately prior to that Distribution Date.

     Interest Entitlement. Interest on the Group 1 Senior Certificates, Group 3 Senior Certificates and the Class X Certificates will be calculated on the basis of a 360 day year divided into twelve 30 day months. Interest on the Group 2 Senior Certificates and Subordinated Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period.

     The "INTEREST FUNDS" for any Distribution Date and Loan Group are equal to the Interest Remittance Amount for that Loan Group minus the related portion of the Trustee Fee for such Distribution Date.

     "CURRENT INTEREST," with respect to each class of Offered Certificates (other than the Class A-R Certificates) and each Distribution Date, is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance or notional amount, as applicable, of such class immediately prior to such Distribution Date.

     "INTEREST CARRY FORWARD AMOUNT," with respect to each class of Offered Certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:

          (a) Current Interest for such class with respect to prior Distribution Dates, over

          (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

     PASS-THROUGH RATES. The classes of certificates will have the respective pass through rates described below (each, a "PASS-THROUGH RATE").

     MTA Certificates

     The Pass-Through Rate for each class of the MTA Certificates for the Accrual Period related to the first Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the related Loan Group, and with respect to the Accrual Period related to any Distribution Date thereafter will be a per annum rate equal to the least of:

          (1) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") plus the Pass-Through Margin for such class and Accrual Period,

          (2) the Weighted Average Adjusted Net Mortgage Rate of the related Loan Group, and

          (3) the applicable Net Rate Cap for such certificates for such Distribution Date.

     Class X Certificates

     The Pass-Through Rate for Class X-1 Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the excess, if any, of:

          (1) the Net Rate Cap for Loan Group 1B, over

          (2) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") plus 2.100%.

     The Pass-Through Rate for Class X-2 Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the excess, if any, of:

          (1) the Net Rate Cap for Loan Group 3, over

          (2) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") plus 1.000%.

     LIBOR Certificates

     The Pass-Through Rate with respect to each Accrual Period and each class of LIBOR Certificates will be a per annum rate equal to the lesser of:

          (1) One-Month LIBOR for such Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Pass-Through Margin for such class and Accrual Period, and

          (2) the applicable Net Rate Cap for such class for such Distribution Date.

     The "PASS-THROUGH MARGIN" for each class of Floating Rate Certificates is as follows:

                        PASS-THROUGH MARGIN
                        -------------------
CLASS OF CERTIFICATES       (1)     (2)
---------------------      -----   -----
Class 1-A-1..........      1.730%  1.730%
Class 1-A-2..........      0.880%  0.880%
Class 1-A-3..........      0.920%  0.920%
Class 2-A-1..........      0.190%  0.380%
Class 2-A-2..........      0.240%  0.480%
Class 2-A-3..........      0.280%  0.560%
Class 3-A-1..........      0.850%  0.850%
Class 3-A-2..........      0.900%  0.900%
Class M-1............      0.380%  0.570%
Class M-2............      0.410%  0.615%
Class M-3............      0.440%  0.660%
Class M-4............      0.550%  0.825%
Class M-5............      0.600%  0.900%
Class M-6............      0.700%  1.050%
Class M-7............      1.500%  2.250%
Class M-8............      1.750%  2.625%
Class M-9............      2.750%  4.125%

----------
(1) For the Accrual Period related to any Distribution Date occurring on or prior to the related Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the related Optional Termination Date.

     Class A-R, Class P and Class C Certificates.

     The Class A-R, Class P and Class C Certificates do not have a Pass-Through Rate.

     "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date related to that Distribution Date minus the Expense Fee Rate.

     "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE," for any Distribution Date and Loan Group or Sub-loan Group is the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that Loan Group or Sub-loan Group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     "AVAILABLE FUNDS" for any Distribution Date and Loan Group is equal to the sum of (a) Interest Funds for that Loan Group and Distribution Date and (b) the Principal Remittance Amount for such Loan Group and Distribution Date.

     "AVAILABLE FUNDS RATE CAP" for any Distribution Date and the following classes of certificates is:

     - with respect to the senior certificates (other than the Class A-R Certificates), the product of:

          (a) the Available Funds for the related Loan Group or Sub-loan Group, and

          (b) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group or Sub-loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due
     Date), and

     -    with respect to the Subordinated Certificates, the product of:

          (a)  the Available Funds for all of the Loan Groups, and

          (b) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due
               Date).

     The "NET RATE CAP" for each Distribution Date and the following classes of certificates is:

     -    with respect to each class of Class X Certificates, the lesser of:

          (a) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in the related Loan Group or Sub-loan Group, as applicable, as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

          (b)  the related Available Funds Rate Cap;

     - with respect to each class of Group 1 Senior Certificates, the excess, if any, of

          (a)  the lesser of:

               (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in Loan Group 1 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

               (ii) the Available Funds Rate Cap for the Group 1 Senior
                    Certificates, over

          (b)  The sum of:

               (i)  the product of:

                    (x) the Net Swap Payment paid to the Counterparty not
               covered by amounts on deposit in the Derivative Reserve Fund and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event), and

                    (y) a fraction, the numerator of which is 12 and the
               denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

               (ii) the product of:

                    (A) the Interest Amount paid to the Class X-1 Certificates for such Distribution Date, and

                    (B) a fraction, the numerator of which is 12 and the
               denominator of which is the aggregate Stated Principal Balance of the Group 1B Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date),

     - with respect to each class of Group 3 Senior Certificates, the excess, if any, of

          (a)  the lesser of:

               (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in Loan Group 3 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due
               Date), and

               (ii) the Available Funds Rate Cap for the Group 3 Senior Certificates, over

          (b)  The sum of:

               (i) the product of:

                    (A) the amount of the Net Swap Payment paid to the
               Counterparty not covered by amounts already on deposit in the Derivative Reserve Fund and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event), and

                    (B) a fraction, the numerator of which is 12 and the
               denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

               (ii) the product of:

                    (A) the Interest Amount paid to the Class X-2 Certificates for such Distribution Date, and

                    (B) a fraction, the numerator of which is 12 and the
               denominator of which is the aggregate Stated Principal Balance of the Group 3 Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date),

     - with respect to the each class of Group 2 Senior Certificates, the product of:

          (a) the excess, if any, of

               (i) the lesser of:

                    (A) the Weighted Average Adjusted Net Mortgage Rate on the
               Mortgage Loans in Loan Group 2 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due
               Date), and

                    (B) the Available Funds Rate Cap for the Group 2 Senior
               Certificates, over

               (ii) the product of:

                    (A) the amount of the Net Swap Payment paid to the
               Counterparty not covered by amounts already on deposit in the Derivative Reserve Fund and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event), and

                    (B) a fraction, the numerator of which is 12 and the
               denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

          (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

     -    with respect to the Subordinated Certificates, the product of:

          (a)  the excess, if any, of

               (i) the lesser of:

                    (A) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans for all of the Loan Groups; and

                    (B)  the related Available Funds Rate Cap, over

               (ii) the product of:

                    (A) the sum of the Interest Distribution Amount paid to each class of Class X Certificates for such Distribution Date and the amount of the Net Swap Payment paid to the Counterparty not covered by amounts already on deposit in the Derivative Reserve Fund and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event), and

                    (B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

          (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

     The "NET RATE CARRYOVER" for each class of Floating Rate Certificates on any Distribution Date is equal to the sum of:

          (a)  the excess of:

               (i) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the related Net Rate Cap, over

               (ii) the amount of interest such class accrued on such
                    Distribution Date based on the related Net Rate Cap, and

          (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate
               Cap).

DEFERRED INTEREST

     With respect to each Mortgage Loan and each related Due Date, "DEFERRED INTEREST" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

THE SWAP CONTRACT, CORRIDOR FLOOR CONTRACT AND CORRIDOR CONTRACT

     The Floating Rate Certificates will have the benefit of a swap contract (the "Swap Contract"), an interest rate corridor floor contract (the "Corridor Floor Contract") and an interest rate corridor contract (the "Corridor Contract" and together with the Swap Contract and the Corridor Floor Contract, the "Contracts" ). The Swap Contract, the Corridor Contract and the Corridor Floor Contract will each be evidenced by a confirmation entered into on the closing date between The Bank of New York, as supplemental interest trustee (in such capacity, the "SUPPLEMENTAL INTEREST TRUSTEE) and Bank of America, N.A. ("BANA" or the "Counterparty"), which is an affiliate of Banc of America Securities LLC.

     BANA is a national banking association organized under the laws of the United States, with its principal executive offices located in Charlotte, North Carolina. BANA is a wholly owned indirect subsidiary of Bank of America Corporation, which is a bank holding company and a financial holding company, with its principal executive offices located in Charlotte, North Carolina. On January 1, 2006, Bank of America Corporation completed a merger with MBNA Corporation. BANA is engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services. Moody's currently rates BANA's long-term debt as "Aa1" and its short-term debt as "P-1." S&P currently rates the BANA's long-term debt as "AA" and its short-term debt as "A-1+." Fitch currently rates BANA's long-term debt as "AA-" and its short-term debt as "F1+." No assurances can be given that the current ratings of BANA's instruments will be maintained.

     The rights and obligations of both the supplemental interest trustee and the Counterparty are as set forth in the documentation associated with the Contracts, including, without limitation, an ISDA Master Agreement (1992-Multicurrency-Cross Border), dated September 29, 2006, the Schedule thereto (together, with the ISDA Master Agreement, the "ISDA MASTER AGREEMENT" and the aforementioned confirmations thereunder. The Contracts are subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc. The Contracts will not be assets of the issuing entity but will, instead, be assets of the supplemental interest trust created under the pooling and servicing agreement.

THE SWAP CONTRACT

     On each Distribution Date on or prior to the Distribution Date in October 2009 (the "Swap Contract Termination Date"), the supplemental interest trustee will be obligated to pay to the Counterparty an amount equal to the product of:

     (i) a fixed rate of 5.05% per annum,

     (ii) the Swap Contract Notional Balance for such Distribution Date, and

     (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year divided into twelve 30-day months or, in the case of the first calculation period, 26 days) divided by 360.

     In addition, on the business day preceding each Distribution Date on or prior to the Swap Contract Termination Date, the Counterparty will be obligated to pay to the supplemental interest trustee an amount equal to the product of:

     (i) One-Month LIBOR (as determined by the Counterparty),

     (ii) the Swap Contract Notional Balance for such Distribution Date, and

     (iii) the number of days in the related calculation period (calculated on the basis of the actual number of days) divided by 360.

     The "SWAP CONTRACT NOTIONAL BALANCE" for each Distribution Date is as described in the following table.

                          SWAP CONTRACT
      MONTH OF          NOTIONAL BALANCE
  DISTRIBUTION DATE            ($)
---------------------   ----------------
October 2006.........    811,231,518.30
November 2006........    786,658,585.94
December 2006........    764,533,882.95
January 2007.........    743,151,089.27
February 2007........    722,582,657.97
March 2007...........    702,618,918.55
April 2007...........    683,234,447.26
May 2007.............    664,398,925.44
June 2007............    646,089,535.35
July 2007............    628,284,388.30
August 2007..........    610,964,039.48
September 2007.......    594,106,285.25
October 2007.........    577,550,854.45

                          SWAP CONTRACT
      MONTH OF          NOTIONAL BALANCE
  DISTRIBUTION DATE            ($)
---------------------   ----------------
November 2007........    561,408,967.91
December 2007........    545,710,063.68
January 2008.........    530,442,087.99
February 2008........    515,594,177.18
March 2008...........    501,156,107.94
April 2008...........    487,118,109.17
May 2008.............    473,470,669.80
June 2008............    460,204,703.33
July 2008............    447,310,272.02
August 2008..........    434,777,791.15
September 2008.......    422,596,656.75
October 2008.........    410,651,848.98
November 2008........    399,045,503.06

                          SWAP CONTRACT
      MONTH OF          NOTIONAL BALANCE
  DISTRIBUTION DATE            ($)
---------------------   ----------------
December 2008........    387,767,521.48
January 2009.........    376,808,462.97
February 2009........    366,159,236.83
March 2009...........    355,811,092.31
April 2009...........    345,755,603.90
May 2009.............    335,984,653.36
June 2009............    326,490,471.13
July 2009............    317,265,377.33
August 2009..........    308,302,111.13
September 2009.......    299,592,862.66
October 2009.........    291,050,813.34
November 2009 and
   thereafter........              0.00

     Net Swap Payments; Application of Net Swap Payments

     With respect to the Swap Contract, the supplemental interest trustee or the Counterparty, as the case may be, will only be required to make a "NET SWAP PAYMENT" to the other party that is equal to the excess of the payment that it is obligated to make to the other party as described in the two preceding subsections over the payment that it is entitled to receive from that other party as also described in the two preceding subsections. Under the Swap Contract, any Net Swap Payment owed by the Counterparty with respect to any Distribution Date will be payable on the business day preceding such Distribution Date, while any Net Swap Payment owed to the Counterparty with respect to any Distribution Date will be payable on such Distribution Date.

     In the event that a Net Swap Payment and/or a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) is payable to the Counterparty with respect to any Distribution Date, the trustee will deduct from Available Funds the excess, if any, of (i) the amount of such Net Swap Payment or Swap Termination Payment over (ii) the amount already on deposit in the Derivative Reserve Fund and will deposit the amount of such excess in the Derivative Reserve Fund.

     In the event that a Swap Termination Payment due to a Swap Counterparty Trigger Event is payable to the Counterparty with respect to any Distribution Date, the trustee will distribute the amount of such Swap Termination Payment to the Derivative Reserve Fund according to rule 11 under "--Distribution of Available Funds" below.

     In the event that a Net Swap Payment is payable from the Counterparty with respect to any Distribution Date, the supplemental interest trustee will deposit such payment into the Derivative Reserve Fund. On each Distribution Date, the supplemental interest trustee will make a withdrawal from the Derivative Reserve Fund to pay first, any Net Swap Payment or Swap termination Payment, second, any Current Interest and Interest Carry Forward Amounts with respect to the Floating Rate Certificates, third, any remaining Overcollateralization Deficiency Amount, fourth, any Unpaid realized Loss Amounts with respect to the Floating Rate Certificates and fifth, any Net Rate Carryover with respect to the Floating Rate Certificates, in each case remaining unpaid following distribution of the Available Funds for such Distribution Date, in accordance with the priorities set forth under "--The Derivative Reserve Fund and the Corridor Contract Reserve Fund" below.

     On any Distribution date prior to the Distribution Date in October 2013, any portion of any Net Swap Payment not withdrawn by the supplemental interest trustee from the Derivative Reserve Fund for distribution to the Floating Rate Certificates with respect to that Distribution Date will remain in the Derivative Reserve Fund for distribution to the holders of the Floating Rate Certificates on future Distribution Dates for the purposes described in the preceding paragraph. On any Distribution Date on or after the Distribution Date in October 2013, any portion of any Net Swap Payment not applied to distribution on the Floating Rate Certificates will be distributed to Banc of America Securities LLC in accordance with the provisions of the pooling and servicing agreement.

Early Termination of the Swap Contract; Swap Termination Payments

     The Swap Contract will be subject to early termination upon an event of default or a termination event under the swap contract. Events of default under the Swap Contract include, among other things:

     - failure to make a payment due under the Swap Contract, three business days after notice of such failure is received,

     -    certain insolvency or bankruptcy events, and

     - a merger by the Counterparty without an assumption of its obligations under the related swap contract.

     Termination events under the Swap Contract includes, among other things:

     - illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the related swap contract or guaranty, as applicable),

     - a tax event (which generally relates to either party to the Swap Contract receiving a payment under the related swap contract from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

     - a tax event upon merger (which generally relates to either party receiving a payment under the related swap contract from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger).

     In addition to the termination events specified above, the Swap Contract will be subject to Additional Termination Events (as defined in the ISDA Master Agreement). These Additional Termination Events will occur under the Swap Contract if:

     - there is an amendment to the pooling and servicing agreement that would materially adversely affect the Counterparty that is made without the prior written consent of the Counterparty.

     - the rating, by any Rating Agency, of either the Counterparty's unsecured, long-term senior debt obligations or its unsecured, short-term debt obligations falls below a certain level or levels established by such Rating Agency (a "SWAP COUNTERPARTY RATING DOWNGRADE ") as specified in the Swap Contract and the Counterparty does not take certain action as specified in the Swap Contract, at its own expense, which may include (a) causing another entity to replace the Counterparty that meets or exceeds the ratings requirements of the Rating Agencies, and that is approved by the supplemental interest trustee on terms substantially similar to the related swap contract;
          (b) obtaining a guaranty of, or a contingent agreement of another person to honor the Counterparty's obligations under the Swap Contract that satisfies the ratings requirements of the Rating Agencies, provided that such other person is approved by the supplemental interest trustee; (c) posting collateral satisfactory to the applicable Rating Agencies; and (d) establishing any other arrangement satisfactory to the applicable Rating Agency.

     - the Counterparty fails to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT ") and
          Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. Sections 229.1100-229.1123 ("REGULATION AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Swap Contract, and the

          Counterparty fails to transfer the Swap Contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Swap Contract, and (iii) is approved by the depositor and any Rating Agency, if applicable.

     "SWAP COUNTERPARTY TRIGGER EVENT" means an event of default under the Swap Contract with respect to which the Counterparty is the sole defaulting party or a termination event under the Swap Contract (other than illegality or a tax event of the Counterparty) with respect to which the Counterparty is the sole affected party or with respect to a termination resulting from a Swap Counterparty Rating Downgrade.

     A "SWAP TERMINATION PAYMENT" is a termination payment required to be made by either the supplemental interest trustee or the Counterparty pursuant to the Swap Contract as a result of an early termination of the Swap Contract due to an event of default or termination event attributable to either party. In the event that a Swap Termination Payment is payable by the Counterparty in connection with the termination of the Swap Contract, that Swap Termination Payment will be deposited in the Derivative Reserve Fund and distributed to the holders of the Floating Rate Certificates on future Distribution Dates to pay amounts as discussed above under "Net Swap Payments; Application of Net Swap Payments and Distributions From the Derivative Reserve Fund."

THE CORRIDOR CONTRACT AND THE CORRIDOR FLOOR CONTRACT

     Beginning with the Distribution Date in July 2011 and up to and including the Distribution Date in September 2016 (the "CORRIDOR CONTRACT TERMINATION DATE"), the Floating Rate Certificates will have the benefit of the Corridor Contract. On or prior to the Corridor Contract Termination Date, the amount payable by the Counterparty under the Corridor Contract will equal the product of:

     (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Contract Ceiling Rate for such Distribution Date over (y) the related Corridor Contract Strike Rate for such Distribution Date,

     (ii) the applicable Corridor Contract Notional Balance for such Distribution Date, and

     (iii) the number of days in the related calculation period (calculated on the basis of the actual number of days) divided by 360.

     The "CORRIDOR CONTRACT NOTIONAL BALANCE", the "CORRIDOR CONTRACT STRIKE RATE" and the "CORRIDOR CONTRACT CEILING RATE" are as described in the following table:

                                                     CORRIDOR   CORRIDOR
                                                     CONTRACT   CONTRACT
                                CORRIDOR CONTRACT     CEILING    STRIKE
MONTH OF DISTRIBUTION DATE     NOTIONAL BALANCE($)    RATE(%)    RATE(%)
--------------------------     -------------------   --------   --------
July 25, 2011...............      136,984,637.97       6.41       6.00
August 25, 2011.............      132,340,220.56       6.55       6.00
September 25, 2011..........      120,558,382.80       6.70       6.00
October 25, 2011............      116,362,299.50       6.85       6.00
November 25, 2011...........      112,335,222.87       6.99       6.00
December 25, 2011...........      108,453,369.99       7.03       6.00
January 25, 2012............      104,728,719.56       7.17       6.00
February 25, 2012...........      101,153,599.51       7.32       6.00
March 25, 2012..............       91,521,779.16       7.46       6.00
April 25, 2012..............       88,394,424.04       7.59       6.00
May 25, 2012................       85,393,737.09       7.75       6.00
June 25, 2012...............       82,515,219.70       7.89       6.00
July 25, 2012...............       79,753,730.73       8.02       6.00
August 25, 2012.............       77,103,768.11       8.15       6.00
September 25, 2012..........       69,949,928.19       8.27       6.00
October 25, 2012............       67,595,073.03       8.40       6.00
November 25, 2012...........       65,331,597.96       8.53       6.00
December 25, 2012...........       63,152,010.73       8.64       6.00

                                                     CORRIDOR   CORRIDOR
                                                     CONTRACT   CONTRACT
                                CORRIDOR CONTRACT     CEILING    STRIKE
MONTH OF DISTRIBUTION DATE     NOTIONAL BALANCE($)    RATE(%)    RATE(%)
--------------------------     -------------------   --------   --------
January 25, 2013............       61,054,269.80       8.76       6.00
February 25, 2013...........       59,033,787.59       8.86       6.00
March 25, 2013..............       52,703,193.03       8.96       6.00
April 25, 2013..............       50,831,727.94       9.06       6.00
May 25, 2013................       49,028,673.71       9.14       6.00
June 25, 2013...............       47,292,165.78       9.23       6.00
July 25, 2013...............       45,619,260.88       9.32       6.00
August 25, 2013.............       44,009,744.46       9.38       6.00
September 25, 2013..........       39,067,983.24       9.44       6.00
October 25, 2013............       37,566,847.73       9.51       6.00
November 25, 2013...........       36,123,170.59       9.57       6.00
December 25, 2013...........       34,734,759.02       9.61       6.00
January 25, 2014............       33,399,503.61       9.66       6.00
February 25, 2014...........       32,115,375.36       9.67       6.00
March 25, 2014..............       30,880,422.51       9.70       6.00
April 25, 2014..............       29,692,767.62       9.72       6.00
May 25, 2014................       28,550,590.11       9.72       6.00
June 25, 2014...............       27,452,166.72       9.73       6.00

                                                     CORRIDOR   CORRIDOR
                                                     CONTRACT   CONTRACT
                                CORRIDOR CONTRACT     CEILING    STRIKE
MONTH OF DISTRIBUTION DATE     NOTIONAL BALANCE($)    RATE(%)    RATE(%)
--------------------------     -------------------   --------   --------
July 25, 2014...............       26,395,828.35       9.72       6.00
August 25, 2014.............       25,379,961.53       9.71       6.00
September 25, 2014..........       24,402,887.13       9.68       6.00
October 25, 2014............       23,463,251.59       9.66       6.00
November 25, 2014...........       22,559,640.25       9.63       6.00
December 25, 2014...........       21,690,676.56       9.59       6.00
January 25, 2015............       20,855,036.45       9.54       6.00
February 25, 2015...........       20,051,446.32       9.50       6.00
March 25, 2015..............       19,278,681.11       9.45       6.00
April 25, 2015..............       18,535,562.47       9.38       6.00
May 25, 2015................       17,820,956.96       9.29       6.00
June 25, 2015...............       17,133,774.38       9.20       6.00
July 25, 2015...............       16,472,966.09       9.12       6.00
August 25, 2015.............       15,837,523.46       9.02       6.00
September 25, 2015..........       15,226,476.28       8.93       6.00

                                                     CORRIDOR   CORRIDOR
                                                     CONTRACT   CONTRACT
                                CORRIDOR CONTRACT     CEILING    STRIKE
MONTH OF DISTRIBUTION DATE     NOTIONAL BALANCE($)    RATE(%)    RATE(%)
--------------------------     -------------------   --------   --------
October 25, 2015............       14,638,891.40       8.84       6.00
November 25, 2015...........       14,073,871.23       8.72       6.00
December 25, 2015...........       13,530,552.44       8.62       6.00
January 25, 2016............       13,008,104.63       8.50       6.00
February 25, 2016...........       12,505,729.09       8.39       6.00
March 25, 2016..............       12,022,657.58       8.27       6.00
April 25, 2016..............       11,558,151.17       8.14       6.00
May 25, 2016................       11,111,499.16       8.01       6.00
June 25, 2016...............       10,682,017.94       7.89       6.00
July 25, 2016...............       10,269,050.03       7.76       6.00
August 25, 2016.............        9,871,963.03       7.63       6.00
September 25, 2016..........        9,490,148.66       7.50       6.00
October 25, 2016
   and thereafter...........                0.00       0.00       0.00

     Beginning in July 2011, on each Distribution Date on or prior to the Corridor Contract Termination Date, amounts paid to the Supplemental Interest Trust in respect of the Corridor Contract will be deposited into the Corridor Contract Reserve Fund. On each Distribution Date, amounts in the Corridor Contract Reserve Fund will be distributed to pay, first, any Current Interest and Interest Carry Forward Amounts with respect to the Floating Rate Certificates, second, any remaining Overcollateralization Deficiency Amount, third, any Unpaid realized Loss Amounts with respect to the Floating Rate Certificates and fourth, any Net Rate Carryover with respect to the Floating Rate Certificates, in each case remaining unpaid following distribution of the Available Funds for such Distribution Date. Payments will be distributed in accordance with the priorities set forth under "--The Derivative Reserve Fund and the Corridor Contract Reserve Fund" below.

     On any Distribution Date prior to the Distribution Date in October 2013, any portion of any Corridor Contract payment not withdrawn from the Corridor Contract Reserve Fund for distribution to the Floating Rate Certificates with respect to any Distribution Date will remain in the Corridor Contract Reserve Fund for distribution to the holders of the Floating Rate Certificates on future Distribution Dates for the purposes described in the preceding paragraph. On any Distribution Date on or after the Distribution Date in October 2013, any portion of any corridor contract payment not withdrawn from the Corridor Contract Reserve Fund for distribution to the Floating Rate Certificates with respect to that Distribution Date will be released to Banc of America Securities LLC and will not be available for payments on future Distribution Dates.

     On the Distribution Date immediately following the Corridor Contract Termination Date, any amount remaining in the Corridor Contract Reserve Fund will be distributed to Banc of America Securities LLC and will not be available for distributions on any class of certificates on future Distribution Dates. However, if the Corridor Contract is subject to an early termination, any early termination payment received by the supplemental interest trustee in respect of the Corridor Contract will be deposited by the supplemental interest trustee into the Corridor Contract Reserve Fund for payments on future Distribution Dates as described in the preceding paragraph until the Corridor Contract Termination Date.

     Calculation of Payments under the Corridor Floor Contract

     Beginning in January 2007 and up to and including the Distribution Date in September 2009 (the "CORRIDOR FLOOR CONTRACT TERMINATION DATE"), the Floating Rate Certificates will have the benefit of the Corridor Floor Contract. On or prior to the Corridor Floor Contract Termination Date, the amount payable by the Counterparty under the Corridor Floor Contract will equal the product of:

     (i) the excess (if any) of (x) the related Corridor Floor Contract Strike Rate for such Distribution Date over (y) the greater of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Floor Contract Floor Rate for such Distribution Date,

     (ii) the applicable Corridor Floor Contract Notional Balance for such Distribution Date, and

     (iii) the number of days in the related calculation period (calculated on the basis of the actual number of days) divided by 360.

     The "CORRIDOR FLOOR CONTRACT NOTIONAL BALANCE", the "CORRIDOR FLOOR CONTRACT STRIKE RATE" and the "CORRIDOR FLOOR CONTRACT FLOOR RATE" are as described in the following table:

                                                 CORRIDOR
                                                   FLOOR    CORRIDOR FLOOR
                              CORRIDOR FLOOR     CONTRACT     CONTRACT
                             CONTRACT NOTIONAL     FLOOR        STRIKE
MONTH OF DISTRIBUTION DATE      BALANCE ($)      RATE (%)     RATE (%)
--------------------------   -----------------   --------   --------------
January 25, 2007..........     892,551,755.75      4.88          5.00
February 25, 2007.........     886,787,398.19      4.79          4.91
March 25, 2007............     879,468,521.27      4.70          4.95
April 25, 2007............     870,583,928.31      4.62          4.87
May 25, 2007..............     860,195,644.26      4.55          4.85
June 25, 2007.............     848,253,019.88      4.49          4.74
July 25, 2007.............     834,772,366.48      4.43          4.68
August 25, 2007...........     819,785,919.95      4.39          4.64
September 25, 2007........     803,326,612.57      4.36          4.61
October 25, 2007..........     782,004,436.19      4.32          4.57
November 25, 2007.........     762,730,742.63      4.30          4.55
December 25, 2007.........     742,216,034.86      4.28          4.53
January 25, 2008..........     720,544,098.15      4.26          4.51
February 25, 2008.........     697,816,655.99      4.24          4.49
March 25, 2008............     674,145,219.20      4.25          4.50
April 25, 2008............     646,057,083.72      4.27          4.52
May 25, 2008..............     623,933,521.38      4.28          4.53
June 25, 2008.............     602,574,213.56      4.30          4.55

                                                 CORRIDOR
                                                   FLOOR    CORRIDOR FLOOR
                              CORRIDOR FLOOR     CONTRACT     CONTRACT
                             CONTRACT NOTIONAL     FLOOR        STRIKE
MONTH OF DISTRIBUTION DATE      BALANCE ($)      RATE (%)     RATE (%)
--------------------------   -----------------   --------   --------------
July 25, 2008.............     581,958,496.38      4.32          4.57
August 25, 2008...........     562,065,545.70      4.34          4.59
September 25, 2008........     542,868,898.38      4.36          4.61
October 25, 2008..........     519,087,119.62      4.37          4.62
November 25, 2008.........     501,398,077.97      4.39          4.64
December 25, 2008.........     484,341,950.07      4.42          4.49
January 25, 2009..........     467,896,031.93      4.43          4.50
February 25, 2009.........     452,038,439.18      4.46          4.53
March 25, 2009............     436,751,707.91      4.49          4.56
April 25, 2009............     411,292,950.53      4.51          4.58
May 25, 2009..............     397,366,031.27      4.54          4.61
June 25, 2009.............     383,939,381.67      4.57          4.64
July 25, 2009.............     370,998,274.31      4.60          4.67
August 25, 2009...........     358,523,605.76      4.63          4.70
September 25, 2009........     346,498,969.77      4.66          4.73
October 25, 2009
   and thereafter.........               0.00      0.00          0.00

     Beginning in January 2007, on each Distribution Date on or prior to the Corridor Floor Contract Termination Date, amounts paid to the Supplemental Interest Trust in respect of the Corridor Floor Contract will be deposited into the Derivative Reserve Fund. On each Distribution Date, amounts in the Derivative Reserve Fund will be distributed to pay, first, any Net Swap Payment or Swap termination Payment, second, any Current Interest and Interest Carry Forward Amounts with respect to the Floating Rate Certificates, third, any remaining Overcollateralization Deficiency Amount, fourth, any Unpaid realized Loss Amounts with respect to the Floating Rate Certificates and fifth, any Net Rate Carryover with respect to the Floating Rate Certificates, in each case remaining unpaid following distribution of the Available Funds for such Distribution Date. Payments will be distributed in accordance with the priorities set forth under "--The Derivative Reserve Fund and the Corridor Contract Reserve Fund" below.

     On any Distribution Date prior to the Distribution Date in October 2013, any portion of any corridor floor contract payment not withdrawn by the supplemental interest trustee from the Derivative Reserve Fund for distribution to the Floating Rate Certificates with respect to any Distribution Date will remain in the Derivative Reserve Fund for distribution to the holders of the Floating Rate Certificates on future Distribution Dates for the purposes described in the preceding paragraph. If the Corridor Floor Contract is subject to an early termination, any early termination payment received by the Supplemental Interest Trust in respect of the Corridor Floor Contract will be deposited by the supplemental interest trustee into the Derivative Reserve Fund for payments on future Distribution Dates as described in the preceding paragraph until the Corridor Floor Contract Termination Date.

     On any Distribution Date on or after the Distribution Date in October 2013, any portion of any corridor floor contract payment not withdrawn by the supplemental interest trustee from the Derivative Reserve Fund for distribution to the Floating Rate Certificates will be released to Banc of America Securities LLC and will not be available for payments on future Distribution Dates.

General information About the Corridor Contract and the Corridor Floor Contract

     Both the Corridor Contract and Corridor Floor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Counterparty or the issuing entity, the failure by the Counterparty (within one business day after notice of the failure is received by the Counterparty) to make a payment due under the related contract and the related contract becoming illegal or subject to certain kinds of taxation.

     In addition to the termination events specified above, it will be a termination event under both the Corridor Contract and the Corridor Floor Contract if the rating, by any Rating Agency, of the Counterparty's unsecured, long-term senior debt obligations or its unsecured, short-term debt obligations falls below a certain level or levels established by such Rating Agency (a "COUNTERPARTY RATING DOWNGRADE ") as specified in the Corridor Contract and Corridor Floor Contract and the Counterparty does not take certain action as specified in each contract, at its own expense, which may include (a) causing another entity to replace the Counterparty that meets or exceeds the ratings requirements of the Rating Agencies, and that is approved by the supplemental interest trustee, on terms substantially similar to the related contract; (b) obtaining a guaranty of, or a contingent agreement of another person to honor the Counterparty's obligations under the related contract that satisfies the ratings requirements of the Rating Agencies, provided that such other person is approved by the supplemental interest trustee; (c) posting collateral satisfactory to the applicable Rating Agencies; and (d) establishing any other arrangement satisfactory to the applicable Rating Agency.

     Finally, an additional termination event under the Corridor Contract or the Corridor Floor Contract will exist if the Counterparty fails to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act ") and
Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. Sections 229.1100-229.1123 ("Regulation AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Swap Contract, and the Counterparty fails to transfer the Swap Contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Swap Contract, and (iii) is approved by the depositor and any Rating Agency, if applicable.

     If the Corridor Contract or the Corridor Floor Contract is terminated early, the Counterparty may owe a termination payment, payable in a lump sum. Any termination payment received from the Counterparty will be paid to the supplemental interest trustee, and will be deposited by the supplemental interest trustee in the applicable reserve fund and applied on future Distribution Dates to pay the amounts described above until the Corridor Contract Termination Date. However, if a termination occurs under either contract, there can be no assurance that a termination payment will be paid to the supplemental interest trustee.

     The pooling and servicing agreement does not provide for the substitution or a replacement of either the Corridor Contract or the Corridor Floor Contract in the event of a termination of either contract or in any other circumstance.

ADDITIONAL MATTERS REGARDING THE SWAP CONTRACT, THE CORRIDOR CONTRACT AND THE CORRIDOR FLOOR CONTRACT

     The "SIGNIFICANCE PERCENTAGE" for each of the Swap Contract, the Corridor Contract and the Corridor Floor Contract, and for all of the Contracts taken in the aggregate, is less than 10%. The significance percentage is the percentage that the significance estimate of each Contract represents of the aggregate Class Certificate Balance of the Certificates related to that Contract. The "SIGNIFICANCE ESTIMATE" of each Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of that Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

     The Offered Certificates do not represent an obligation of the Counterparty. The holders of the Offered Certificates are not parties to or beneficiaries under the Contracts and will not have any right to proceed directly against the Counterparty in respect of its obligations under the Contracts.

     The Swap Contact, the Corridor Contract and Corridor Floor Contract will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K after the closing date.

PRINCIPAL

     The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date, is the excess, if any, of:

          (i) the aggregate Class Certificate Balance of the certificates (other than the notional amount certificates) immediately prior to such Distribution Date, over

          (ii) the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period), over (b) the Overcollateralization Target Amount for such Distribution Date.

     The "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 3 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 3 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period, (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date and (iv) any Deficient Valuation previously applied to reduce the unpaid principal balance of the Mortgage Loan. The Stated Principal Balance of a Liquidated Mortgage Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

     "DEFICIENT VALUATION" means for any Mortgage Loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.

     "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from September 1, 2006) through the fifteenth day of the calendar month in which the Distribution Date occurs.

     "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

     (1) the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) immediately prior to such Distribution Date, over

     (2) the lesser of (A) the product of (i) (x) 76.25% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in October 2012 or (y) 81.00% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in October 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor.

     The "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 3 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 3 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     "SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Subordinated Certificates and Distribution Date will equal the excess of:

     (1) the sum of:

          (a) the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) (after taking into account the distribution of the Senior Principal Distribution Amount for such Distribution Date),

          (b) the aggregate Class Certificate Balance of any class(es) of Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

          (c) the Class Certificate Balance of such class of Subordinated Certificates immediately prior to such Distribution Date, over

     (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor;

provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

     The "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET SUBORDINATION PERCENTAGE" for each class of subordinated certificates will equal the respective percentages indicated in the following table:

               Initial Target   Stepdown Target   Stepdown Target
                Subordination    Subordination     Subordination
                 Percentage      Percentage (1)    Percentage (2)
               --------------   ---------------   ---------------
Class M-1...       7.4000%          18.5000%          14.8000%
Class M-2...       5.4000%          13.5000%          10.8000%
Class M-3...       4.8500%          12.1250%           9.7000%
Class M-4...       3.7500%           9.3750%           7.5000%
Class M-5...       3.1000%           7.7500%           6.2000%
Class M-6...       2.6000%           6.5000%           5.2000%
Class M-7...       1.7500%           4.3750%           3.5000%
Class M-8...       1.2500%           3.1250%           2.5000%
Class M-9...       0.5000%           1.2500%           1.0000%

----------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in October 2009 and prior to the Distribution Date occurring in October 2012.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in October 2012.

     The Initial Target Subordination Percentages will not be used to calculate distributions on the subordinated certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the subordinated certificates and the related overcollateralization amount. The Initial Target Subordination Percentage listed above for any class of subordinated certificates is equal to a fraction, expressed as a percentage, the numerator of which is approximately equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the cut-off date.

     "OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date.

     "OVERCOLLATERALIZED AMOUNT" for any Distribution Date is the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans in the mortgage pool as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments, the principal portion of any liquidation proceeds and any Subsequent Recoveries received in the related Prepayment Period) exceeds (y) the aggregate Class Certificate Balance of the offered certificates (after giving effect to distributions of the Principal Remittance Amount to be made on such Distribution Date).

     "OVERCOLLATERALIZATION DEFICIENCY AMOUNT," with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount on such Distribution Date).

     "OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date and (b) on or after the Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in October 2012, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in October 2012, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the OC Floor;

provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

     "STEPDOWN DATE" is the earlier to occur of:

          (1) the Distribution Date after the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) is reduced to zero, and

          (2) the later to occur of (x) the Distribution Date in October 2009 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) 23.75% on any Distribution Date prior to the Distribution Date in October 2012 and (b) 19.00% on any Distribution Date on or after the Distribution Date in October 2012.

     A "TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if either a Delinquency Trigger Event is in effect with respect to that Distribution Date or a Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

     A "DELINQUENCY TRIGGER EVENT" is in effect with respect to a Distribution Date on or after the Stepdown Date if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (i) 29.45% and the Senior Enhancement Percentage for any Distribution Date prior to the Distribution Date in October 2011 and (ii) 36.75% and the Senior Enhancement Percentage for any Distribution Date on or after the Distribution Date in October 2011.

     The "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:

          (1) the numerator of which is the excess of:

               (a) the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date over

               (b) (i) before the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) has been reduced to zero, the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates), or
          (ii) after such time, the Class Certificate Balance of the most senior class of Subordinated Certificates outstanding, as of the Business Day immediately preceding the Distribution Date in the calendar month prior to the month of such Distribution Date, and

          (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.


     A "CUMULATIVE LOSS TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans, as set forth below:


DISTRIBUTION DATE                  PERCENTAGE
--------------------------------   -------------------------------------------
October 2008 - September 2009...   0.20% with respect to October 2008, plus an
                                   additional 1/12th of 0.30% for each month
                                   thereafter through September 2009

October 2009 - September 2010...   0.50% with respect to October 2009, plus an
                                   additional 1/12th of 0.35% for each month
                                   thereafter through September 2010

October 2010 - September 2011...   0.85% with respect to October 2010, plus an
                                   additional 1/12th of 0.40% for each month
                                   thereafter through September 2011

October 2011 - September 2012...   1.25% with respect to October 2011, plus an
                                   additional 1/12th of 0.45% for each month
                                   thereafter through September 2012

October 2012 - September 2013...   1.70% with respect to October 2012, plus an
                                   additional 1/12th of 0.15% for each month
                                   thereafter through September 2013

October 2013 and thereafter.....   1.85%

     "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

     The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date is the average of the Sixty-Day Delinquency Rates and Distribution Date and the two immediately preceding Distribution Dates.

     The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     A "REALIZED LOSS" with respect to any Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

     "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

RESIDUAL CERTIFICATES

     The Class A-R Certificates do not bear interest. The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

     The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the classes of certificates. As a result, interest collections on the Mortgage Loans net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the related certificates and the related fees and expenses payable by the issuing entity. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

DISTRIBUTION OF AVAILABLE FUNDS

     On each Distribution Date, the aggregate Available Funds for all of the Loan Groups will be distributed in the following amounts and order of priority:

          1. to the Derivative Reserve Fund, an amount equal to the excess of
     (i) the sum of (a) any Net Swap Payment and (b) any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event), in each case, payable to the Counterparty on such Distribution Date over (ii) the amount on deposit in the Derivative Reserve Fund immediately prior to that Distribution Date, pro rata from each Loan Group, based on the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period);

          2. concurrently, to the Class X-1 and Class X-2 Certificates, pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date;

          3. concurrently, to the classes of Senior Certificates (other than the notional amount certificates and the Class A-R Certificates), pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date;

          4. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the Current Interest for each such class and such Distribution Date;

          5. a. for each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect in the following order of priority:

               (1) in an amount up to the Principal Distribution Amount for that Distribution Date, concurrently, to the following classes of certificates, pro rata on the basis of the related Principal Distribution Amounts:

                    (a) in an amount up to the Group 1 Principal Distribution
               Amount for such Distribution Date, in the following order of priority:

                         (i) to the Class A-R Certificates, until its Class
                    Certificate Balance is reduced to zero;

                         (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (iii) concurrently, to the Group 2 Senior Certificates
                    (after any distributions made to such classes of certificates from the Group 2 Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 2-A-1, Class 2-A-2
                         and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 3-A-1 and Class
                         3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                    (b) in an amount up to the Group 2 Principal Distribution
               Amount for such Distribution Date, in the following order of priority:

                         (i) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (ii) concurrently, to the Group 1 Senior Certificates
                    (after any distributions made to such classes of certificates from the Group 1 Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 1-A-1, Class 1-A-2
                         and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 3-A-1 and Class
                         3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (c) in an amount up to the Group 3 Principal Distribution
               Amount for such Distribution Date, in the following order of priority:

                         (i) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (ii) concurrently, to the Group 1 Senior Certificates
                    after any distributions made to such classes of certificates from the Group 1 Principal Distribution Amount) and the Group 2 Senior Certificates (after any distributions made to such classes of certificates from the Group 2 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 1-A-1, Class 1-A-2
                         and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 2-A-1, Class 2-A-2
                         and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

               (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

     b. on each Distribution Date on or after the stepdown date so long as a trigger event is not in effect, in the following order of priority:

               (1) in an amount up to the Senior Principal Distribution Amount for such Distribution Date, concurrently, to the following classes of certificates, pro rata on the basis of the related Senior Principal Distribution Amounts:

                    (a) in an amount up to the Group 1 Senior Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                         (i) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (ii) concurrently, to the Group 2 Senior Certificates
                    (after any distributions made to such classes of certificates from the Group 2 Senior Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 2-A-1, Class 2-A-2
                         and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 3-A-1 and Class
                         3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                    (b) in an amount up to the Group 2 Senior Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                         (i) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (ii) concurrently, to the Group 1 Senior Certificates
                    (after any distributions made to such classes of certificates from the Group 1 Senior Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 1-A-1, Class 1-A-2
                         and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 3-A-1 and Class
                         3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and


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                    (c) in an amount up to the Group 3 Senior Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                         (i) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (ii) concurrently, to the Group 1 Senior Certificates
                    (after any distributions made to such classes of certificates from the Group 1 Senior Principal Distribution Amount) and the Group 2 Senior Certificates (after any distributions made to such classes of certificates from the Group 2 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows

                              (x) concurrently, to the Class 1-A-1, Class 1-A-2
                         and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 2-A-1, Class 2-A-2
                         and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                    (2) sequentially, to the Class M-1, Class M-2, Class M-3,
               Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in an amount up to the subordinated class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero;

          6. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

          7. concurrently, to the classes of Senior Certificates related to Loan Group 1, Loan Group 2 and loan group 3, pro rata based on the aggregate Unpaid Realized Loss Amount for the Senior Certificates (other than the Class X Certificates) related to Loan Group 1, Loan Group 2 and Loan Group 3, as follows;

               a. in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 1 Senior Certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

               b. in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 2 Senior Certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class; and

               c. in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 3 Senior Certificates, sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class; and

          8. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

          9. concurrently, to the classes of Senior Certificates (other than the Class X and Class A-R Certificates), pro rata, based on entitlements, in an amount up to the amount of Net Rate Carryover for each such class;


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          10. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
     Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in an amount up to the amount of Net Rate Carryover for each such class;

          11. to the Derivative Reserve Fund, in an amount equal to any Swap Termination Payment due to the Counterparty as a result of a Swap Counterparty Trigger Event; and

          12. to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

CALCULATION OF ONE-YEAR MTA

     The MTA Certificates will bear interest during each interest accrual period at the applicable rate determined as described under "--Interest" below.

     "ONE-YEAR MTA" is a per annum rate equal to the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)". The One-Year MTA used for each interest accrual period will be the most recent One-Year MTA figure available as of fifteen days prior to the commencement of that interest accrual period (a "ONE-YEAR MTA DETERMINATION DATE").

     If One-Year MTA is no longer available, the calculation agent will choose a new index for the MTA Certificates that is based on comparable information. When the calculation agent chooses a new index for the MTA Certificates, it will increase or decrease the related Pass-Through Margins by the difference between the average One-Year MTA for the final three years it was in effect and the average of the most recent three years for the replacement index. The Pass-Through Margins will be increased by that difference if the average One-Year MTA is greater than the average replacement index, and the Pass-Through Margins will be decreased by that difference if the replacement index is greater than the average One-Year MTA.

CALCULATION OF ONE-MONTH LIBOR

     On the second LIBOR Business Day preceding the commencement of each Accrual Period for the LIBOR Certificates (each such date, an "INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such Accrual Period on the basis of such rate as it is quoted on the Bloomberg Terminal for that Interest Determination Date. If such rate is not quoted on the Bloomberg terminal (or such other service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period. The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.0125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and "REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:


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          (1)  with an established place of business in London,

          (2)  which have been designated as such by the Trustee and

          (3) which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any successor Master Servicer.

     The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

     The pooling and servicing agreement requires the Trustee to establish an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the trustee on behalf of the holders of the Offered Certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

     In addition to the $1,000 deposit described in the preceding paragraph, on the closing date the depositor will cause to be deposited in the Carryover Reserve Fund an amount that is expected to be sufficient to cover any Net Rate Carryover on the LIBOR Certificates with respect to the first Distribution Date. No such deposit will be made in respect of the MTA Certificates. On the first Distribution Date, such amount will be distributed, sequentially, as follows:

     - first, concurrently, to each class of senior LIBOR Certificates, the amount of Net Rate Carryover for each such class, pro rata, based upon the amounts of any Net Rate Carryover, and

     - second, sequentially, to the classes of subordinated certificates, beginning with the class of subordinated certificates with the highest distribution priority, the amount of any Net Rate Carryover with respect to each such class of certificates.

Any such amount deposited by the depositor as described in the first sentence of this paragraph that remains after payment of any Net Rate Carryover to the LIBOR Certificates on the first Distribution Date will be distributed to Banc of America Securities LLC and will not be available to cover any Net Rate Carryover on subsequent Distribution Dates.

DERIVATIVE RESERVE FUND AND CORRIDOR CONTRACT RESERVE FUND

     The pooling and servicing agreement will require the trustee to establish one account for amounts received with respect to the Swap Contract and the Corridor Floor Contract (the "DERIVATIVE RESERVE FUND") and one account for amounts received with respect to the Corridor Contract (the "CORRIDOR CONTRACT RESERVE FUND"). The Derivative Reserve Fund and the Corridor Contract Reserve Fund will be held in trust in the Supplemental Interest Trust by the supplemental interest trustee, on behalf of the holders of the Floating Rate Certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in each of the derivative reserve fund and the Corridor Contract Reserve Fund. The Derivative Reserve Fund and the Corridor Contract Reserve Fund will not be an asset of the issuing entity or of any REMIC.

     On each Distribution Date, the trustee will deposit in the Derivative Reserve Fund any amounts received in respect of the Swap Contract and the Corridor Floor Contract for the related Accrual Period.

     On each Distribution Date, following the distribution of Available Funds pursuant to " -- Distribution of Available Funds" above, the supplemental interest trustee will distribute any amounts on deposit in the Derivative Reserve Fund, in the following amounts and order of priority:


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     (1) to the Counterparty, any Net Swap Payment payable to the Counterparty under the Swap Contract with respect to such Distribution Date;

     (2) to the Counterparty, any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) payable to the Counterparty with respect to such Distribution Date;

     (3) on any Distribution Date prior to the Distribution Date in October 2013 on which the Overcollateralization Deficiency Amount is equal to the Overcollateralization Target Amount and on any Distribution Date on or after the Distribution Date in October 2013, in the following order of priority:

          (i) concurrently, to each class of the Group 1 Senior Certificates, Group 2 Senior Certificates and Group 3 Senior Certificates, any remaining Current Interest and Interest Carry Forward Amount, pro rata based on their respective entitlements;

          (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, any remaining Current Interest and Interest Carry Forward Amount for each such class

          (iii) to the class or classes of Floating Rate Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Overcollateralization Deficiency Amount remaining unpaid following the distribution of principal as described under " -- Distribution of Available Funds" above, payable to the class or classes of Floating Rate Certificates then entitled to receive distributions in respect of principal in the amounts and priorities described in rules 5(a) and 5(b) under " -- Distribution of Available Funds" above;

          (iv) concurrently, to the classes of Senior Certificates related to Loan Group 1, Loan Group 2 and Loan Group 3, pro rata based on the aggregate remaining Unpaid Realized Loss Amount for the Senior Certificates (other than the Class X Certificates) related to Loan Group 1, Loan Group 2 and Loan Group 3, as follows:

               (a) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the Group 1 Senior Certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

               (b) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the Group 2 Senior Certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

               (c) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the Group 3 Senior Certificates, sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class

          (4) concurrently, to each class of Group 1 Senior Certificates, Group 2 Senior Certificates and Group 3 Senior Certificates, to the extent needed to pay any remaining Net Rate Carryover for each such class, pro rata, based on the amount of such remaining Net Rate Carryover;

          (5) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, to the extent needed to pay any remaining Net Rate Carryover for each such class;


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          (6) to the Counterparty, only to the extent necessary to cover any
     Swap Termination Payment due to a Swap Counterparty Trigger Event payable to the Counterparty under the Swap Contract with respect to such Distribution Date; and

          (7) on or after the Distribution Date in October 2013, to Banc of America Securities LLC in accordance with the provisions of the pooling and servicing agreement.

     On each Distribution Date, the trustee will deposit in the Corridor Contract Reserve Fund any amounts received in respect of the Corridor Contract for the related Accrual Period. On each Distribution Date, following the distribution of Available Funds pursuant to " -- Distribution of Available Funds" above and the distribution of amounts from the Derivative Reserve Fund, the supplemental interest trustee will distribute any amounts on deposit in the Corridor Contract Reserve Fund in the following amounts and order of priority:

          (1) concurrently, to each class of the Group 1 Senior Certificates, Group 2 Senior Certificates and Group 3 Senior Certificates, any remaining Current Interest and Interest Carry Forward Amount, pro rata based on their respective entitlements;

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, any remaining Current Interest and Interest Carry Forward Amount for each such class;

          (3) to the class or classes of Floating Rate Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Overcollateralization Deficiency Amount remaining unpaid, payable to the class or classes of Floating Rate Certificates then entitled to receive distributions in respect of principal in the amounts and priorities described in rules 5(a) and 5(b) under " -- Distribution of Available Funds" above;

          (4) concurrently, to the classes of Senior Certificates related to Loan Group 1, Loan Group 2 and Loan Group 3, pro rata based on the aggregate remaining Unpaid Realized Loss Amount for the Senior Certificates (other than the Class X Certificates) related to Loan Group 1, Loan Group 2 and Loan Group 3, as follows;

               (i) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the Group 1 Senior Certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

               (ii) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the Group 2 Senior Certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

               (iii) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the Group 3 Senior Certificates, sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

          (5) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

          (6) concurrently, to each class of Group 1 Senior Certificates, Group 2 Senior Certificates and Group 3 Senior Certificates, to the extent needed to pay any remaining Net Rate Carryover for each such class, pro rata, based on the amount of such remaining Net Rate Carryover;


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          (7) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
     Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, in that order, to the extent needed to pay any remaining Net Rate Carryover for each such class; and

          (8) to Banc of America Securities LLC in accordance with the provisions of the pooling and servicing agreement.

APPLIED REALIZED LOSS AMOUNTS

     After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the related subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the related senior certificates.

     If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the certificates (other than the Class X Certificates) exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the amount of such excess will be applied, first, to reduce the Class Certificate Balances of the Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero and, second, to the senior certificates related to Loan Group 1, Loan Group 2 and Loan Group 3 (other than the related Class X Certificates) pro rata, on the basis of the aggregate Class Certificate Balance of the related senior certificates, as follows: (a) with respect to the Group 1 Senior Certificates, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero (b) with respect to the Group 2 Senior Certificates, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero and (c) with respect to the Group 3 Senior Certificates, sequentially, to the Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero. Any such reduction described in this paragraph is an "APPLIED REALIZED LOSS AMOUNT."

     Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.


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